                                                                 NUVEEN
                                                                     Investments

Nuveen Municipal
         Bond Funds

 ANNUAL REPORT  APRIL 30, 2001

Dependable, tax-free income to help you keep more of what you earn.

[PHOTO APPEARS HERE]

  INVEST WELL

    LOOK AHEAD

LEAVE YOUR MARK(SM)

High Yield
All-American
Insured
Intermediate Duration
Limited Term

                              Morningstar Ratings

                                   * * * * *

                 Nuveen Limited Term Municipal Bond Fund /1,2/
                      Overall rating among 1,695 municipal
                            bond funds as of 4/30/01


Table of Contents

1   Dear Shareholder
3   Economy at a Glance
4   Nuveen High Yield Municipal Bond Fund
      From the Portfolio Manager
      Fund Spotlight
9   Nuveen All-American Municipal Bond Fund
      From the Portfolio Manager
      Fund Spotlight
14  Nuveen Insured Municipal Bond Fund
      From the Portfolio Manager
      Fund Spotlight
19  Nuveen Intermediate Duration Municipal Bond Fund
      From the Portfolio Manager
      Fund Spotlight
24  Nuveen Limited Term Municipal Bond Fund
      From the Portfolio Manager
      Fund Spotlight
29  Portfolio of Investments
69  Statement of Net Assets
70  Statement of Operations
71  Statement of Changes in Net Assets
74  Notes to Financial Statements
82  Financial Highlights
87  Report of Independent Public Accountants
89  Fund Information

--------------------------------------------------------------------------------

/1/ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

/2/ The Nuveen Limited Term Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,695 funds in the last three years, 1,458 funds in the last five years and 452 funds in the last ten years. With respect to these Municipal Bond funds, the Nuveen Limited Term Municipal Bond Fund received a Morningstar Rating of four stars for the three-, five- and ten-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Over the last several months, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, after the technology bubble burst. As a result, many missed the attractive values compounding for investors continuing to hold core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended. These kinds of experiences dramatically reinforce the importance of maintaining a consistent, long-term investment discipline and staying the course with a well-constructed, diversified portfolio.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. Building on our heritage of leadership in municipal bond investing, we have broadened our expertise across an expanding array of equity and fixed-income investment disciplines. We will continue seeking ways to help advisors and investors participate in the many exciting investment opportunities available today. But no matter how much the investment environment might evolve, our core commitment remains providing you and your advisor with the means for building a balanced portfolio designed to systematically compound your wealth over time.

This report covers our fixed income investment style.


Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can substantially reduce risk with only a small sacrifice in returns. This strategy not only seeks to provide a dependable base of income with a more comfortable balance of risk, but may also help investors build the confidence to remain fully invested through varied market cycles.

Nuveen's time-tested credit research and surveillance discipline uncovers income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25 percent over a 10-year period -- Nuveen's dividends have continued to provide a steady flow of income to investors. We have also made a priority of helping to preserve the investor's accumulated wealth in a tax-efficient manner.



                                                         Annual Report    page 1

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to help systematically compound your wealth over time.

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to manage $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, Nuveen offers core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor, call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Before investing or sending money, please read the prospectus carefully.

Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
June 15, 2001



Annual Report   page 2

Economy at a Glance

     MAY 1, 2000 - APRIL 30, 2001
--------------------------------------------------------------------------------

Mixed indicators

Characterizing the economy during the fiscal year ended April 30, 2001, depends largely on one's perspective.

Corporate America was beset with concerns of excess capacity and weakening profitability. Though the overall economy grew modestly, April 2001 marked the ninth consecutive month of declining activity in the manufacturing sector, according to the National Association of Purchasing Management Index (NAPM). It was also the first month non-manufacturing industries experienced reduced activity and new-order volume since NAPM began tracking the sector in July 1997.

Increases in the Producer Price Index reflected rising costs for manufacturers, wholesalers and retailers. Crude goods prices rose 19.4 percent during the period, while finished goods gained 3.7 percent and intermediate goods were up 2 percent. Prices for finished energy goods increased almost 14 percent.

Consumers, on the other hand, appeared to be aware the economy was slowing but not overly concerned, as indicated by several key factors:

 . Interest rates. The Federal Reserve Board cut short-term interest rates by a total of two percentage points in the last four months of the period. Falling rates helped to reduce consumers' monthly expenses by lowering interest on revolving debt and providing the opportunity to refinance mortgages. Housing starts at the end of the period were at roughly the same level as 12 months before but were down 8 percent from the period's high reached in January 2001.

 . Income and spending. Personal income rose 4.7 percent during the fiscal year, while disposable income (personal income net of personal taxes) gained by 4 percent. Personal spending increased at an even higher rate of 4.8 percent, though sales of durable goods were up just 3 percent, a significant decline from the 10 percent growth rate of the prior fiscal year.

 . Consumer prices. The Consumer Price Index (CPI) rose 3.3 percent during the fiscal year, the largest increase for this 12-month period since 1991. However, excluding energy prices - up 10.3 percent for the period - eases the CPI increase to 2.7 percent.

 . Unemployment. The unemployment rate (seasonally adjusted) averaged 4.1 percent for the period. However, layoffs by major corporations with depressed equity valuations pushed that rate to 4.5 percent by April 2001, the highest level since October 1998. Yet the year also saw decade-low rates of 3.9 percent in September and October 2000.

Municipal bond environment

 . Credit conditions. A review of rating changes in the first quarter the most current period for which data is available gives no hint of economic slowing or tighter credit conditions. Patterns seen in recent quarters have been repeated, as upgrades of tax-supported issues have exceeded downgrades (92 to 13). Higher education again enjoyed more upgrades than downgrades (13 to 2), including state universities in Colorado, Kentucky, New Mexico and North Carolina.

   However, healthcare remained a troubled sector where rating reductions outpaced upgrades by 25 to 2. And numerous downgrades of industrial development bonds (10 to 1) reflect stresses experienced in the corporate world.

 . Issuance. A favorable interest rate environment drove municipal bond refundings at a torrid pace, pushing issuance for last four months of the period up 36 percent over the same period a year earlier. This hike contributed to an overall 4 percent increase in issuance for the 12-month period ($216.8 billion vs. 208.4 billion).

California power crisis
--------------------------------------------------------------------------------
Perhaps the most prominent credit story has been the continuing power crisis in California, which has become an issue for the state's own creditworthiness. In May 2001, the governor and state legislature approved a $13.4 billion issue of Power Bonds to reimburse the state for outstanding outlays and to help fund future power purchases. By this time, the state had spent $5 billion, almost 60% of General Fund reserves, to purchase power and would continue funding purchases until the bonds are issued, possibly in August 2001.

These events increase risks to the state's outlook. In the short term, uncertainty about exact timing of the bond issuance and the cost of energy in the interim increase risk to the state's balance sheet and the possibility of further credit downgrades.

Though the state economy continues to expand and add jobs, the long-term effects of the crisis have yet to be realized. Economists are not predicting a recession in the state but expect real growth for 2001 to decline significantly, possibly to less than 1 percent, from 8 percent growth a year earlier. Additional retail electricity rate increases are expected, which will reduce consumer purchasing power and further dampen the economic growth.

Demand and supply of electricity may come into balance over the next few years as more power plants are built in the state. Consequently, wholesale electricity costs should decline over time, though it is uncertain where retail rates will stabilize.

However, all factors are not necessarily negative. California's diverse economy and continued strength in the southern portion of the state may be essential to helping it through the coming years. Job growth throughout the state is expected to continue at a 2 percent rate in 2001. Home prices continued to be strong, increasing 8 percent to 10 percent over levels in 2000.

                                                          Annual Report   page 3

From the Portfolio Manager
                                           NUVEEN HIGH YIELD MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
Your Investment
Management Team
-------------------------------------------------------------------------------
Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

Q.  What market environment did the fund experience in the last 12 months?

A. After enduring several years of challenging market conditions, fixed-income investments returned to favor during the reporting period. In this environment, investors, who as a result of the stock market's collapse found themselves reminded of the benefits of asset allocation, shifted some of their portfolio holdings into bonds, including municipals.

    Compared to previous reporting periods, this one was much more favorable for high yield investors and portfolio managers. This was especially true during the last half of 2000, when interest rates were generally rising (high yield funds have historically outperformed during times of rising interest rates). However, as the reporting period progressed and interest rates began falling once again, high yield investments generally underperformed their investment-grade counterparts.

    Credit spreads -- representing the compensation to investors for assuming additional credit risk -- finished the reporting period still at historically high levels. The large spreads stemmed from investor preference for investment-grade securities in times of economic uncertainty.

Q. How did the fund perform during the fiscal year ended April 30, 2001, and what factors influenced its returns?

A. The fund's total return was 8.52 percent for the fiscal year ended April 30, 2001 (Class A shares at net asset value). This performance was well above the average performance of its peers as measured by the Lipper High Yield Debt Funds category average, which returned 5.43 percent for the same period. The fund's results also outpaced the broader stock market, which as measured by the Standard & Poor's 500 Index returned negative 13.73 percent.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only though the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

Investment by the fund in lower-rated and non-rated securities presents greater risk of loss of principal than investments in investment-grade securities. Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report   page 4

    A major reason for the strong results was that the fund was launched nearly two years ago at an opportune time for high yield investing. At that time, the high yield market was at a low point that it was just beginning to come out of. As a result, we were able to avoid a number of the more poorly structured bond issues that were available in the market in previous years.

    We also attribute the fund's solid results to our excellent research analysts. The high yield municipal market offers lots of opportunities to find hidden value in bonds, but it also involves a significant amount of credit risk. In a high yield fund, it is especially important to fully understand a bond issue before we decide to invest in it. We have a great deal of confidence in our research team and rely on them extensively to help us identify attractive candidates for purchase.

    For additional information about fund performance and yield, please refer to the box below.

    Annualized Total Returns as of 4/30/01 /1/
                                          One-Year
    High Yield                              8.52%
    Class A Shares at NAV

    Lipper High Yield Municipal Debt        5.43%
    Funds category average /2/

    Tax-Free/3/ Yields as of 4/30/01
    Class A Shares at NAV
    SEC 30-Day Yield                        7.37%
    Taxable-Equivalent Yield /4/           10.68%

Your Fund's
Investment
Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the fund's primary objective.

Q.  What themes were underlying your management of the fund during the year?

A. During the reporting period we focused our management activity on sectors that are less sensitive to economic cycles, especially health care and utilities. In the health care sector, hospitals proved to be an attractive area of investment for us. We have made a fairly large commitment to that sector because we believe there is significant potential value to be

--------------------------------------------------------------------------------

/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended April 30, 2001.

/2/ For the Nuveen High Yield Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 69 funds in the Lipper High Yield Municipal Debt Funds category for the one-year period ended April 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/4/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

                                                          Annual Report   page 5
    obtained. Spreads between higher- and lower-rated hospital bonds have been extremely wide because of concerns about credit deterioration in the sector. However, in conjunction with our research staff, we believe the problems in the sector have bottomed out and are confined to certain providers. Accordingly, we added to our health care holdings during the period. As of the end of April, nearly a quarter of fund assets were invested in the sector.

    In addition to healthcare, we also invested widely in utility bonds in the form of independent power projects. These projects have been around for several years, but only recently, in our opinion, have they become self-supporting business propositions. That's because various utility companies have been required to contract with independent power producers. This -- as well as rising electricity prices -- has led to a steadier and more predictable revenue stream for the independents. We believe that this factor makes independent power projects much more creditworthy than they used to be, yet many of the bonds in this area are still trading the levels of a few years ago. If the market realizes this potential value, we believe the fund is positioned to benefit.


How Your Fund
Pursues Its
Objective

--------------------------------------------------------------------------------
The fund invests substantially all of its assets in municipal bonds. Under normal circumstances, the advisor invests at least 65% of the fund's net assets in medium-to low-quality bonds (BBB/Baa or lower) as rated by Standard & Poor's, Moody's Investors Service, Duff & Phelps, or Fitch IBCA, Inc, or if unrated, judged to be of comparable quality. The fund may invest up to 10% of its net assets in defaulted municipal bonds. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates. The fund may also make forward commitments in which the fund agrees to buy a security in the future at a price agreed upon today.

The fund's investment advisor uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects.

Q.  What is your outlook for the high yield municipal market?

A. In our opinion, this is an opportune time to be involved in high yield municipal bond investing. Spreads between higher- and lower-grade investments continue to be wide, and we note that spreads have historically tended to revert to their historical averages -- Whether this will happen next week, next month, or next year is anybody's guess. However, if it does happen, the investment options available to us now may help drive strong fund performance in the future.

    We also expect new-issue supply to remain strong. This is good news for the fund because it gives us more bonds to choose from and allows us to be more careful shoppers. In such an environment, we can screen out potential investments that fail to meet our criteria. This selectivity enables us to use the strong Nuveen name to our advantage -- we can work closely with bond issuers to tighten potential legal loopholes and obtain more favorable terms on investments we believe would make attractive additions to the fund.



Annual Report   page 6

                                  High Yield
                  Growth of an Assumed $10,000 Investment/5/

                           [LINE GRAPH APPEARS HERE]


                Lehman
               Brothers        Nuveen High Yield     Nuveen High Yield
               Municipal         Municipal Bond      Municipal Bond Fund
Date           Bond INDEX          Fun (NAV)             (Offer)
               ----------
6/99            $ 10,000             $10,000               $ 9,580
4/01            $ 11,161             $10,869                10,413


                Nuveen High Yield Municipal Bond Fund (NAV) $10,869

                Nuveen High Yield Municipal Bond Fund (Offer) $10,413

                Lehman Brothers Municipal Bond Index $11,161


--------------------------------------------------------------------------------
/5/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


                                                          Annual Report   page 7

Fund Spotlight as of 4-30-01

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

Quick Facts


                              A Shares   B Shares   C Shares   R Shares
------------------------------------------------------------------------------
NAV                           $18.93     $18.91     $18.93     $18.94
------------------------------------------------------------------------------
CUSIP                         67065Q749  67065Q756  67065Q764  67065Q772
------------------------------------------------------------------------------
Latest Dividend/1/            $0.1005    $0.0885    $0.0915    $0.1035
------------------------------------------------------------------------------
Inception Date                6/99       6/99       6/99       6/99
------------------------------------------------------------------------------



Annualized Total Returns/2/
                                   as of April 30, 2001    as of March 31, 2001
A Shares                              NAV      Offer          NAV      Offer
1-Year                               8.52%      3.94%        7.97%      3.45%
------------------------------------------------------------------------------
Since Inception                      2.91%      0.60%        2.99%      0.57%
------------------------------------------------------------------------------

B Shares                           w/o CDSC    w/CDSC      w/o CDSC    w/CDSC
------------------------------------------------------------------------------
1-Year                               7.70%      3.70%        7.16%      3.16%
------------------------------------------------------------------------------
Since Inception                      2.13%      0.16%        2.20%      0.13%
------------------------------------------------------------------------------

C Shares                                         NAV                     NAV
1-Year                                          7.96%                   7.36%
------------------------------------------------------------------------------
Since Inception                                 2.37%                   2.42%
------------------------------------------------------------------------------

R Shares                                         NAV                     NAV
1-Year                                          8.72%                   8.12%
------------------------------------------------------------------------------
Since Inception                                 3.12%                   3.17%
------------------------------------------------------------------------------


Tax-Free Yields
                           as of April 30, 2001
A Shares                         NAV   Offer
SEC 30-Day Yield                7.37%   7.06%
-----------------------------------------------
Taxable-Equivalent Yield/3/    10.68%  10.23%
-----------------------------------------------

B Shares                                 NAV
SEC 30-Day Yield                        6.64%
-----------------------------------------------
Taxable-Equivalent Yield/3/             9.62%
-----------------------------------------------

C Shares                                 NAV
SEC 30-Day Yield                        6.84%
-----------------------------------------------
Taxable-Equivalent Yield/3/             9.91%
-----------------------------------------------

R Shares                                 NAV
SEC 30-Day Yield                        7.48%
-----------------------------------------------
Taxable-Equivalent Yield/3/            10.84%
-----------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

AA                                 3%
---------------------------------------
A                                  8%
---------------------------------------
BBB                               18%
---------------------------------------
NR                                59%
---------------------------------------
Other                             12%
---------------------------------------

Top Five Sectors/4/

Utilities                              25%
Healthcare                             25%
Capital Goods                          11%
Transportation                         11%
Long-Term Care                          9%


Portfolio Stats

Total Net Assets
$33.4 million

Average Duration
8.49

Average Effective Maturity
18.55 years


Investment by the fund in lower-rated and nonrated securities presents greater risk of loss of principal than investments in investment-grade securities. Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

-------------------------------------------------------------------------------
/1/ Paid May 1, 2001. This is the latest monthly dividend declared during the period ended April 30, 2001.

/2/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/  Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

/4/ As a percentage of long-term bond holdings as of April 30, 2001. Holdings are subject to change.

Annual Report   page 8

From the Portfolio Manager
                                         NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Your Investment
Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

Q.  What market environment did the fund experience in the last 12 months?

A. Fixed-income investments, which are highly sensitive to changes in interest rates, endured a volatile year. Between the last half of 1999 and the end of 2000, the Federal Reserve Board engineered a series of six interest rate hikes. Higher interest rates helped generate an economic slowdown as well as a dramatic drop in stock prices. These are conditions that generally favor the bond market, and, as a result, investors who shifted some of their portfolio holdings into money market funds and bonds -- including municipals -- were generally rewarded by their asset allocation decisions. The All-American Municipal Bond Fund's net asset value rose steadily during this time, with Class A shares going from $10.33 on April 30, 2000 to $10.74 by the end of 2000. In the first four months of 2001, as the Fed reversed course and lowered interest rates four times, the fund's net asset value declined incrementally to $10.70. Nevertheless, this was still well above the level at which it began the reporting period.

Q. How did the fund perform during the fiscal year ended April 30, 2001, and what factors influenced its returns?

A. The fund's total return was 9.23 percent for the fiscal year ended April 30, 2001 (Class A shares at net asset value). This topped the average performance of its peers as measured by the Lipper General Municipal Debt Funds category average, which returned 9.13 percent for the same period. At the same time, the performance lagged that of the Lehman Brothers Municipal Bond Index, which rose 10.37 percent.

    The fund's results were shaped by several factors. First, during the reporting period we continued to sell some of our BBB-rated bonds and reinvest the proceeds in higher-rated AAA bonds. Doing so helped performance as spreads between higher- and lower-rated securities widened during the reporting period -- indicating investor preference for fixed-income investments with higher credit ratings. The fund benefited

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only though the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

                                                          Annual Report   page 9
    to the extent that we shifted some of the fund's holdings from BBB-rated bonds to AAA-rated bonds seemingly at the right time during the fiscal year. Second, by managing the fund to take advantage of anticipated changes to the yield curve, we were able to enhance performance while limiting the fund's interest-rate risk.

    Annualized Total Returns as of 4/30/01/1/
                                                 One-Year     Five-Year
    All-American                                   9.23%        5.76%
    Class A Shares at NAV

    Lipper Insured Municipal Debt                  9.13%        5.25%
    Funds category average/2/

    Lehman Brothers Municipal                     10.37%
    Bond Index/3/

    Tax-Free/4/ Yields as of 4/30/01
    Class A Shares at NAV
    SEC 30-Day Yield                               4.84%
    Taxable-Equivalent Yield/5/                    7.01%

Your Fund's
Investment
Objective
--------------------------------------------------------------------------------
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Q.  What teams were underlying your management of the fund during the day?

A. As we mentioned, credit spreads widened overall during the last 12 months. In response, we continued the process we began prior to the reporting period (and mentioned above). This includes selling some of the fund's lower-rated holdings and replacing them with more creditworthy bonds. Accordingly, the fund's weight in BBB-rated securities declined from, 25 percent to 22 percent during the reporting period, while the percentage of fund assets invested in AAA-rated or U.S. Guaranteed bonds climbed from 33 percent to 40 percent.
For example, approximately $3 million of the insured New Jersey Turnpike. Authority bonds were added to the fund. Highly rated bonds like this generally appeal to a wide distribution of buyers and consequently, may move higher in price during a bond rally than lower,and thinly. traded names, which attract fewer buyers.
-------------------------------------------------------------------------------

Returns are historical and do not guaranteed future performance. Investment returns and principal value will fluctuation so that when shares are redeemed, they may be worth more or less their origin cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/  Performance figures are quoted ended April 30, 2001


/s/ Performance \
Accordingly,
the above.




--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the period ended April 30, 2001.


Annual Report    page 10

    After selling many of our healthcare holdings in 1999 and early 2000, we purchased several issues in the sector that we thought offered value. Hospitals proved to be an especially attractive area of investment for us. Spreads between higher- and lower-rated hospital bonds widened because of concerns about credit deterioration in the sector. However, based on the advice of our research staff, we believe the sector's problems have bottomed out and are confined to certain providers. As of the end of April 2001, 15 percent of the portfolio was invested in the sector.

    One of the fund's successful healthcare investments during the period involved Detroit Medical Center bonds maturing in 2023. Their excellent performance resulted from an improved credit outlook. In fact, in April, Standard & Poor's, a major bond-rating agency, removed the negative outlook that it had placed on the bonds the previous year. This analysis was no surprise to our research team, which had already reached its own conclusion that the hospital's financial position was stabilizing.

How Your Fund
Pursues Its
Objective
--------------------------------------------------------------------------------
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be equivalent to investment grade bonds.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

Q.  What is your outlook for the municipal market and the All-American fund?

A. We believe the near-term outlook for municipal bond investing is favorable. If the economic slowdown continues, bond yields and tax collections may fall, making it more likely municipalities would issue debt to finance essential projects. This was not necessarily the approach taken in recent years, when healthy tax revenues were more often able to cover the costs of projects on a pay-as-you-go basis. Such a change would bode well for the supply of municipal bonds.

    We expect slightly lower to stable interest rates during the next 12 months. We believe the portfolio is well positioned and are optimistic about the bonds in which we have invested. Overall, we are looking for credit spreads to continue to narrow and have structured the portfolio so that the fund has greater potential to benefit if that happens.

    In general, if market volatility, poor stock-market performance and economic weakness continue, we expect more investors to become interested in municipal bonds as an important component of their asset allocation strategy.

--------------------------------------------------------------------------------
/2/ For the Nuveen All-American Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 274 funds in the Lipper Municipal Bond Debt Funds category for the one-year period ended April 30, 2001, and 186 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/5/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

                                                        Annual Report    page 11

                                 All-American
                  Growth of an Assumed $10,000 Investment/6/

                           [LINE GRAPH APPEARS HERE]

                Lehman
               Brothers           Nuv/Flg AA       Nuv/Flg AA Municipal
               Municipal        Municipal Bond          BondFund
Date           Bond Index         Fund (NAV)             (Offer)
4/91            $10,000             $10,000              $ 9,580
4/94            $19,950             $19,879              $19,044


       Nuveen All-American Municipal Bond Fund (NAV)            $19,879
       Nuveen All-American Municipal Bond Fund (Offer)          $19,044
       Lehman Brothers Municipal Bond Index                     $19,950


--------------------------------------------------------------------------------
/6/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Annual Report    page 12

Fund Spotlight as of 4-30-01
                                         NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts
                                   A Shares    B Shares    C Shares    R Shares
--------------------------------------------------------------------------------
NAV                                $10.70      $10.71      $10.69      $10.71
--------------------------------------------------------------------------------
CUSIP                              67065Q889   67065Q871   67065Q863   67065Q855
--------------------------------------------------------------------------------
Latest Dividend/1/                 $0.0470     $0.0400     $0.0420     $0.0485
--------------------------------------------------------------------------------
Inception Date                     10/88        2/97        6/93        2/97
--------------------------------------------------------------------------------

Annualized Total Returns/2/
                                 as of April 30, 2001    as of March 31, 2001
A Shares                              NAV       Offer         NAV       Offer
1 - Year                             9.23%      4.67%        9.72%      5.08%
--------------------------------------------------------------------------------
5 - Year                             5.76%      4.86%        5.86%      4.97%
--------------------------------------------------------------------------------
10 - Year                            7.11%      6.66%        7.42%      6.96%
--------------------------------------------------------------------------------

B Shares                          w/o CDSC     w/CDSC     w/o CDSC     w/CDSC
1 - Year                             8.41%      4.41%        8.90%      4.90%
--------------------------------------------------------------------------------
5 - Year                             5.03%      4.86%        5.13%      4.97%
--------------------------------------------------------------------------------
10 - Year                            6.61%      6.61%        6.92%      6.92%
--------------------------------------------------------------------------------

C Shares                                         NAV                     NAV
1 - Year                                        8.63%                   9.21%
--------------------------------------------------------------------------------
5 - Year                                        5.19%                   5.28%
--------------------------------------------------------------------------------
10 - Year                                       6.53%                   6.83%
--------------------------------------------------------------------------------

R Shares                                         NAV                     NAV
1 - Year                                        9.41%                  10.00%
--------------------------------------------------------------------------------
5 - Year                                        5.96%                   6.05%
--------------------------------------------------------------------------------
10 - Year                                       7.21%                   7.52%
--------------------------------------------------------------------------------

Tax-Free Yields
                            as of April 30, 2001
A Shares                            NAV    Offer
SEC 30-Day Yield                   4.84%   4.63%
------------------------------------------------
Taxable-Equivalent Yield/3/        7.01%   6.71%
------------------------------------------------

B Shares                            NAV
SEC 30-Day Yield                   4.08%
------------------------------------------------
Taxable-Equivalent Yield/3/        5.91%
------------------------------------------------

C Shares                            NAV
SEC 30-Day Yield                   4.28%
------------------------------------------------
Taxable-Equivalent Yield/3/        6.20%
------------------------------------------------

R Shares                            NAV
SEC 30-Day Yield                   5.01%
------------------------------------------------
Taxable-Equivalent Yield/3/        7.26%
------------------------------------------------

Bond Credit Quality/4/
            [PIE CHART APPEARS HERE]
AAA / U.S. Guaranteed                        40%
------------------------------------------------
AA                                           11%
------------------------------------------------
A                                            13%
------------------------------------------------
BBB                                          22%
------------------------------------------------
NR                                           13%
------------------------------------------------
Other                                         1%
------------------------------------------------


Top Five Sectors/4/
----------------------------------------
U.S. Guaranteed                      17%
Transportation                       15%
Healthcare                           15%
Utilities                            12%
Education and Civic Organizations     9%

Portfolio Stats
----------------------------------------

Total Net Assets
$354.4 million

Average Duration
7.17

Average Effective Maturity
17.64 years

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Paid May 1, 2001. This is the latest monthly dividend declared during the period ended April 30, 2001.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

/4/ As a percentage of long-term bond holdings as of April 30, 2001. Holdings are subject to change.

                                                        Annual Report    page 13

From the Portfolio Manager
                                              NUVEEN INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Your Investment
Management Team
--------------------------------------------------------------------------------
Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

Q.  What market environment did the fund experience in the last 12 months?

A. After enduring several years of challenging market conditions, fixed-income investments returned to favor during the reporting period. The fixed-income market in general and the municipal market in particular were strong. In this environment, investors, who as a result of the stock market's collapse found themselves reminded of the benefits of asset allocation, shifted some of their portfolio holdings into money market funds and bonds, including municipals.

    As 2000 came to a close, the combination of a drop in new municipal issuance and a slowing economy helped drive a rally in the municipal market. Bond yields declined substantially during the fourth quarter of 2000 and hit their low point around the beginning of the new year. This drop in yield resulted in a corresponding increase in bond prices, as the two move in opposite directions. Though long-term municipal yields rose slightly in the first four months of 2001, they moved within a very narrow range and ended the reporting period just incrementally above year-end levels. Declining interest rates in 2001 also led to a significant increase in bond issuance because the lower interest rates gave municipalities an incentive to restructure debt issued at higher rates. This increase in supply gave portfolio managers a wide variety of municipal bonds to choose from at attractive prices.

Q. How did the fund perform during the fiscal year ended April 30, 2001, and what factors influenced its returns?

A. The fund's total return was 8.86 percent for the fiscal year ended April 30, 2001 (Class A shares at net asset value). This performance lagged the average performance of its peers as measured by the Lipper Insured Municipal Debt Funds category average, which returned 9.44 percent for the same period. As an additional point of comparison, the Lehman Brothers Insured Municipal Bond Index returned 11.17 percent.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only though the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the period ended April 30, 2001.

Annual Report    page 14

    Performance was influenced by the fund's shorter than average duration, the result of a large number of bonds in the portfolio that were advance refunded -- or pre-refunded -- to their call dates. While pre-refunded bonds didn't dramatically increase in value as interest rates dropped, they did provide excellent levels of tax-free income because they were bought when rates were substantially higher. The presence of the pre-refunded bonds lent added stability to the fund's income stream.

       Annualized Total Returns as of 4/30/01 /1/

                                              One-Year   Five-Year
       Insured                                  8.86%      5.57%
       Class A Shares at NAV

       Lipper Insured Municipal Debt            9.44%      5.23%
       Funds category average /2/

       Lehman Brothers Insured Municipal       11.17%
       Bond Index /3/

       Tax-Free4 Yields as of 4/30/01
       Class A Shares at NAV
       SEC 30-Day Yield                         3.77%
       Taxable-Equivalent Yield /5/             5.46%

Your Fund's
Investment
Objective
-------------------------------------------------------------------------------
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Q.  What themes were underlying your management of the fund during the year?

A. In general, we try not to micromanage the fund, so we avoided excessive trading during the reporting period. The fund's sector weightings remained relatively consistent throughout the last 12 months. In the first part of the year, we took advantage of market conditions to sell certain bonds from the fund for tax reasons. This enabled us to generate capital losses that we could use to balance against future realized capital gains -- providing a potential tax benefit to fund shareholders.

    To replace the bonds we sold, when possible we added others offering call-protection provisions. For example, we bought two education bonds -- one for a school district in Oregon and the other for a community-college district in Texas -- with 10-year call protections. These protections defend shareholders from the risk that an issuer will decide to refinance its bonds to take advantage of lower interest rates, helping to ensure that the fund will receive a consistent coupon rate for at least a decade.

--------------------------------------------------------------------------------
/2/ For the Nuveen Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 47 funds in the Lipper Insured Municipal Bond Debt Funds category for the one-year period ended April 30, 2001, and 40 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Insured Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/5/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

Annual Report     page 15

    Another strategy we used to manage the fund was to invest in the maturity range that we believed offered the most value. During much of the reporting period, we observed that the yield curve -- a graphical representation of bond yields at varying maturities -- was relatively flat between 20 and 30 years. In other words, the yield available to investors in 20-year insured bonds was only modestly below that available to investors in 30-year insured bonds, even though longer bonds can be more volatile. So, when possible, we invested primarily in bonds with maturities of around 20 years because of the potential to obtain most of the yield while potentially avoiding a significant amount of risk.

    We also believed there was value to be unlocked in healthcare securities. Hospital bonds have been unpopular recently because of lingering credit concerns. Following the lead of our skilled research analysts, we proceeded with caution in this area, choosing to invest in insured bonds backed by issuers with strong financial statements.

    Finally, we continued to use the strong Nuveen name to identify and take advantage of attractive opportunities for investment around the country. As one of the nation's largest buyers of municipal bonds, we often negotiate favorable terms for a wide variety of relatively small, regional issues. Because of our strong position, we frequently are able to buy these bonds more cheaply than we could for larger issues-adding value to the fund for our shareholders.

How Your Fund
Pursues Its
Objective
-------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. The fund primarily buys insured municipal bonds.*

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

Q.  What is your outlook for the municipal market and the Insured fund?

A. We're optimistic. If the economic slowdown continues, bond yields and tax collections may fall, making it more likely municipalities would issue debt to finance essential projects. This was not necessarily the approach taken in recent years, when healthy tax revenues were more often able to cover the costs of projects on a pay-as-you-go basis. Such a change would bode well for the supply of municipal bonds.

    We will continue to add bonds to the fund that we believe represent good sources of value. One potential area of opportunity for the fund that we are just beginning to see is in California utility bonds. As the state's utility crunch continues, we've observed that bonds in this state and sector have become less expensive. This is a trend we will watch with


-------------------------------------------------------------------------------
* Insurance does not guarantee the market value of the municipal securities or the value of the fund's shares.

Annual Report    page 16
    interest as we head into the summer months and look for potentially attractive investments.

    In part because of the portfolio's minimal exposure to calls in 2001, we have the opportunity to be even more selective than usual about our purchases and sales. As a result, we plan to make trades only when we identify compelling opportunities. Such an approach has served fund shareholders well in the past, and we believe it will continue to do so.

                                    Insured
                  Growth of an Assumed $10,000 Investment/6/

                           [LINE GRAPH APPEARS HERE]

                       Lehman
                      Brothers          Nuveen Ins
                      Municipal     Municipal Bond Fund   Nuveen Ins Municipal
Date                 Bond Index            (NAV)           Bond Fund (Offer)
                     ----------
4/91                   $10,000            $10,000                $ 9,580
4/01                   $19,950            $19,030                $18,231

Nuveen Insured Municipal Bond Fund (NAV) $19,030
Nuveen Insured Municipal Bond Fund (Offer) $18,231
Lehman Brothers Municipal Bond Fund Index $19,950

--------------------------------------------------------------------------------
/6/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Annual Report    page 17

Fund Spotlight as of 4-30-01

                                              NUVEEN INSURED MUNICIPAL BOND FUND

Quick Facts

                              A Shares   B Shares   C Shares    R Shares
---------------------------------------------------------------------------
NAV                           $10.71     $10.72     $10.63     $10.68
---------------------------------------------------------------------------
CUSIP                         67065Q509  67065Q608  67065Q707  67065Q806
---------------------------------------------------------------------------
Latest Dividend/1/            $0.0450    $0.0385    $0.0395    $0.0465
---------------------------------------------------------------------------
Inception Date                9/94       2/97       9/94       12/86
---------------------------------------------------------------------------

Annualized Total Returns/2/

                         as of April 30, 2001   as of March 31, 2001

A Shares                     NAV      Offer          NAV      Offer
1 - Year                    8.86%      4.32%        9.65%      5.02%
----------------------------------------------------------------------
5 - Year                    5.57%      4.68%        5.70%      4.80%
----------------------------------------------------------------------
10 - Year                   6.65%      6.19%        6.90%      6.45%
----------------------------------------------------------------------

B Shares                  w/o CDSC    w/CDSC      w/o CDSC    w/CDSC
1 - Year                    8.17%      4.17%        8.85%      4.85%
----------------------------------------------------------------------
5 - Year                    4.83%      4.67%        4.93%      4.76%
----------------------------------------------------------------------
10 - Year                   6.01%      6.01%        6.27%      6.27%
----------------------------------------------------------------------

C Shares                                NAV                     NAV
1 - Year                               8.36%                   8.96%
----------------------------------------------------------------------
5 - Year                               5.01%                   5.10%
----------------------------------------------------------------------
10 - Year                              5.90%                   6.13%
----------------------------------------------------------------------

R Shares                                NAV                     NAV
1 - Year                               9.18%                   9.88%
----------------------------------------------------------------------
5 - Year                               5.82%                   5.91%
----------------------------------------------------------------------
10 - Year                              6.87%                   7.11%
----------------------------------------------------------------------


Tax-Free Yields
                          as of April 30, 2001
A Shares                        NAV   Offer
SEC 30-Day Yield               3.77%   3.61%
----------------------------------------------
Taxable-Equivalent Yield/3/    5.46%   5.23%
----------------------------------------------

B Shares                                NAV
SEC 30-Day Yield                       3.01%
----------------------------------------------
Taxable-Equivalent Yield/3/            4.36%
----------------------------------------------

C Shares                                NAV
SEC 30-Day Yield                       3.21%
----------------------------------------------
Taxable-Equivalent Yield/3/            4.65%
----------------------------------------------

R Shares                                NAV
SEC 30-Day Yield                       3.97%
----------------------------------------------
Taxable-Equivalent Yield/3/            5.75%
----------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

Insured and
U.S. Guaranteed               29%
-----------------------------------
U.S. Guaranteed                3%
-----------------------------------
Insured                       68%
-----------------------------------

Top Five Sectors/4/

U.S. Guaranteed                        32%
Healthcare                             17%
Tax Obligation (Limited)               10%
Housing (Single Family)                 9%
Tax Obligation (General)                8%



Portfolio Stats

Total Net Assets
$800.5 million

Average Duration
5.39

Average Effective Maturity
16.48 years

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Paid May 1, 2001. This is the latest monthly dividend declared during the period ended April 30, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/  Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

/4/ As a percentage of long-term bond holdings as of April 30, 2001. Holdings are subject to change.


Annual Report    page 18

Your Investment
Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

From the Portfolio Manager
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q.  What market environment did the fund experience in the last 12 months?

A. After enduring several years of challenging market conditions, fixed-income investments returned to favor during the reporting period. In this environment, investors, who as a result of the stock market's collapse found themselves reminded of the benefits of asset allocation, shifted some of their portfolio holdings into money market funds and bonds, including municipals.

    As 2000 came to a close, the combination of a drop in new municipal issuance and a slowing economy helped drive a rally in the municipal market. Bond yields declined substantially during the quarter and hit their low point around the beginning of the new year. This drop in yield resulted in a corresponding increase in bond prices, as the two move in opposite directions. Though long-term municipal yields rose slightly in the first four months of 2001, they moved within a very narrow range and ended the reporting period just incrementally above year-end levels. Declining interest rates in 2001 also led to a significant increase in bond issuance because the lower interest rates gave municipalities an incentive to restructure debt issued at higher rates. This increase in supply gave portfolio managers a wide variety of municipal bonds to choose from at attractive prices.

Q. How did the fund perform during the fiscal year ended April 30, 2001, and what factors influenced its returns?

A. The fund's total return was 8.99 percent for the fiscal year ended April 30, 2001 (Class A shares at net asset value). This performance was slightly below that of its peers as measured by the Lipper General Municipal Debt Funds category average, which returned 9.13 percent for the same period. The fund also lagged the Lehman Brothers Municipal Bond Index which returned
    10.37 percent.

    The fund's modest underperformance stemmed from a slightly shorter-than-average duration as well as a portfolio overweighting in the healthcare sector, which experienced weak results during the 12-month period. For additional information about fund performance and yield, please refer to the box on the next page.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only though the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

Annual Report       page 19

       Annualized Total Returns as of 4/30/01 /1/
                                                 One-Year        Five-Year
       Intermediate Duration                      8.99%            5.74%
       Class A shares at NAV

       Lipper General Municipal Debt              9.13%            5.25%
       Funds category average /2/

       Lehman Brothers Municipal                 10.37%
       Bond Index /3/

       Tax-Free/4/ Yields as of 4/30/01
       Class A Shares at NAV

       SEC 30-Day Yield                           4.15%

       Taxable-Equivalent Yield/5/                6.01%

Your Fund's
Investment
Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Q.  What themes were underlying your management of the fund during the year?

A. We continued to seek to diversify the portfolio by investing in bonds representing a variety of geographic regions and market sectors. We also continued to look for individual securities that, in our opinion, offered relatively high yields at attractive prices.

    For example, by investing in municipal bonds issued in Illinois and Texas, we were able to pick up additional yield while paying about the same amount we would have paid to purchase equivalent bonds in other states. Because Illinois taxes its residents on income earned from in-state municipal bonds and Texas has no state income tax, issuers in those states must price their bonds attractively to compensate buyers for a reduced tax advantage.

    A second reason why we often find Illinois an excellent source of value for us involves Nuveen's strategic location in the state. As perhaps the largest buyer of municipal securities in the country, the Nuveen name carries a lot of influence nationwide, and nowhere more so than in Illinois. As a result, we continued to receive an excellent response from bond issuers in the state and were well positioned to identify attractive opportunities in our backyard.

    Looking for sector diversification, we also purchased new bonds for the fund in the transportation sector. Many of the bonds coming to market were related to airport construction, as airports are complying with the Federal Aviation Administration's mandate to upgrade flight capacity.

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the period ended April 30, 2001.

Annual Report    page 20

    Expansion projects are already underway or being planned in St. Louis, Hawaii, New York and Chicago. We expect to add more transportation bonds in the coming months as opportunities present themselves.

    Also coming to market during the reporting period were bonds related to the recent settlement between tobacco companies and the states. As of April 30, 2001, the fund had only a modest weighting in this area - investing about $25 million, or nearly 1 percent of portfolio assets, in tobacco - settlement bonds issued by the District of Columbia - but we anticipate additional opportunities in the months ahead.

    Finally, we continued to purchase essential - service revenue bonds in areas such as water and sewer, housing and healthcare. In particular, we looked to find value in healthcare service bonds. In our opinion, there were attractive opportunities in this sector, despite lingering credit concerns voiced by some analysts. Following the lead of our skilled research team, we proceeded with caution in this area, choosing to invest in high-quality bonds backed by issuers with strong financial statements.

How Your Fund
Pursues Its
Objective

--------------------------------------------------------------------------------
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer potentially above-average total return. The advisor invests in a diversified portfolio of investment-grade quality bonds of various maturities with a weighted average duration of between three and ten years. The advisor intends to maintain portfolio duration within a defined range (currently between 4.5 and seven years) over time in order to be classified as an intermediate fund.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

Q. What is your outlook for the municipal market and the Intermediate Duration fund?

A. If the economic slowdown continues, both bond yields and tax collections may fall, making it more likely municipalities would issue debt to finance essential projects. This was not necessarily the approach taken in recent years, when healthy tax revenues were more often able to cover the costs of projects on a pay-as-you-go basis. Such a change would bode well for the supply of municipal bonds.

    Consequently, we believe the near-term outlook for municipal bond investing is favorable. We will continue to add bonds to the fund that we believe represent good sources of value. One potential area of opportunity that we are just beginning to see is in California utility bonds. As the state's utility crunch continues, we've observed that bonds in this state and sector have become less expensive. This is a trend we will watch with interest as we head into the summer months.

--------------------------------------------------------------------------------
/2/ For the Nuveen Intermediate Duration Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 274 funds in the Lipper Municipal Bond Debt Funds category for the one-year period ended April 30, 2001, and 186 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/5/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a federal income tax rate of 31%.


Annual Report    page 21

                             Intermediate Duration
                  Growth of an Assumed $10,000 Investment/6/

                           [LINE GRAPH APPEARS HERE]
          Lehman
         Brothers
        Municipal   Nuveen Municipal   Nuveen Municipal
Date   Bond Index    Bond Fund (NAV)   Bond Fund (Offer)
       ----------
4/91      $10,000              $10,000              $ 9,580
4/01      $19,950              $18,280              $17,513



          Nuveen Intermediate Duration Municipal Bond Fund (NAV) $18,280

          Nuveen Intermediate Duration Municipal Bond Fund (Offer) $17,513

          Lehman Brothers Municipal Bond Index $19,950

--------------------------------------------------------------------------------
/6/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (3.00%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.


Annual Report    page 22

Fund Spotlight as of 4-30-01
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts
                                  A Shares   B Shares   C Shares    R Shares
--------------------------------------------------------------------------------
NAV                                 $  9.23    $  9.23    $  9.22    $  9.24
--------------------------------------------------------------------------------
CUSIP                             67065Q202  67065Q103  67065Q301  67065Q400
--------------------------------------------------------------------------------
Latest Dividend/1/                  $0.0380    $0.0320    $0.0335    $0.0395
--------------------------------------------------------------------------------
Inception Date                         6/95       2/97       6/95      11/76
--------------------------------------------------------------------------------

Annualized Total Returns/2/

                                 as of April 30, 2001    as of March 31, 2001
A Shares                               NAV      Offer          NAV      Offer
1 - Year                             8.99%      5.67%        9.08%      5.79%
--------------------------------------------------------------------------------
5 - Year                             5.74%      5.10%        5.81%      5.17%
--------------------------------------------------------------------------------
10 - Year                            6.22%      5.89%        6.43%      6.11%
--------------------------------------------------------------------------------

B Shares                          w/o CDSC     w/CDSC     w/o CDSC     w/CDSC
1 - Year                             8.19%      4.19%        8.40%      4.40%
--------------------------------------------------------------------------------
5 - Year                             4.99%      4.82%        5.06%      4.89%
--------------------------------------------------------------------------------
10 - Year                            5.63%      5.63%        5.84%      5.84%
--------------------------------------------------------------------------------

C Shares                                          NAV                     NAV
1 - Year                                        8.36%                   8.56%
--------------------------------------------------------------------------------
5 - Year                                        5.10%                   5.19%
--------------------------------------------------------------------------------
10 - Year                                       5.50%                   5.72%
--------------------------------------------------------------------------------

R Shares                                          NAV                     NAV
1 - Year                                        9.32%                   9.28%
--------------------------------------------------------------------------------
5 - Year                                        5.98%                   6.03%
--------------------------------------------------------------------------------
10 - Year                                       6.47%                   6.68%
--------------------------------------------------------------------------------


Tax-Free Yields
                        as of April 30, 2001
A Shares                         NAV   Offer
SEC 30-Day Yield               4.15%   4.02%
--------------------------------------------
Taxable-Equivalent Yield/3/    6.01%   5.83%
--------------------------------------------

B Shares                                NAV
SEC 30-Day Yield                       3.40%
--------------------------------------------
Taxable-Equivalent Yield/3/            4.93%
--------------------------------------------

C Shares                                NAV
SEC 30-Day Yield                       3.60%
--------------------------------------------
Taxable-Equivalent Yield/3/            5.22%
--------------------------------------------

R Shares                                NAV
SEC 30-Day Yield                       4.35%
--------------------------------------------
Taxable-Equivalent Yield/3/            6.30%
--------------------------------------------

Bond Credit Quality/4/
[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed                      44%
--------------------------------------------
AA                                       33%
--------------------------------------------
A                                        12%
--------------------------------------------
BBB                                      10%
--------------------------------------------
NR                                        1%
--------------------------------------------

Top Five Sectors/4/
------------------------------------------
Utilities                              21%
Healthcare                             17%
U.S. Guaranteed                        16%
Tax Obligation (Limited)               10%
Water and Sewer                         8%


Portfolio Stats
------------------------------------------
Total Net Assets
$2.8 billion

Average Duration
5.25

Average Effective Maturity
14.94 years


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Paid May 1, 2001. This is the latest monthly dividend declared during the period ended April 30, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

/4/ As a percentage of long-term bond holdings as of April 30, 2001. Holdings are subject to change.

                                                        Annual Report    page 23

From the Portfolio Manager
                                        NUVEEN LIMITED TERM MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

Your Investment
Management Team
-------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.

Q.  What market environment did the fund experience in the last 12 months?

A. Fixed-income investments, which are highly sensitive to changes in interest rates, endured a volatile year. Between the last half of 1999 and the end of 2000, the Federal Reserve Board engineered a series of six interest rate hikes. Higher interest rates helped generate an economic slowdown as well as a dramatic drop in stock prices. These are conditions that generally favor the bond market, and, as a result, investors who shifted some of their portfolio holdings into money market funds and bonds -- including municipals -- were generally rewarded by their asset allocation decisions.

    The Fed, however, sought to combat the economic weakness and cut interest rates four times by a combined two percentage points in the first four months of 2001. Accordingly, investors in bonds with shorter maturities saw yields drop significantly, leading to higher prices (bond yields and prices move in opposite directions). Such an environment was favorable for a fund like the Limited Term Municipal, which invests actively in securities with maturities of between five and ten years. In some cases, bonds with shorter maturities even outperformed longer bonds on a total-return basis.

    Widening credit spreads also affected municipal bond performance during the reporting period. In times of economic uncertainty, investors often prefer to invest in securities with higher credit ratings because they seek more stable investments. As a result, the gap between the returns offered by AAA- and BBB-rated bonds widened to attempt to attract investors to the out-of-favor, lower-rated securities.

Q. How did the fund perform during the fiscal year ended April 30, 2001, and what factors influenced its returns?

A. The fund's total return was 7.62 percent for the fiscal year ended period ended April 30, 2001 (Class A shares at net asset value). This topped the average performance of its peers as measured by the Lipper Short-Intermediate Municipal Debt Funds category average, which returned 6.99 percent for the same period. (As an additional point of

-------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only though the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the period ended April 30, 2001.


Annual Report    page 24
    comparison, the Lehman Brothers Municipal Bond Index [5-year] rose 9.10 percent.) The fund's strong performance relative to its peer funds stemmed from an increased exposure to bonds with maturities of around 10 years, which, as we mentioned, generally outperformed during the reporting period.

         Annualized Total Returns as of 4/30/01 /1/
                                                  One-Year
         Limited Term                                7.62%

         Class A Shares at NAV

         Lipper Short-Intermediate Municipal Bond    6.99%
         Debt Funds category average /2/

         Lehman Brothers Municipal                   9.10%
         Bond Index [5-year] /3/

         Tax-Free/4/ Yields as of 4/30/01
         Class A Shares at NAV

         SEC 30-Day Yield                            3.88%

         Taxable-Equivalent Yield /5/                5.62%


Your Fund's
Investment
Objective

-------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Q.  What themes were underlying your management of the fund during the year?

A. In general, our management of the fund is a very systematic process in which we look to maintain an average maturity of approximately five years. Consequently, as bonds in the portfolio mature and must be replaced, we are constantly monitoring market conditions and investing accordingly to keep our average maturity within the appropriate range.

    As interest rates were rising in the first part of the reporting period, we looked to extend the average maturity of the fund slightly, hoping to take advantage of the higher potential returns offered by longer bonds with longer maturities. In an environment of widening credit spreads, we took the opportunity to sell some of our positions in BBB-rated bonds and purchase 10-year AAA-bonds with the proceeds. Purchases during the year included student loan revenue bonds issued by the New Jersey Higher Education Student Assistance Authority and pollution control revenue bonds issued by the City of Ashland, Kentucky, on behalf of Ashland Oil.

    In 2001, lower rates available to municipal investors limited the incentive to make many trades. However, the fund did participate in a few select

-------------------------------------------------------------------------------
/2/ For the Nuveen Limited Term Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 39 funds in the Lipper Short-Intermediate Municipal Bond Debt Funds category for the one-year period ended April 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index [5-year] is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/5/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a federal income tax rate of 31%.


                                                        Annual Report    page 25
    projects. Given Nuveen's presence in the Michigan municipal market, the fund was approached by the Detroit Medical Center about providing financing for certain hospital equipment. After a thorough review by our excellent research team and careful negotiation with the hospital, the fund purchased the non-rated 10-year notes at a yield that was a full three percentage points above that offered by comparable AAA-rated securities. (As a point of comparison, Detroit Medical Center bonds rated by the rating agencies carry BaA3/BBB-minus ratings. The notes purchased by the fund were not rated and have a slightly different security structure from the rated bonds. As a result, there is no guarantee that the fund's bonds would garner an equivalent rating from the agencies. However, as is the case with all of the fund's nonrated holdings, our research team analyzed the issue and gave the notes an investment-grade rating.)

    In spite of the investment in Detroit Medical Center bonds, we did trim the fund's exposure to healthcare securities from 18 to 13 percent during the reporting period. This action was partly in response to concerns about hospital fundamentals.

How Your Fund
Pursues Its
Objective

--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer potentially above-average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

Q.  What is your outlook for the municipal market and the Limited Term fund?

A. We believe the near-term outlook for municipal bond investing is favorable. If the economic slowdown continues, bond yields and tax collections may fall, making it more likely municipalities would issue debt to finance essential projects. This was not necessarily the approach taken in recent years, when healthy tax revenues were more often able to cover the costs of projects on a pay-as-you-go basis. Such a change would bode well for the supply of municipal bonds.

    In general, if market volatility, poor stock-market performance and economic weakness continue, we expect more investors to become interested in municipal bonds as an important component of their asset allocation strategy.

--------------------------------------------------------------------------------

Annual Report    page 26

                                 Limited Term
                  Growth of an Assumed $10,000 Investment/6/

                           [LINE GRAPH APPEARS HERE]

                                                              Nuveen Flagship
                Lehman Brothers 5    Nuveen Flagship Limt'd   Limt'd Municipal
               Year Municipal Bond     Municipal Bond Fund        Bond Fund
Date                  Index                  (NAV)                 (Offer)
               -------------------

4/91                 $ 10,000              $10,000                $ 9,750
4/01                 $ 18,082              $17,278                $16,847

Nuveen Limited Term Municipal Bond Fund (NAV)                          $17,278

Nuveen Limited Term Municipal Bond Fund (Offer)                        $16,847

Lehman Brothers 5 Year Municipal Bond Index                            $18,082

--------------------------------------------------------------------------------

/6/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.50%) and all ongoing fund expenses.


                                                        Annual Report    page 27

Fund Spotlight as of 4-30-01
                                         NUVEEN LIMITED TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Quick Facts
                                            A Shares     C Shares    R Shares
--------------------------------------------------------------------------------
NAV                                           $10.63       $10.61      $10.60
--------------------------------------------------------------------------------
CUSIP                                      67065Q848    67065Q830   67065Q822
--------------------------------------------------------------------------------
Latest Dividend/1/                           $0.0415      $0.0385     $0.0435
--------------------------------------------------------------------------------
Inception Date                                 10/87        12/95        2/97
--------------------------------------------------------------------------------


Annualized Total Returns/2/
                                 as of April 30, 2001    as of March 31, 2001
A Shares                              NAV       Offer         NAV       Offer
1-Year                              7.62%       4.88%       7.80%       5.07%
--------------------------------------------------------------------------------
5-Year                              4.78%       4.25%       4.84%       4.31%
--------------------------------------------------------------------------------
10-Year                             5.62%       5.35%       5.73%       5.46%
--------------------------------------------------------------------------------

C Shares                                          NAV                     NAV
1-Year                                          7.16%                   7.45%
--------------------------------------------------------------------------------
5-Year                                          4.42%                   4.46%
--------------------------------------------------------------------------------
10-Year                                         5.28%                   5.38%
--------------------------------------------------------------------------------

R Shares                                          NAV                     NAV
1-Year                                          7.78%                   7.96%
--------------------------------------------------------------------------------
5-Year                                          4.92%                   4.97%
--------------------------------------------------------------------------------
10-Year                                         5.69%                   5.80%
--------------------------------------------------------------------------------


Tax-Free Yields
                                   as of April 30, 2001
A Shares                                    NAV   Offer
SEC 30-Day Yield                          3.88%   3.78%
-------------------------------------------------------
Taxable-Equivalent Yield/3/               5.62%   5.48%
-------------------------------------------------------

C Shares                                            NAV
SEC 30-Day Yield                                  3.53%
-------------------------------------------------------
Taxable-Equivalent Yield/3/                       5.12%
-------------------------------------------------------

R Shares                                            NAV
SEC 30-Day Yield                                  4.08%
-------------------------------------------------------
Taxable-Equivalent Yield/3/                       5.91%
-------------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed                                 35%
-------------------------------------------------------
AA                                                   9%
-------------------------------------------------------
A                                                   18%
-------------------------------------------------------
BBB                                                 21%
-------------------------------------------------------
NR                                                  15%
-------------------------------------------------------
Other                                                2%
-------------------------------------------------------

Top Five Sectors/4/

-----------------------------------------

Utilities                             17%

Healthcare                            13%

Education and
Civic Organizations                   13%

Tax Obligation (Limited)              13%

Housing (Multifamily)                 11%


Portfolio Stats

-----------------------------------------

Total Net Assets
$435.2 million

Average Duration
4.15

Average Effective Maturity
4.75 years


--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------

/1/ Paid May 1, 2001. This is the latest monthly dividend declared during the period ended April 30, 2001.

/2/ Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

/4/ As a percentage of long-term bond holdings as of April 30, 2001. Holdings are subject to change.

Annual Report    page 28

                 Portfolio of Investments
                 Nuveen High Yield Municipal Bond Fund
                 April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Arkansas - 1.6%

     $    500 City of Pine Bluff,            2/10 at 101      BBB+ $    522,660
               Arkansas, Environmental
               Improvement Revenue
               Refunding Bonds, 2000
               Series A (International
               Paper Company Project),
               6.700%, 8/01/20
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Connecticut - 4.1%

        1,455 Connecticut Development        8/04 at 102       N/R    1,366,391
               Authority, Health
               Facility Refunding
               Revenue Bonds, Series
               1994A (Alzheimer's
               Resource Center of
               Connecticut, Inc.
               Project), Series 1994A,
               7.125%, 8/15/14

-------------------------------------------------------------------------------
              Florida - 2.8%

          900 Martin County, Florida,       12/04 at 102      BBB-      935,352
               Industrial Development
               Authority, Industrial
               Development Revenue
               Bonds, Series 1994A
               (Indiantown Cogeneration,
               L.P. Project), 7.875%,
               12/15/25 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Illinois - 11.3%

          135 Village of Channahon,         12/09 at 102      BBB+      125,447
               Illinois, Revenue
               Refunding Bonds, Series
               1999 (Morris Hospital),
               5.750%, 12/01/12

          140 City of Chicago, Tax           1/09 at 100       N/R      136,265
               Increment Allocation
               Bonds, Series 1998
               (Irving/Cicero
               Redevelopment Project),
               7.000%, 1/01/14

          225 Illinois Health Facilities     2/07 at 102        A-      208,739
               Authority, Revenue
               Refunding Bonds, Series
               1996B (Sarah Bush Lincoln
               Health Center), 5.500%,
               2/15/16

              Illinois Health Facilities
              Authority, Revenue
              Refunding Bonds, Series
              1991 (Proctor Community
              Hospital Project):
          425  7.500%, 1/01/11               1/03 at 100      Baa3      377,681
          725  7.375%, 1/01/23               7/01 at 102      Baa3      592,006

          300 Village of Libertyville,      11/09 at 100        A2      303,633
               Illinois, Affordable
               Housing Revenue Bonds,
               Series 1999A (Liberty
               Towers Project), 7.000%,
               11/01/29

              Robbins, Illinois,
              Resources Recovery Revenue
              Bonds, Series 1999C
              (Restructuring Project),
              Guaranteed by Foster
              Wheeler:
          569  7.250%, 10/15/09             No Opt. Call       N/R      445,438
               (Alternative Minimum Tax)
        2,200  7.250%, 10/15/24             No Opt. Call       N/R    1,589,639
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Indiana - 2.8%

        1,000 Whitley County, Indiana,      11/10 at 102       N/R      931,330
               Solid Waste and Sewage
               Disposal Revenue Bonds
               (Steel Dynamics Inc.
               Project), Series 1998,
               7.250%, 11/01/18
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Iowa - 2.1%

          695 Iowa Higher Education Loan    10/10 at 102       N/R      717,407
               Authority, Private
               College Facility Revenue
               Bonds (Waldorf College
               Project), Series 1999,
               7.375%, 10/01/19

-------------------------------------------------------------------------------
              Kentucky - 12.4%

              Kentucky Economic
              Development Finance
              Authority, Hospital System
              Refunding and Improvement
              Revenue Bonds, Series 1997
              (Appalachian Regional
              Healthcare, Inc. Project):
        1,000  5.850%, 10/01/17              4/08 at 102       N/R      748,310
        2,000  5.875%, 10/01/22              4/08 at 102       N/R    1,429,760

              City of Newport, Kentucky,
              Public Properties
              Corporation, First
              Mortgage Revenue Bonds,
              Series 2000A (Public
              Parking and Plaza
              Project):
        1,500  8.375%, 1/01/18               7/10 at 104       N/R    1,494,645
          475  8.500%, 1/01/27               7/10 at 104       N/R      473,038

-------------------------------------------------------------------------------
              Maryland - 0.5%

          315 Prince Georges County,         7/04 at 102       N/R      157,251
               Maryland, Project and
               Refunding Revenue Bonds
               (Dimensions Health
               Corporation Issue),
               Series 1994, 5.375%,
               7/01/14

-------------------------------------------------------------------------------
              Massachusetts - 4.5%

        1,500 Massachusetts Development     No Opt. Call       N/R    1,490,280
               Finance Agency, Pioneer
               Valley Resource Recovery
               Revenue Bonds
               (Eco/Springfield, LLC
               Project), Series 2000A,
               8.375%, 7/01/14
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
29

                 Portfolio of Investments
                 Nuveen High Yield Municipal Bond Fund (continued)
                 April 30, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Minnesota - 5.4%

      $   400 Northwest Minnesota            10/04 at 102       N/R $   319,888
               Multi-County Housing and
               Redevelopment Authority,
               Governmental Housing
               Revenue Bonds (Pooled
               Housing Program), Series
               1994A, 8.125%, 10/01/26

        1,460 City of White Bear Lake,       11/03 at 102       N/R   1,466,658
               Minnesota, First
               Mortgage Nursing Home
               Revenue Refunding Bonds
               (White Bear Lake Care
               Center, Inc. Project),
               Series 1992, 8.250%,
               11/01/12

-------------------------------------------------------------------------------
              New Jersey - 4.2%

        1,500 New Jersey Economic             9/09 at 101        BB   1,399,380
               Development Authority,
               Special Facility Revenue
               Bonds (Continental
               Airlines, Inc. Project),
               Series 1999, 6.250%,
               9/15/29 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              New York - 6.4%

        1,400 County of Cattaraugus,         No Opt. Call       N/R   1,357,188
               New York, Industrial
               Development Agency, Tax
               Exempt Industrial
               Development Revenue
               Bonds, Series 1999A
               (Laidlaw Energy and
               Environmental, Inc.
               Project), 8.500%,
               7/01/21 (Alternative
               Minimum Tax)

          500 Erie County, New York,         12/10 at 103       N/R     250,000
               Industrial Development
               Agency, Solid Waste
               Disposal Facility
               Revenue Bonds (1998
               CanFibre of Lackawanna
               Project), 9.050%,
               12/01/25 (Alternative
               Minimum Tax)

          500 Dormitory Authority of          7/09 at 101        AA     531,820
               the State of New York,
               Marymount Manhattan
               College Insured Revenue
               Bonds, Series 1999,
               6.125%, 7/01/21

-------------------------------------------------------------------------------
              Ohio - 6.8%

           60 Ohio Capital Corporation       No Opt. Call       N/R      60,701
               For Housing, Mortgage
               Revenue Refunding Bonds,
               Series 1999G (FHA-
               Insured Mortgage Loans -
                 Section 8 Assisted
               Projects), 6.750%,
               2/01/03

              Ohio Water Development
              Authority, Solid Waste
              Disposal Revenue Bonds,
              Convertible Series 1998B
              (Bay Shore Power
              Project):
        1,000  5.875%, 9/01/20                9/08 at 102       N/R     840,760
               (Alternative Minimum
               Tax)
          700  6.625%, 9/01/20                9/09 at 102       N/R     641,235
          800  6.625%, 9/01/20                9/09 at 102       N/R     729,040
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Pennsylvania - 15.7%

        2,200 Allegheny County,              11/10 at 102        B+   2,176,130
               Pennsylvania, Hospital
               Development Authority,
               Health System Revenue
               Bonds, Series 2000B
               (West Penn Allegheny
               Health System), 9.250%,
               11/15/30

          745 Carbon County Industrial       No Opt. Call      BBB-     760,913
               Development Authority,
               Pennsylvania, Resource
               Recovery Revenue
               Refunding Bonds, 2000
               Series (Panther Creek
               Partners Project),
               6.650%, 5/01/10
               (Alternative Minimum
               Tax)

          905 Cumberland County              11/04 at 102      BBB-     883,117
               Municipal Authority,
               Pennsylvania, Carlisle
               Hospital and Health
               Services First Mortgage
               Revenue and Refunding
               Bonds, Series 1994,
               6.800%, 11/15/14

        1,400 Pennsylvania Economic           1/04 at 102      BBB-   1,390,662
               Development Finance
               Authority, Resource
               Recovery Revenue Bonds,
               Senior Series 1994A
               (Northampton Generating
               Project), 6.400%,
               1/01/09 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Rhode Island - 0.4%

          140 City of Central Falls,          5/09 at 102        AA     147,848
               Rhode Island, General
               Obligation School Bonds,
               6.250%, 5/15/20

-------------------------------------------------------------------------------
              South Carolina - 5.9%

        2,000 Tobacco Settlement              5/11 at 101        A1   1,982,240
               Revenue Management
               Authority, Tobacco
               Settlement Asset-Backed
               Bonds, Series 2001B,
               6.000%, 5/15/22

-------------------------------------------------------------------------------
              Texas - 0.4%

          140 Harris County, Texas,           7/12 at 103       N/R     124,261
               Housing Finance
               Corporation, Multifamily
               Housing Revenue Bonds
               (Windfern Pointe and
               Waterford Place
               Apartments Projects),
               Junior Subordinate
               Series D, 9.000%,
               7/01/29

-------------------------------------------------------------------------------
              Utah - 2.7%

          750 City of Bountiful, Davis       12/08 at 101       N/R     618,278
               County, Utah Hospital
               Revenue Refunding Bonds
               (South Davis Community
               Hospital Project),
               Series 1998, 5.750%,
               12/15/18

          275 Utah Housing Finance        7/09 at 101 1/2       Aa2     290,532
               Agency, Single Family
               Mortgage Bonds, 1999
               Series F, 6.300%,
               7/01/21


--------------------------------------------------------------------------------
30

    Principal                             Optional Call                Market
 Amount (000) Description                   Provisions* Ratings**       Value
-----------------------------------------------------------------------------
              Virginia - 2.5%

      $   850 Virginia Small Business      No Opt. Call       N/R $   845,538
               Financing Authority,
               Industrial Development
               Revenue Bonds (S.I.L.
               Clean Water, L.L.C.
               Project), Series 1999,
               7.250%, 11/01/09

-----------------------------------------------------------------------------
              Wisconsin - 0.4%

          150 Wisconsin Health and         11/09 at 101       N/R     133,874
               Educational Facilities
               Authority, Revenue Bonds,
               Series 1999 (FH
               Healthcare Development
               Inc. Project), 6.250%,
               11/15/20

-----------------------------------------------------------------------------
      $33,934 Total Investments (cost                              30,995,335
               $30,670,636) - 92.9%
     ------------------------------------------------------------------------
------------
              Other Assets Less                                     2,381,338
               Liabilities - 7.1%
         --------------------------------------------------------------------
              Net Assets - 100%                                   $33,376,673
         --------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. N/R Investment is not rated.





                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
31

                 Portfolio of Investments
                 Nuveen All-American Municipal Bond Fund
                 April 30, 2001

    Principal                              Optional Call                 Market
 Amount (000) Description                    Provisions* Ratings**        Value
-------------------------------------------------------------------------------
              Alabama - 1.9%

     $     25 Alabama Housing Finance        4/04 at 102       Aaa $     26,177
               Authority, Single Family
               Mortgage Revenue Bonds
               (Collateralized Home
               Mortgage Revenue Bond
               Program), 1994 Series A-1
               Bonds, 6.600%, 4/01/19

          200 Alabama State Docks           10/06 at 102       AAA      212,914
               Department, Docks
               Facilities Revenue Bonds,
               Series 1996, 6.100%,
               10/01/13 (Alternative
               Minimum Tax)

          400 The Utilities Board of the     3/07 at 102        AA      402,068
               City of Bayou La Batre
               (Alabama), Water and
               Sewer Revenue Refunding
               and Improvement Bonds,
               Series 1997, 5.750%,
               3/01/27

          100 The Industrial Development     9/05 at 102      BBB+      101,856
               Board of the Town of
               Courtland (Alabama),
               Solid Waste Disposal
               Revenue Bonds (Champion
               International Corporation
               Project), Series 1995A,
               6.500%, 9/01/25
               (Alternative Minimum Tax)

          100 Jefferson County               2/07 at 101       AAA      102,527
               (Alabama), Sewer Revenue
               Warrants, Series 1997D,
               5.750%, 2/01/27

          500 The Industrial Development     4/08 at 102        A3      464,390
               Board of the City of
               Phenix City (Alabama),
               Environmental Improvement
               Revenue Refunding Bonds
               (Mead Coated Board
               Project), Series 1998A,
               5.300%, 4/01/27
               (Alternative Minimum Tax)

        5,000 The Southeast Alabama Gas      6/10 at 102       Aaa    5,022,400
               District, General System
               Revenue Bonds, Series A,
               5.500%, 6/01/20

          250 The Industrial Development     8/06 at 102     A1***      277,373
               Board of the City of
               Tallassee (Alabama),
               Industrial Revenue Bonds
               (Dow-United Technologies
               Composite Products),
               Series 1996-A, 6.100%,
               8/01/14 (Pre-refunded to
               8/01/06)

-------------------------------------------------------------------------------
              Alaska - 0.9%

        3,000 Municipality of Anchorage      9/09 at 101       AAA    3,185,730
               (Alaska), Water Revenue
               and Refunding Bonds,
               Series 1999, 6.000%,
               9/01/24

-------------------------------------------------------------------------------
              Arizona - 1.7%

        2,100 Arizona Health Facilities     12/10 at 102       BBB    2,109,744
               Authority, Hospital
               System Revenue Bonds
               (John C. Lincoln Health
               Network), Series 2000,
               7.000%, 12/01/25

        2,500 The Industrial Development     7/08 at 101       BBB    1,963,800
               Authority of the County
               of Maricopa (Arizona),
               Health Facility Revenue
               Bonds (Catholic
               Healthcare West Project),
               1998 Series A, 5.000%,
               7/01/21

        2,400 The Industrial Development     6/07 at 101       BBB    1,869,456
               Authority of the County
               of Yavapai (Arizona),
               Industrial Development
               Revenue Bonds (Citizens
               Utilities Company
               Project), 1998 Series,
               5.450%, 6/01/33
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              California - 5.8%

        7,500 California Higher             No Opt. Call        A2    7,860,000
               Education Loan Authority,
               Inc., Student Loan
               Revenue Refunding Bonds,
               Subordinate 1994 Series
               D, 6.500%, 6/01/05
               (Alternative Minimum Tax)

        8,000 Contra Costa Home Mortgage    No Opt. Call       AAA    3,268,560
               Finance Authority
               (California), 1984 Home
               Mortgage Revenue Bonds,
               0.000%, 9/01/17

        2,000 Foothill/Eastern              No Opt. Call       AAA    1,723,580
               Transportation Corridor
               Agency (California), Toll
               Road Revenue Bonds,
               Series 1995A, 0.000%,
               1/01/05

        2,000 Long Beach Aquarium of the     7/05 at 102    BBB***    2,194,300
               Pacific, Revenue Bonds
               (Aquarium of the Pacific
               Project), 1995 Series A,
               6.125%, 7/01/23 (Pre-
               refunded to 7/01/05)

        4,000 Regional Airports              5/06 at 102      BBB-    3,985,200
               Improvement Corporation,
               Facilities Sublease
               Refunding Revenue Bonds,
               Issue of 1996, Delta
               Airlines, Inc. (Los
               Angeles International
               Airport), 6.350%,
               11/01/25

              Sacramento Cogeneration
              Authority, Cogeneration
              Project Revenue Bonds
              (Procter & Gamble
              Project), 1995 Series:
          500  6.200%, 7/01/06               7/05 at 102       BBB      532,730
        1,000  6.500%, 7/01/21 (Pre-         7/05 at 102       AAA    1,126,650
               refunded to 7/01/05)

-------------------------------------------------------------------------------
              Colorado - 3.9%

        6,000 E-470 Public Highway          No Opt. Call       AAA    5,019,540
               Authority, Arapahoe
               County, Colorado, Capital
               Improvement Trust Fund
               Highway Revenue Bonds (E-
               470 Project), Senior
               Bonds, Series C, 0.000%,
               8/31/05

        2,000 E-470 Public Highway           8/05 at 103       AAA    2,300,440
               Authority, Arapahoe
               County, Colorado, Capital
               Improvement Trust Fund,
               Senior Revenue Bonds,
               Series 1986B, 6.950%,
               8/31/20 (Pre-refunded to
               8/31/05)

        1,000 Colorado Health Facilities     9/11 at 100      Baa1      982,630
               Authority, Hospital
               Revenue Bonds (Parkview
               Medical Center, Inc.
               Project), Series 2001,
               6.500%, 9/01/20


--------------------------------------------------------------------------------
32

    Principal                            Optional Call                   Market
 Amount (000) Description                  Provisions* Ratings**          Value
-------------------------------------------------------------------------------
              Colorado (continued)

     $  2,500 Colorado Housing and         4/10 at 105        AA $    2,784,950
               Finance Authority,
               Senior Bonds (Single
               Family Program), 2000
               Series D-2,
               6.900%, 4/01/29
               (Alternative Minimum
               Tax)

        2,500 Hyland Hills Park and       12/06 at 101       N/R      2,648,375
               Recreation District,
               Adams County, Colorado,
               Special Revenue
               Refunding and
               Improvement Bonds,
               Series 1996A, 6.750%,
               12/15/15

-------------------------------------------------------------------------------
              Connecticut - 3.5%

              City of Bridgeport,
               Connecticut, General
               Obligation Bonds, 2000
               Series A, Residual
               Option Longs II R-45:
        2,360  11.390%, 7/15/16 (IF)       7/10 at 101       N/R      2,941,882
        2,600  11.320%, 7/15/17 (IF)       7/10 at 101       N/R      3,200,964

        4,000 Housing Authority of the    12/09 at 102       N/R      4,061,600
               City of Bridgeport,
               Connecticut,
               Multifamily Housing
               Revenue Bonds
               (Stratfield Apartments
               Project), Series 1999,
               7.250%, 12/01/24

        2,000 State of Connecticut        11/04 at 102       AAA      2,260,060
               Health and Educational
               Facilities Authority,
               Revenue Bonds
               (AHF/Hartford, Inc.
               Project), Nursing Home
               Program Issue, Series
               1994, 7.125%, 11/01/14

-------------------------------------------------------------------------------
              Florida - 3.1%

        3,510 Florida Housing Finance      1/11 at 100       AAA      3,525,093
               Corporation, Revenue
               Bonds, Series 2000W-1
               (Wyndham Place
               Apartments Project),
               5.850%, 1/01/41
               (Alternative Minimum
               Tax)

        2,715 Jacksonville Port           11/10 at 100       Aaa      2,722,928
               Authority, Seaport
               Revenue Bonds, Series
               2000, 5.625%, 11/01/26
               (Alternative
               Minimum Tax)

        1,920 Nassau County, Florida,      1/03 at 103       N/R      2,042,803
               ICF/MR Revenue Bonds
               (GF/Amelia Island
               Properties, Inc.
               Project), Series 1993A,
               9.750%, 1/01/23

        1,965 Sanford Airport              5/06 at 102       N/R      2,025,758
               Authority, Florida,
               Industrial Development
               Revenue Bonds (Central
               Florida Terminals Inc.
               Project), Series 1995A,
               7.500%, 5/01/10
               (Alternative Minimum
               Tax)

          645 Sanford Airport              5/07 at 102       N/R        659,164
               Authority, Florida,
               Industrial Development
               Revenue Bonds (Central
               Florida Terminals Inc.
               Project), Series 1997C,
               7.500%, 5/01/21

-------------------------------------------------------------------------------
              Illinois - 6.8%

              The County of Champaign,
              Illinois, General
              Obligation Bonds (Public
              Safety Sales Tax
              Alternate Revenue
              Source), Series 1999:
        1,140  8.250%, 1/01/21            No Opt. Call       AAA      1,528,888
        1,275  8.250%, 1/01/22            No Opt. Call       AAA      1,720,153

        2,000 Illinois Development         9/06 at 102       AAA      2,110,760
               Finance Authority,
               Revenue Bonds (The
               Presbyterian Home Lake
               Forest Place Project),
               Series 1996B, 6.300%,
               9/01/22

        3,750 Illinois Educational         7/01 at 102       AAA      3,847,950
               Facilities Authority,
               Revenue Refunding
               Bonds, Loyola
               University of Chicago,
               Series 1991-A, 7.125%,
               7/01/21 (Pre-refunded
               to 7/01/01)

              Illinois Educational
               Facilities Authority,
               Revenue Refunding
               Bonds, Columbia
               College, Series 1992:
        2,815  6.875%, 12/01/17 (Pre-     12/04 at 100    N/R***      3,105,508
               refunded to 12/01/04)
        1,185  6.875%, 12/01/17           12/04 at 100       BBB      1,225,634

        2,000 Illinois Health              8/06 at 102       N/R      1,939,840
               Facilities Authority,
               Revenue Refunding Bonds
               (Fairview Obligated
               Group),
               Series 1995A, 7.125%,
               8/15/17

        4,000 Illinois Health              8/07 at 101        A-      3,637,400
               Facilities Authority,
               Revenue Bonds (Victory
               Health Service), Series
               1997A, 5.750%, 8/15/27

        4,750 Metropolitan Pier and       No Opt. Call       AAA      4,902,665
               Exposition Authority,
               Illinois, Refunding
               Bonds (McCormick Place
               Expansion Project),
               Series 1998A, 5.500%,
               12/15/23

-------------------------------------------------------------------------------
              Indiana - 4.3%

        3,000 City of Goshen, Indiana,     8/08 at 101       N/R      2,347,710
               Revenue Refunding
               Bonds, Series 1998
               (Greencroft Obligated
               Group),
               5.750%, 8/15/28

        2,470 Indiana Housing Finance      1/10 at 100       Aaa      2,566,503
               Authority, Single
               Family Mortgage Revenue
               Bonds, 2000 Series C-3,
               5.650%, 7/01/30

        4,000 Indianapolis Airport        11/05 at 102      Baa2      3,804,440
               Authority, Specialty
               Facility Revenue Bonds,
               Series 1995A (United
               Airlines, Inc.,
               Indianapolis
               Maintenance Center
               Project), 6.500%,
               11/15/31 (Alternative
               Minimum Tax)


--------------------------------------------------------------------------------
33

                 Portfolio of Investments
                 Nuveen All-American Municipal Bond Fund (continued) April 30, 2001

    Principal                              Optional Call                 Market
 Amount (000) Description                    Provisions* Ratings**        Value
-------------------------------------------------------------------------------
              Indiana (continued)

     $    500 Hospital Authority of          5/02 at 101       AAA $    521,820
               Monroe County, Indiana,
               Hospital Revenue Bonds,
               Series 1992 (Bloomington
               Hospital Project),
               6.700%, 5/01/12 (Pre-
               refunded to 5/01/02)

        1,000 Rockport, Indiana,             9/01 at 102      BBB+    1,021,720
               Pollution Control Revenue
               Refunding Bonds, Series B
               (Indiana/Michigan Power
               Company), 7.600%, 3/01/16

        5,000 Sullivan, Indiana,             5/03 at 102      BBB+    5,007,050
               Pollution Control Revenue
               Refunding Bonds, Series
               1993C (Indiana/Michigan
               Power Company Project),
               5.950%, 5/01/09

-------------------------------------------------------------------------------
              Kentucky - 4.5%

        5,000 County of Henderson,           3/05 at 102        A3    5,152,150
               Kentucky, Solid Waste
               Disposal Revenue Bonds
               (MacMillan Bloedel
               Project), Series 1995,
               7.000%, 3/01/25
               (Alternative Minimum Tax)

        2,000 Kentucky Economic              4/08 at 102       N/R    1,429,760
               Development Finance
               Authority, Hospital
               System Refunding and
               Improvement Revenue Bonds
               (Appalachian Regional
               Healthcare, Inc.
               Project), Series 1997,
               5.875%, 10/01/22

        5,000 Louisville and Jefferson      11/04 at 102       AAA    5,594,000
               County Metropolitan Sewer
               District, Commonwealth of
               Kentucky, Sewer and
               Drainage System Revenue
               Bonds, Series 1994A,
               6.750%, 5/15/25 (Pre-
               refunded to 11/15/04)

        3,500 Pendleton County,              3/03 at 102         A    3,638,635
               Kentucky, County Lease
               Revenue Bonds (Kentucky
               Associated Counties
               Leasing Trust Program),
               Series 1993-A, 6.500%,
               3/01/19

-------------------------------------------------------------------------------
              Louisiana - 1.9%

        4,200 Calcasieu Parish Public        4/10 at 105       Aaa    4,749,318
               Trust Authority,
               Louisiana, Single Family
               Mortgage Revenue Bonds,
               Series 2000A, 7.000%,
               10/01/31 (Alternative
               Minimum Tax)

        1,800 City of New Orleans            4/02 at 102    N/R***    1,911,618
               Audubon Park Commission,
               Aquarium Revenue Bonds,
               Series 1992, 8.000%,
               4/01/12 (Pre-refunded to
               4/01/02)

-------------------------------------------------------------------------------
              Maryland - 1.5%

        2,000 Maryland Energy Financing     12/06 at 102        A-    2,060,340
               Administration, Limited
               Obligation Solid Waste
               Disposal Revenue Bonds
               (Wheelabrator Water
               Technologies Baltimore
               L.L.C. Projects), 1996
               Series, 6.450%, 12/01/16
               (Alternative Minimum Tax)

        3,500 Maryland Economic              6/09 at 102      Baa3    3,230,465
               Development Corporation,
               Student Housing Revenue
               Bonds (Collegiate Housing
               Foundation - University
               Courtyard Project),
               Series 1999A, 5.750%,
               6/01/31

-------------------------------------------------------------------------------
              Massachusetts - 1.2%

        1,750 Massachusetts Health and       7/09 at 101       AA-    1,608,128
               Educational Facilities
               Authority, Revenue Bonds,
               Partners HealthCare
               System Issue, Series B,
               5.125%, 7/01/19

        3,000 Massachusetts Industrial      12/08 at 102       BBB    2,716,920
               Finance Agency, Resource
               Recovery Revenue
               Refunding Bonds (Ogden
               Haverhill Project),
               Series 1998A, 5.600%,
               12/01/19 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Michigan - 2.0%

        7,000 Michigan State Hospital        8/08 at 101      BBB-    5,374,250
               Finance Authority,
               Hospital Revenue Bonds
               (The Detroit Medical
               Center Obligated Group),
               Series 1998A, 5.250%,
               8/15/23

        2,000 Pontiac, Michigan,             8/03 at 102      BBB-    1,724,580
               Hospital Finance
               Authority, Hospital
               Revenue Refunding Bonds
               (NOMC Obligated Group),
               Series 1993, 6.000%,
               8/01/13

-------------------------------------------------------------------------------
              Minnesota - 1.2%

        4,000 Minnesota Housing Finance      7/10 at 101       AA+    4,219,600
               Agency, Single Family
               Mortgage Bonds, 1997
               Series G, Remarketed,
               6.000%, 1/01/18

-------------------------------------------------------------------------------
              New Hampshire - 0.4%

          700 New Hampshire Higher           7/01 at 100      BBB+      684,019
               Educational and Health
               Facilities Authority,
               Hospital Revenue Bonds,
               Catholic Medical Center
               Issue, Series 1989,
               6.000%, 7/01/17

          600 New Hampshire Higher           7/01 at 102      BBB+      606,816
               Educational and Health
               Facilities Authority,
               Hospital Revenue Bonds,
               St. Joseph Hospital
               Issue, Series 1991,
               7.500%, 1/01/16


--------------------------------------------------------------------------------
34

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              New Jersey - 3.2%

     $  2,300 New Jersey Economic            6/02 at 102       N/R $  2,353,498
               Development Authority,
               Electric Energy
               Facility Revenue Bonds
               (Vineland Cogeneration
               Limited Partnership
               Project), Series 1992,
               7.875%, 6/01/19
               (Alternative Minimum
               Tax)
              New Jersey Turnpike
              Authority, Turnpike
              Revenue Reset Option
              Certificates II-R Trust
              (Salomon Brothers
              Holding Company Inc.),
              Series 23:
        3,335  9.510%, 1/01/11 (IF)         No Opt. Call       AAA    4,496,314
        2,920  11.020%, 1/01/16 (IF)        No Opt. Call       AAA    4,320,695

-------------------------------------------------------------------------------
              New Mexico - 0.8%

        3,000 City of Farmington, New        4/06 at 101      Baa3    2,808,600
               Mexico, Pollution
               Control Revenue
               Refunding Bonds, Series
               1997A (Public Service
               Company of New Mexico,
               San Juan Project),
               5.800%, 4/01/22

-------------------------------------------------------------------------------
              New York - 11.8%

        2,780 Village of East                3/09 at 103       N/R    2,667,493
               Rochester, New York
               Housing Authority, 1999
               Multifamily Senior
               Housing Revenue Bonds
               (Jefferson Park
               Apartments Project),
               6.750%, 3/01/30

        1,000 Metropolitan                   4/09 at 101       AAA    1,000,340
               Transportation
               Authority, New York,
               Dedicated Tax Fund
               Bonds, Series 1999A,
               5.250%, 4/01/23

              The City of New York,
               New York, General
               Obligation Bonds,
               Fiscal 1992 Series D:
          685  7.500%, 2/01/17 (Pre-     2/02 at 101 1/2       Aaa      717,325
               refunded to 2/01/02)
          750  7.500%, 2/01/18 (Pre-     2/02 at 101 1/2       Aaa      785,393
               refunded to 2/01/02)

          115 The City of New York,          4/07 at 101       Aaa      129,666
               New York, General
               Obligation Bonds,
               Fiscal 1997 Series I,
               6.250%, 4/15/27
               (Pre-refunded to
               4/15/07)

              The City of New York,
               New York, General
               Obligation Bonds,
               Fiscal 1992 Series B:
        1,290  7.500%, 2/01/09 (Pre-     2/02 at 101 1/2       Aaa    1,350,875
               refunded to 2/01/02)
          610  7.500%, 2/01/09           2/02 at 101 1/2         A      637,542

        3,290 The City of New York,          5/10 at 101         A    3,448,315
               New York, General
               Obligation Bonds,
               Fiscal 2000 Series E,
               5.750%, 5/15/18

        1,750 New York City Housing          6/01 at 102       AAA    1,788,588
               Development
               Corporation, Multiunit
               Mortgage Refunding
               Bonds (FHA-Insured
               Mortgage Loans), 1991
               Series A, 7.350%,
               6/01/19

        2,700 New York City                  5/10 at 101       Aa3    3,306,258
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Residual
               Interest Certificates,
               Series 319, 8.910%,
               11/01/17 (IF)

        2,500 Dormitory Authority of         7/05 at 102       AAA    2,819,250
               the State of New York,
               Department of Health of
               the State of New York,
               Revenue Bonds, Series
               1995 (Roswell Park
               Cancer Center), 6.625%,
               7/01/24 (Pre-refunded
               to 7/01/05)

              New York State Housing
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1995
               Series A:
        2,630  6.375%, 9/15/15 (Pre-         9/07 at 100       AAA    2,976,687
               refunded to 9/15/07)
          370  6.375%, 9/15/15               9/05 at 102       AA-      397,902

        5,500 New York State Urban          No Opt. Call       AA-    5,743,760
               Development
               Corporation, State
               Facilities Revenue
               Bonds, 1995 Refunding
               Series, 5.700%, 4/01/20

        2,125 New York State Urban          No Opt. Call       AA-    2,174,428
               Development
               Corporation, Project
               Revenue Bonds
               (University Facilities
               Grants), 1995 Refunding
               Series, 5.500%, 1/01/19

        7,500 The Port Authority of         10/06 at 102       N/R    7,619,475
               New York and New
               Jersey, Special Project
               Bonds (KIAC Partners
               Project), Series 4,
               6.750%, 10/01/19
               (Alternative Minimum
               Tax)

              Suffolk County
              Industrial Development
              Agency, New York, 1998
              Industrial Development
              Revenue Bonds
              (Nissequogue Cogen
              Partners Facility):
        1,800  5.300%, 1/01/13               1/09 at 101       N/R    1,647,792
               (Alternative Minimum
               Tax)
        3,375  5.500%, 1/01/23               1/09 at 101       N/R    2,955,150
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              North Carolina - 0.4%

        1,299 Woodfin Treatment             12/03 at 102       N/R    1,309,579
               Facility, Inc., North
               Carolina, Proportionate
               Interest Certificates,
               6.750%, 12/01/13

-------------------------------------------------------------------------------
              North Dakota - 0.1%

          195 State of North Dakota          7/01 at 101       Aa2      197,691
               Housing Finance Agency,
               Single Family Mortgage
               Program Bonds, 1989
               Series B, 8.000%,
               7/01/13


--------------------------------------------------------------------------------
35

                 Portfolio of Investments
                 Nuveen All-American Municipal Bond Fund (continued) April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Ohio - 7.6%

     $    835 City of Cleveland, Ohio,      11/01 at 102       AAA $    868,792
               Public Power System
               Improvement First
               Mortgage Revenue Bonds,
               Series 1991A, 7.000%,
               11/15/17 (Pre-refunded
               to 11/15/01)

          565 City of Cleveland, Ohio,      11/01 at 102       AAA      585,397
               Public Power System
               Improvement First
               Mortgage Revenue Bonds,
               Series 1991A, 7.000%,
               11/15/17

        1,350 County of Columbiana,         12/04 at 102        AA    1,510,650
               Ohio, County Jail
               Facilities Construction
               Bonds (General
               Obligation - Unlimited
               Tax), 6.700%, 12/01/24

        2,000 County of Cuyahoga,            8/05 at 102       AAA    2,222,460
               Ohio, Hospital Revenue
               Bonds, Series 1995
               (Meridia Health
               System),
               6.250%, 8/15/24 (Pre-
               refunded to 8/15/05)

        1,000 County of Cuyahoga,            2/03 at 102       AA-    1,037,520
               Ohio, Hospital
               Facilities Revenue
               Bonds, Series 1993,
               Health Cleveland, Inc.
               (Fairview General
               Hospital Project),
               6.300%, 8/15/15

        2,350 City of Garfield              11/02 at 102    AA-***    2,508,719
               Heights, Ohio, Hospital
               Improvement and
               Refunding Revenue
               Bonds, Series 1992B
               (Marymount Hospital
               Project), 6.700%,
               11/15/15 (Pre-refunded
               to 11/15/02)

        2,000 County of Hamilton,           10/08 at 102         A    1,957,440
               Ohio, Health Care
               Facilities Improvement
               Revenue Bonds, Series
               1999A (Twin Towers),
               5.800%, 10/01/23

        1,500 County of Lucas, Ohio,        12/01 at 102    N/R***    1,571,070
               Hospital Facilities
               Revenue Bonds, Series
               1991 (Flower Memorial
               Hospital), 8.125%,
               12/01/11 (Pre-refunded
               to 12/01/01)

        4,250 County of Miami, Ohio,         5/06 at 102       BBB    3,886,838
               Hospital Facilities
               Revenue Refunding and
               Improvement Bonds,
               Series 1996A (Upper
               Valley Medical Center),
               6.375%, 5/15/26

        5,000 County of Montgomery,          4/10 at 101      BBB+    5,052,500
               Ohio, Hospital
               Facilities Revenue
               Bonds, Series 1999
               (Kettering Medical
               Center Network
               Obligated Group),
               6.750%, 4/01/18

        1,750 State of Ohio Higher          12/03 at 102       AAA    1,913,800
               Educational Facility
               Commission, Higher
               Educational Facility
               Mortgage Revenue Bonds
               (University of Dayton
               1992 Project), 6.600%,
               12/01/17

        3,500 County of Shelby, Ohio,        9/02 at 102    N/R***    3,751,615
               Hospital Facilities
               Revenue Refunding and
               Improvement Bonds,
               Series 1992
               (The Shelby County
               Memorial Hospital
               Association), 7.700%,
               9/01/18 (Pre-refunded
               to 9/01/02)

-------------------------------------------------------------------------------
              Oklahoma - 1.0%

              Edmond Economic
              Development Authority,
              Oklahoma, Student
              Housing Revenue Bonds
              (Collegiate Housing
              Foundation - Edmond
              Project), Series 1998A:
          850  5.375%, 12/01/19             12/08 at 102      Baa3      766,700
        3,150  5.500%, 12/01/28             12/08 at 102      Baa3    2,794,019

-------------------------------------------------------------------------------
              Pennsylvania - 4.3%

        1,000 Allegheny County,             11/10 at 102       AAA    1,085,030
               Pennsylvania, Hospital
               Development Authority,
               Health System Insured
               Revenue Bonds, Series
               2000A (West Penn
               Allegheny Health
               System), 6.500%,
               11/15/30

        2,500 Allegheny County Higher        2/06 at 102      Baa3    2,563,925
               Education Building
               Authority, Commonwealth
               of Pennsylvania,
               College Revenue Bonds,
               Series A of 1996
               (Robert Morris
               College), 6.400%,
               2/15/14

        1,000 Delaware County               10/01 at 102       AAA    1,022,470
               Industrial Development
               Authority, Pollution
               Control Revenue
               Refunding Bonds, 1991
               Series A (Philadelphia
               Electric Company
               Project), 7.375%,
               4/01/21

        5,935 Delaware River Port            1/08 at 100       AAA    7,180,460
               Authority of
               Pennsylvania and New
               Jersey, Revenue Bonds,
               Series 144,
               8.780%, 1/01/08 (IF)

          500 Falls Township Hospital        8/02 at 102       AAA      520,525
               Authority, Refunding
               Revenue Bonds (The
               Delaware Valley Medical
               Center Project - FHA-
               Insured Mortgage),
               Series 1992, 7.000%,
               8/01/22

        1,000 Latrobe Industrial             5/04 at 102       AAA    1,105,500
               Development Authority,
               Commonwealth of
               Pennsylvania, College
               Revenue Bonds (Saint
               Vincent College
               Project), Series 1994,
               6.750%, 5/01/24 (Pre-
               refunded to 5/01/04)

              City of Philadelphia,
               Pennsylvania, Gas Works
               Revenue Bonds,
               Fourteenth Series:
          550  6.375%, 7/01/26 (Pre-         7/03 at 102    BBB***      592,867
               refunded to 7/01/03)
        1,150  6.375%, 7/01/26               7/03 at 102       BBB    1,134,280

-------------------------------------------------------------------------------
              Puerto Rico - 0.1%

          100 Commonwealth of Puerto     7/04 at 101 1/2       AAA      110,153
               Rico, Public
               Improvement Bonds of
               1994, General
               Obligation Bonds,
               6.500%, 7/01/23 (Pre-
               refunded to 7/01/04)


--------------------------------------------------------------------------------
36

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Puerto Rico (continued)

     $    100 Puerto Rico Public            No Opt. Call         A $    103,904
               Building Authority,
               Revenue Refunding
               Bonds, Series L,
               Guaranteed by the
               Commonwealth of Puerto
               Rico, 5.500%, 7/01/21

          165 Puerto Rico Electric           7/04 at 102       AAA      181,876
               Power Authority, Power
               Revenue Bonds, Series
               T, 6.375%, 7/01/24
               (Pre-refunded to
               7/01/04)

           70 Puerto Rico Industrial,    8/05 at 101 1/2       AAA       74,229
               Tourist, Educational,
               Medical and
               Environmental Control
               Facilities Financing
               Authority, Hospital
               Revenue Refunding
               Bonds, 1995 Series A
               (FHA-Insured Mortgage
               Pila Hospital Project),
               5.875%, 8/01/12

-------------------------------------------------------------------------------
              South Carolina - 2.6%

              Berkeley County School
               District, Certificates
               of Participation:
          250  6.250%, 2/01/12 (Pre-         2/04 at 102       AAA      271,215
               refunded to 2/01/04)
        2,225  6.300%, 2/01/16 (Pre-         2/04 at 102       AAA    2,415,460
               refunded to 2/01/04)

              Charleston County, South
              Carolina, Charleston
              Public Facilities
              Corporation,
              Certificates of
              Participation, Series
              1994B:
          240  6.875%, 6/01/14 (Pre-         6/04 at 102       AAA      266,381
               refunded to 6/01/04)
           10  6.875%, 6/01/14               6/04 at 102       AAA       10,999

          400 Board of Trustees of           6/04 at 102       AAA      437,744
               Coastal Carolina
               University, South
               Carolina, Revenue
               Bonds, Series 1994,
               6.800%, 6/01/19

          200 Greenville Hospital           No Opt. Call        AA      210,848
               System, Board of
               Trustees, South
               Carolina, Hospital
               Facilities Revenue
               Bonds, Series 1990,
               6.000%, 5/01/20

          300 South Carolina Regional        7/02 at 102        Aa      308,700
               Housing Development
               Corporation, No 1
               Multifamily Revenue
               Refunding Bonds
               (Redwood Village
               Apartments), Series A,
               6.625%, 7/01/17

          500 South Carolina State           9/04 at 101         A      521,690
               Education Assistance
               Authority, Guaranteed
               Student Loan Revenue
               and Refunding Bonds,
               1994 Series, 6.300%,
               9/01/08 (Alternative
               Minimum Tax)

          205 South Carolina State           7/04 at 102        AA      218,434
               Housing Authority,
               Homeownership Mortgage
               Purchase, Series A,
               6.150%, 7/01/08

          200 South Carolina State           5/06 at 102       Aa2      204,756
               Housing Finance and
               Development Authority,
               Mortgage Revenue Bonds,
               Series 1996A, 6.350%,
               7/01/25 (Alternative
               Minimum Tax)

        1,000 South Carolina Housing         6/05 at 102      BBB+    1,035,750
               Finance and Development
               Authority, Multifamily
               Housing Mortgage
               Revenue Bonds (United
               Dominion-Hunting Ridge
               Apartments Project),
               Series 1995, 6.750%,
               6/01/25 (Alternative
               Minimum Tax) (Mandatory
               put 6/01/10)

        1,250 South Carolina Housing        11/05 at 102       AA-    1,273,950
               Finance and Development
               Authority, Multifamily
               Housing Revenue
               Refunding Bonds
               (Runaway Bay Apartments
               Project), Series 1995,
               6.125%, 12/01/15

        2,000 York County, South            12/03 at 102       N/R    2,024,680
               Carolina, Water and
               Sewer System Revenue
               Bonds, Series 1995,
               6.500%, 12/01/25

-------------------------------------------------------------------------------
              South Dakota - 1.6%

        4,250 Education Loans                6/08 at 102        A2    4,142,858
               Incorporated, South
               Dakota, Tax Exempt
               Fixed Rate Student Loan
               Asset-Backed Callable
               Notes, Subordinate
               Series 1998-1K, 5.600%,
               6/01/20

        1,565 South Dakota Housing           5/07 at 102       AAA    1,573,936
               Development Authority,
               Homeownership Mortgage
               Bonds, 1997 Series F,
               5.800%, 5/01/28
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Tennessee - 4.4%

        6,975 Memphis-Shelby County          3/10 at 101       AAA    7,298,640
               Airport Authority,
               Tennessee, Airport
               Revenue Bonds, Series
               1999D, 6.000%,
               3/01/24 (Alternative
               Minimum Tax)

        2,795 The Health and                 2/08 at 102        AA    2,713,470
               Educational Facilities
               Board of the
               Metropolitan Government
               of Nashville and
               Davidson County,
               Tennessee, Multi-Modal
               Interchangeable Rate
               Health Facility Revenue
               Bonds (Richland Place,
               Inc. Project), Series
               1993, 5.500%, 5/01/23

        2,045 The Health, Educational        8/07 at 105    N/R***    2,679,464
               and Housing Facility
               Board of the County of
               Shelby, Tennessee,
               ICF/MR Revenue Bonds
               (Open Arms
               Developmental Centers),
               Series 1992A, 9.750%,
               8/01/19 (Pre-refunded
               to 8/01/07)

        1,380 Industrial Development        10/05 at 102      Baa2    1,396,919
               Board of the City of
               South Fulton,
               Tennessee, Inc.,
               Industrial Development
               Revenue Bonds (Tyson
               Foods, Inc. Project),
               Series 1995, 6.350%,
               10/01/15 (Alternative
               Minimum Tax)

        1,500 Wilson County,                 6/04 at 102     A2***    1,636,860
               Tennessee, Certificates
               of Participation
               (Wilson County
               Educational Facilities
               Corporation), Series
               1994, 6.250%, 6/30/15
               (Pre-refunded to
               6/30/04)


--------------------------------------------------------------------------------
37

                 Portfolio of Investments
                 Nuveen All-American Municipal Bond Fund (continued) April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Texas - 11.7%

     $  7,000 Alliance Airport               4/06 at 102       BBB $  7,063,700
               Authority, Inc., Special
               Facilities Revenue Bonds
               (Federal Express
               Corporation Project),
               Series 1996, 6.375%,
               4/01/21 (Alternative
               Minimum Tax)

        2,750 Brazos River Authority,        4/09 at 101      Baa1    2,524,555
               Texas, Revenue Refunding
               Bonds (Reliant Energy
               Incorporated Project),
               Series 1999A, 5.375%,
               4/01/19

              Gregg County, Texas,
              Health Facilities
              Development Corporation,
              Hospital Revenue Bonds
              (Good Shepherd Medical
              Center Project), Series
              2000:
        3,250  6.375%, 10/01/25             10/10 at 101        AA    3,416,238
        3,000  6.375%, 10/01/29             10/10 at 101        AA    3,148,980

        7,800 Gulf Coast Industrial          6/08 at 102      BBB-    6,734,442
               Development Authority,
               Waste Disposal Revenue
               Bonds (Valero Refining
               and Marketing Company
               Project), Series 1997,
               5.600%, 12/01/31
               (Alternative Minimum Tax)

        5,250 Harlingen Consolidated         8/09 at 100       AAA    5,231,730
               Independent School
               District, Cameron County,
               Texas, Unlimited Tax
               School Building Bonds,
               Series 1999, 5.500%,
               8/15/26

        5,000 City of Houston, Texas,        7/10 at 100       AAA    4,960,100
               Airport System
               Subordinate Lien Revenue
               Bonds, Series 2000B,
               5.500%, 7/01/30

        2,000 North Central Texas Health     2/06 at 102      BBB-    1,717,220
               Facilities Development
               Corporation, Health
               Facilities Development
               Revenue Bonds (C.C. Young
               Memorial Home Project),
               Series 1996, 6.375%,
               2/15/20

        2,895 Port of Bay City Authority     5/06 at 102        A+    2,906,262
               of Matagorda County,
               Texas, Revenue Bonds
               (Hoechst Celanese
               Corporation Project),
               Series 1996, 6.500%,
               5/01/26 (Alternative
               Minimum Tax)

        4,000 Tarrant County, Texas,        11/10 at 101        A-    4,050,799
               Health Facilities
               Development Corporation,
               Hospital Revenue Bonds,
               Series 2000 (Adventist
               Health System - Sunbelt
               Obligated Group), 6.700%,
               11/15/30

-------------------------------------------------------------------------------
              Utah - 0.6%

        2,000 Carbon County, Utah, Solid     2/05 at 102       BB-    2,033,159
               Waste Disposal Refunding
               Revenue Bonds, Series
               1995 (Laidlaw - ECDC
               Project), Guaranteed by
               Allied Waste Industries,
               7.500%, 2/01/10
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Virginia - 1.9%

        2,000 Industrial Development        No Opt. Call       AAA    2,244,919
               Authority of the County
               of Hanover, Virginia,
               Hospital Revenue Bonds,
               Series 1995 (Memorial
               Regional Medical Center
               Project at Hanover
               Medical Park), Guaranteed
               by Bon Secours Health
               System Obligated Group,
               6.375%, 8/15/18

        3,000 Prince William County Park    10/09 at 101        A3    3,100,169
               Authority, Virginia, Park
               Facilities Revenue
               Refunding and Improvement
               Bonds, Series 1999,
               6.000%, 10/15/28

        1,250 Southeastern Public            7/03 at 102        A-    1,261,549
               Service Authority of
               Virginia, Senior Revenue
               Bonds, Series 1993
               (Regional Solid Waste
               System), 6.000%, 7/01/13
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Washington - 2.3%

        5,000 Port of Seattle,               3/10 at 101       AAA    5,239,799
               Washington, Special
               Facility Revenue Bonds
               (Terminal 18 Project),
               Series 1999C, 6.000%,
               9/01/20 (Alternative
               Minimum Tax)

              Washington Health Care
              Facilities Authority,
              Revenue Bonds (Sea-Mar
              Community Health Center),
              Series 2001:
        1,025  5.600%, 1/01/18               1/11 at 102       Aa3      996,791
        2,170  5.750%, 1/01/26               1/11 at 102       Aa3    2,090,946

-------------------------------------------------------------------------------
     $348,894 Total Investments (cost                               350,713,749
               $340,564,447) - 99.0%
     --------------------------------------------------------------------------
------------
              Other Assets Less                                       3,694,954
               Liabilities - 1.0%
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $354,408,703
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating.
         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securities which en-
             sures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
         N/R Investment is not rated.
         (IF) Inverse floating rate security.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
38

                 Portfolio of Investments
                 Nuveen Insured Municipal Bond Fund
                 April 30, 2001

    Principal                                Optional Call
 Amount (000) Description                      Provisions* Ratings** Market Value
---------------------------------------------------------------------------------
              Alabama - 5.6%

  $    10,000 Alabama Incentives              10/09 at 102       AAA $ 10,632,700
               Financing Authority,
               Tax-Exempt Special
               Obligation Bonds,
               Series 1999-A,
               6.000%, 10/01/29

        2,120 The Water Supply Board           3/02 at 102       AAA    2,217,923
               of the City of
               Albertville, Alabama,
               Water Revenue Bonds,
               Series 1992, 6.700%,
               3/01/11

        3,755 The Governmental Utility     6/01 at 101 1/2       AAA    3,821,426
               Services Corporation of
               the City of Auburn,
               Remarketed Fixed Rate
               Wastewater Treatment
               Revenue Bonds, Series
               1984 (Merscot-Auburn
               Limited Partnership
               Project),
               7.300%, 1/01/12

          955 The Special Care                 7/01 at 102       AAA      979,114
               Facilities Financing
               Authority of the City
               of Birmingham, Alabama,
               Revenue Bonds, Series
               1991-A (The Baptist
               Medical Centers),
               7.000%, 1/01/21

        5,000 Houston County, Alabama,        10/09 at 101       Aaa    5,285,450
               Health Care Authority,
               Revenue Bonds, Series
               2000, 6.125%, 10/01/25

        3,000 City of Madison,                 2/04 at 102       AAA    3,255,390
               Alabama, General
               Obligation School
               Warrants, Series 1994,
               6.250%, 2/01/19

        2,860 The Utilities Board of          11/04 at 102       AAA    3,210,121
               the City of Oneonta,
               Alabama, Utility
               Revenue Bonds, Series
               1994, 6.900%, 11/01/24
               (Pre-refunded to
               11/01/04)

        9,000 University of Alabama at         9/10 at 101       AAA    9,316,440
               Birmingham, Hospital
               Revenue Bonds, Series
               2000A, 5.875%, 9/01/31

              West Morgan-East
               Lawrence Water
               Authority, Water
               Revenue Bonds, Series
               1994:
        2,200  6.800%, 8/15/19 (Pre-           8/04 at 102       AAA    2,450,492
               refunded to 8/15/04)
        3,000  6.850%, 8/15/25 (Pre-           8/04 at 102       AAA    3,345,570
               refunded to 8/15/04)

---------------------------------------------------------------------------------
              Alaska - 3.1%

        4,500 Alaska Industrial                4/07 at 102       AAA    4,654,935
               Development and Export
               Authority, Revolving
               Fund Bonds, Series
               1997A, 5.900%, 4/01/17
               (Alternative Minimum
               Tax)

        5,285 Alaska Housing Finance           6/06 at 102       AAA    5,510,405
               Corporation, Mortgage
               Revenue Bonds, 1996
               Series A, 6.000%, 12/01/15

       14,475 Alaska Housing Finance           6/10 at 100       AAA   14,499,463
               Corporation, Mortgage
               Revenue Bonds, 2000
               Series A, 5.750%, 12/01/38

---------------------------------------------------------------------------------
              Arizona - 1.5%

              Tempe Union High School
              District No. 213 of
              Maricopa County,
              Arizona, School
              Improvement and
              Refunding Bonds, Series
              1994:
        4,290  6.000%, 7/01/10 (Pre-           7/04 at 101       AAA    4,623,805
               refunded to 7/01/04)
        1,710  6.000%, 7/01/10                 7/04 at 101       AAA    1,802,562

        5,000 City of Tucson, Arizona,         7/06 at 101       AAA    5,511,900
               Water System Revenue
               Bonds, Series 1994-A,
               6.000%, 7/01/21 (Pre-
               refunded to 7/01/06)
---------------------------------------------------------------------------------
              California - 7.7%

        3,525 Brea Public Financing            8/01 at 102       AAA    3,628,283
               Authority, Orange
               County, California,
               1991 Tax Allocation
               Revenue Bonds, Series A
               (Redevelopment Project
               AB), 7.000%, 8/01/15
               (Pre-refunded to
               8/01/01)

              California Housing
               Finance Agency, Home
               Mortgage Revenue Bonds,
               Series 1999L:
       34,000  0.000%, 2/01/18              8/09 at 59 1/2       AAA   12,582,380
               (Alternative Minimum
               Tax)
        5,930  0.000%, 2/01/31              8/09 at 26 5/8       AAA      962,439
               (Alternative Minimum
               Tax)

        4,980 California Housing            2/10 at 24 5/8       AAA      728,524
               Finance Agency, Home
               Mortgage Revenue Bonds,
               Series 2000F, 0.000%,
               8/01/31 (Alternative
               Minimum Tax)

        8,000 City of Oakland,                 1/10 at 100       AAA    8,490,160
               California, Insured
               Revenue Bonds, Series
               1999A (1800 Harrison
               Foundation - Kaiser
               Permanente), 6.000%,
               1/01/29

       13,750 Ontario Redevelopment            8/03 at 102       AAA   14,650,763
               Financing Authority,
               San Bernardino County,
               California, 1993
               Revenue Bonds (Ontario
               Redevelopment Project
               No. 1), 5.800%, 8/01/23

        5,295 County of Riverside,            12/04 at 101       AAA    5,781,240
               California,
               Certificates of
               Participation (1994
               Desert Justice Facility
               Project), 6.000%,
               12/01/12 (Pre-refunded
               to 12/01/04)

        2,250 Sacramento Municipal             9/01 at 102       AAA    2,319,953
               Utility District,
               California, Electric
               Revenue Bonds, 1991
               Series Y, 6.500%, 9/01/21
               (Pre-refunded to
               9/01/01)

       16,755 County of San                5/07 at 28 1/16       AAA    2,737,767
               Bernardino, California,
               Single Family Home
               Mortgage Revenue Bonds,
               1997 Series A
               (Mortgage-Backed
               Securities Program),
               1997 Series A, 0.000%,
               5/01/31 (Alternative
               Minimum Tax)

--------------------------------------------------------------------------------
39

                 Portfolio of Investments
                 Nuveen Insured Municipal Bond Fund (continued)
                 April 30, 2001

    Principal                                      Optional Call
 Amount (000) Description                            Provisions* Ratings**  Market Value
----------------------------------------------------------------------------------------
              California (continued)

  $    10,000 The Regents of the                     9/02 at 102       AAA $  10,604,700
               University of
               California, Revenue
               Bonds, Series D
               (Multiple Purpose
               Projects),
               6.375%, 9/01/24 (Pre-
               refunded to 9/01/02)

----------------------------------------------------------------------------------------
              Colorado - 4.4%

              City of Broomfield,
              Colorado, Master
              Facilities Lease
              Purchase Agreement,
              Certificates of
              Participation, Series
              1999 (City and County of
              Broomfield Building
              Corporation):
        5,030  5.875%, 12/01/19                     12/09 at 100       AAA     5,271,339
        5,000  6.000%, 12/01/29                     12/09 at 100       AAA     5,275,700

       10,000 Colorado Health                        5/09 at 101       AAA    10,265,500
               Facilities Authority,
               Hospital Improvement
               Revenue Bonds, Series
               1999 (NCMC, Inc.
               Project), 5.750%,
               5/15/24

              Board of Water
              Commissioners, City and
              County of Denver,
              Colorado, Certificates
              of Participation, Series
              1991:
        2,675  6.625%, 11/15/11 (Pre-               11/01 at 101       AAA     2,751,452
               refunded to 11/15/01)
        1,825  6.625%, 11/15/11                     11/01 at 101       AAA     1,874,512

              E-470 Public Highway
               Authority, Colorado,
               Senior Revenue Bonds,
               Series 2000A:
        3,750  0.000%, 9/01/17                    9/10 at 65 5/8       AAA     1,447,200
       24,700  0.000%, 9/01/28                  9/10 at 31 13/32       AAA     4,481,815

        3,500 Jefferson County,                     12/02 at 102       AAA     3,732,680
               Colorado, Refunding
               Certificates of
               Participation, 6.650%, 12/01/08

----------------------------------------------------------------------------------------
              Delaware - 0.5%

        3,600 Delaware Economic                      5/02 at 102       AAA     3,760,524
               Development Authority,
               Pollution Control
               Refunding Revenue Bonds
               (Delmarva Power and
               Light Company Project),
               Series 1992B, 6.750%,
               5/01/19

----------------------------------------------------------------------------------------
              District of Columbia -
                0.5%

        4,000 District of Columbia                   6/04 at 102       AAA     4,348,240
               (Washington, D.C.),
               General Obligation
               Bonds, Series 1994B,
               6.100%, 6/01/11 (Pre-
               refunded to 6/01/04)

----------------------------------------------------------------------------------------
              Florida - 2.0%

        5,000 Florida Housing Finance                1/10 at 100       AAA     5,265,950
               Corporation, Homeowner
               Mortgage Revenue Bonds,
               2000 Series 4, 6.250%,
               7/01/22 (Alternative
               Minimum Tax)

        3,930 Florida Housing Finance                2/11 at 100       AAA     4,000,583
               Corporation, Housing
               Revenue Bonds, Series
               N-1 (Sundance Pointe
               Apartments), 6.050%,
               2/01/41 (Alternative
               Minimum Tax)

          920 Florida Keys Aqueduct                  9/01 at 101       AAA       940,139
               Authority, Water
               Revenue Refunding
               Bonds, Series 1991,
               6.750%, 9/01/21
               (Pre-refunded to
               9/01/01)

        5,980 Miami-Dade County                      1/11 at 102       AAA     6,169,446
               Housing Finance
               Authority, Florida,
               Multifamily Revenue
               Bonds, Series 2000-5A
               (Sunset Bay Apartments
               Project), 6.050%,
               1/01/41 (Alternative
               Minimum Tax)

----------------------------------------------------------------------------------------
              Georgia - 2.6%

        5,000 City of Albany                         7/02 at 102       AAA     5,284,850
               (Georgia), Sewerage
               System Revenue Bonds,
               Series 1992, 6.625%,
               7/01/17
               (Pre-refunded to
               7/01/02)

        5,000 Development Authority of               1/04 at 101       AAA     5,425,700
               Appling County
               (Georgia), Pollution
               Control Revenue Bonds
               (Oglethorpe Power
               Corporation Hatch
               Project), Series 1994,
               7.150%, 1/01/21

        3,020 Development Authority of               9/05 at 102       AAA     3,162,091
               the City of Marietta,
               First Mortgage Revenue
               Bonds (Life College,
               Inc.), Series 1995A,
               5.950%, 9/01/19

        6,180 Marietta Development                   9/05 at 102       AAA     6,558,401
               Authority (Georgia),
               Refunding Revenue Bonds
               (First Mortgage - Life
               College), Series B,
               6.250%, 9/01/25

----------------------------------------------------------------------------------------
              Illinois - 11.5%

        2,500 City of Chicago                    7/02 at 101 1/2       AAA     2,636,375
               (Illinois), General
               Obligation Adjustable
               Rate Bonds (Central
               Public Library
               Project), Series C of
               1988, 6.850%, 1/01/17
               (Pre-refunded to
               7/01/02)

        5,000 City of Chicago, General               1/02 at 102       AAA     5,176,550
               Obligation Bonds,
               Series A of 1992,
               6.250%, 1/01/12 (Pre-
               refunded to 1/01/02)


--------------------------------------------------------------------------------
40

    Principal                                    Optional Call
 Amount (000) Description                          Provisions* Ratings**   Market Value
---------------------------------------------------------------------------------------
              Illinois (continued)

  $     9,590 Chicago School Reform               12/07 at 102       AAA $   10,014,262
               Board of Trustees of
               the Board of Education
               of the City of Chicago
               (Illinois), Unlimited
               Tax General Obligation
               Bonds, Series 1996,
               5.800%, 12/01/17

        9,000 City of Chicago                      1/10 at 101       AAA      9,031,680
               (Illinois), O'Hare
               International Airport,
               General Airport Second
               Lien Revenue Refunding
               Bonds, 1999 Series,
               5.500%, 1/01/18
               (Alternative Minimum
               Tax)

       12,800 Public Building                     12/03 at 102       AAA     13,738,112
               Commission of Chicago
               (Illinois), Building
               Revenue Bonds (Board of
               Education of the City
               of Chicago), Series A
               of 1993, 5.750%,
               12/01/18 (Pre-refunded
               to 12/01/03)

              Town of Cicero, Cook
              County (Illinois),
              General Obligation
              Corporate Purpose Bonds,
              Series 1994A:
        3,610  6.400%, 12/01/14 (Pre-             12/04 at 102       AAA      3,999,627
               refunded to 12/01/04)
        2,930  6.400%, 12/01/14                   12/04 at 102       AAA      3,191,356

              Community Consolidated
              School District Number
              21, Wheeling, Cook
              County (Illinois),
              General Obligation
              Capital Appreciation
              School Building Bonds,
              Series 2001:
        5,100  0.000%, 12/01/18 (WI,              No Opt. Call       Aaa      1,898,118
               settling 5/14/01)
        2,520  0.000%, 12/01/19 (WI,              No Opt. Call       Aaa        880,236
               settling 5/14/01)

        2,500 Community College                   No Opt. Call       AAA      3,047,625
               District No. 508, Cook
               County (Illinois),
               Certificates of
               Participation,
               8.750%, 1/01/07

        2,370 Board of Governors of                4/04 at 102       AAA      2,588,846
               State Colleges and
               Universities
               (Illinois), Eastern
               Illinois University,
               Auxiliary Facilities
               System Revenue Bonds,
               Series 1994A, 6.375%,
               4/01/16 (Pre-refunded
               to 4/01/04)

        6,500 Illinois Development                11/10 at 101       AAA      6,725,745
               Finance Authority,
               Revenue Bonds
               (Adventist Health
               System/Sunbelt
               Obligated Group),
               Remarketed Series
               1997A, 5.875%, 11/15/20

        1,455 Illinois Educational                 5/06 at 102       AAA      1,629,425
               Facilities Authority,
               Midwestern University,
               Revenue Refunding
               Bonds, Series 1996B,
               6.250%, 5/15/26 (Pre-
               refunded to 5/15/06)

        3,000 Illinois Health                      8/04 at 102       AAA      3,276,000
               Facilities Authority,
               Revenue Bonds (The
               University of Chicago
               Hospitals Project),
               Series 1994A, 6.125%,
               8/15/24 (Pre-refunded
               to 8/15/04)

        4,000 Illinois Health                     11/04 at 102       AAA      4,440,880
               Facilities Authority,
               Health Care Facilities
               Revenue Bonds
               (Northwestern Medical
               Faculty Foundation,
               Inc.), Series 1995,
               6.500%, 11/15/15 (Pre-
               refunded to 11/15/04)

              Illinois Health
               Facilities Authority,
               Revenue Bonds
               (Community Provider
               Pooled Loan Program):
          169  7.900%, 8/15/03                    No Opt. Call       AAA        180,169
          810  7.900%, 8/15/03                     8/01 at 100       AAA        812,940

        5,000 State of Illinois,                   8/04 at 102        AA      5,314,700
              General Obligation
              Bonds, Series of August
              1994, 5.875%, 8/01/19

              State of Illinois,
              General Obligation
              Bonds, Series of
              February 1995:
        3,065  6.100%, 2/01/19                     2/05 at 102       AAA      3,277,067
        5,545  6.100%, 2/01/20                     2/05 at 102       AAA      5,928,659

        4,645 City of Monmouth, Warren         12/09 at 26 3/4       Aaa        758,714
               County (Illinois),
               General Obligation
               Sewer Bonds,
               Series 1999B, 0.000%,
               12/01/29

        4,000 Regional Transportation              6/03 at 102       AAA      4,264,480
               Authority, Cook,
               DuPage, Kane, Lake,
               McHenry and Will
               Counties (Illinois),
               General Obligation
               Refunding Bonds, Series
               1993C, 5.850%, 6/01/23
               (Pre-refunded to
               6/01/03)

---------------------------------------------------------------------------------------
              Indiana - 7.1%

              Boone County, Indiana,
               Hospital Association
               Lease Revenue Bonds,
               Series 2001:
        3,190  5.500%, 1/15/21 (WI,                7/11 at 100       AAA      3,184,003
               settling 6/05/01)
        8,605  5.500%, 1/15/26 (WI,                7/11 at 100       AAA      8,518,176
               settling 6/05/01)

        5,000 Indiana Health Facility              5/02 at 102       AAA      5,205,100
               Financing Authority,
               Hospital Revenue
               Refunding and
               Improvement Bonds,
               Series 1992 (Community
               Hospitals Projects),
               6.400%, 5/01/12

        5,000 Indiana Municipal Power              1/03 at 102       AAA      5,301,350
               Agency, Power Supply
               System Revenue Bonds,
               1993 Series A, 6.125%, 1/01/19

              Indiana Housing Finance
               Authority, Single
               Family Mortgage Revenue
               Bonds, 1997 Series B-2:
        1,755  6.000%, 7/01/16                 1/07 at 101 1/2       Aaa      1,816,916
               (Alternative Minimum
               Tax)
       10,120  6.125%, 1/01/27                 1/07 at 101 1/2       Aaa     10,402,247
               (Alternative Minimum
               Tax)

        3,750 City of Indianapolis,                6/02 at 102       AAA      3,939,863
               Indiana, Gas Utility
               System Revenue Bonds,
               Series 1992A, 6.200%, 6/01/23
               (Pre-refunded to
               6/01/02)

        3,000 The Trustees of Ivy Tech             7/10 at 100       AAA      3,162,750
               State College, Ivy Tech
               State College Student
               Fee Bonds, Series F,
               5.875%, 7/01/17


--------------------------------------------------------------------------------
41

                 Portfolio of Investments
                 Nuveen Insured Municipal Bond Fund (continued)
                 April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Indiana (continued)

  $     4,950 Jasper County, Indiana,        7/01 at 102       AAA $  5,073,948
               Collateralized Pollution
               Control Refunding Revenue
               Bonds, Series 1991
               (Northern Indiana Public
               Service Company Project),
               7.100%, 7/01/17

        2,000 Hospital Authority of St.      8/01 at 102       AAA    2,061,100
               Joseph County, Indiana,
               Fixed Rate Hospital
               Revenue Refunding Bonds,
               Series 1991A (Memorial
               Hospital of South Bend
               Project), 7.000%, 8/15/20
               (Pre-refunded to 8/15/01)

        2,190 Shelby County Jail             7/02 at 102       AAA    2,314,042
               Building Corporation,
               Shelby County, Indiana,
               First Mortgage Bonds,
               6.500%, 7/15/09 (Pre-
               refunded to 7/15/02)

        3,690 Shelby Eastern Schools         7/09 at 102       AAA    3,968,927
               Building Corporation,
               Shelby County, Indiana,
               First Mortgage Bonds,
               Series 2000, 6.100%,
               7/15/20

        2,265 Southwest Allen Multi-         1/02 at 101       AAA    2,334,218
               School Building
               Corporation, Ft. Wayne,
               Indiana, First Mortgage
               Refunding Bonds, Series
               1992B, 6.375%, 1/15/09

-------------------------------------------------------------------------------
              Louisiana - 2.5%

        7,000 Louisiana Public               5/02 at 102       AAA    7,390,530
               Facilities Authority,
               Hospital Revenue
               Refunding Bonds (Southern
               Baptist Hospital
               Project), Series 1992,
               6.800%, 5/15/12 (Pre-
               refunded to 5/15/02)

              State of Louisiana,
               General Obligation Bonds,
               Series 1992-A:
        5,000  6.500%, 5/01/09               5/02 at 102       AAA    5,259,550
        2,000  6.500%, 5/01/12 (Pre-         5/02 at 102       AAA    2,103,820
               refunded to 5/01/02)

        4,750 Hospital Service District      2/04 at 102       AAA    4,931,878
               No. 1 of the Parish of
               Tangipahoa, State of
               Louisiana, Hospital
               Revenue Bonds, Series
               1994, 6.250%, 2/01/24

-------------------------------------------------------------------------------
              Maine - 2.7%

        6,750 Maine Health and Higher        7/05 at 102       AAA    6,949,598
               Educational Facilities
               Authority, Revenue Bonds,
               Series 1995A, 5.875%,
               7/01/25

        3,110 Maine Health and Higher        7/04 at 102       AAA    3,468,956
               Educational Facilities
               Authority, Revenue Bonds,
               Series 1994B, 7.000%,
               7/01/24 (Pre-refunded to
               7/01/04)

        9,635 Maine State Housing            5/06 at 102       AAA   10,091,025
               Authority, Mortgage
               Purchase Bonds, 1996
               Series B-2, 6.450%,
               11/15/26 (Alternative
               Minimum Tax)

              Town of Old Orchard Beach,
               Maine, 1992 General
               Obligation Bonds:
          750  6.650%, 9/01/09 (Pre-         9/02 at 103       AAA      803,565
               refunded to 9/01/02)
          500  6.650%, 9/01/10 (Pre-         9/02 at 103       AAA      535,710
               refunded to 9/01/02)

-------------------------------------------------------------------------------
              Massachusetts - 3.2%

        1,150 City of Haverhill,             6/02 at 102       AAA    1,218,770
               Massachusetts, General
               Obligation Municipal
               Purpose Loan of 1992,
               Series A, 7.000%, 6/15/12
               (Pre-refunded to 6/15/02)

        3,400 Massachusetts Health and       7/02 at 102       AAA    3,541,134
               Educational Facilities
               Authority, Revenue Bonds,
               New England Medical
               Center Hospitals Issue,
               Series F, 6.625%, 7/01/25

              Massachusetts Health and
              Educational Facilities
              Authority, Revenue Bonds,
              South Shore Hospital
              Issue, Series D:
        1,980  6.500%, 7/01/22 (Pre-         7/02 at 102       AAA    2,088,563
               refunded to 7/01/02)
        2,020  6.500%, 7/01/22               7/02 at 102       AAA    2,101,002

              Massachusetts Housing
               Finance Agency, Single
               Family Housing Revenue
               Bonds, Series 79:
        2,910  5.850%, 12/01/21             12/09 at 100       AAA    2,968,811
               (Alternative Minimum Tax)
        4,000  5.950%, 12/01/27             12/09 at 100       AAA    4,091,440
               (Alternative Minimum Tax)

        9,355 Massachusetts Housing          1/11 at 100       AAA    9,422,917
               Finance Agency, Rental
               Housing Mortgage Revenue
               Bonds, Series 2001A,
               5.800%, 7/01/30
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Michigan - 6.4%

       12,130 City of Bay City, County      No Opt. Call       AAA    3,945,768
               of Bay, State of
               Michigan, 1991 Street
               Improvement Bonds
               (General
               Obligation - Unlimited
               Tax), 0.000%, 6/01/21

        5,000 Caledonia Community            5/02 at 102       AAA    5,270,050
               Schools, Counties of
               Kent, Allegan and Barry,
               State of Michigan, 1992
               School Building, Site and
               Refunding Bonds (General
               Obligation - Unlimited
               Tax), 6.700%, 5/01/22
               (Pre-refunded to 5/01/02)

        2,500 Chelsea School District,       5/05 at 101       AAA    2,722,500
               Counties of Washtenaw and
               Jackson, State of
               Michigan, 1995 School
               Building and Site Bonds
               (General Obligation -
               Unlimited Tax), 6.000%,
               5/01/19


--------------------------------------------------------------------------------
42

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Michigan (continued)

  $     2,000 City of Detroit,               7/01 at 102       AAA $  2,050,660
               Michigan, Sewage
               Disposal System Revenue
               Bonds, Series 1991,
               6.625%, 7/01/21
               (Pre-refunded to
               7/01/01)

              Michigan State Hospital
              Finance Authority,
              Revenue Bonds (Ascension
              Health Credit Group),
              Series 1999A:
       13,500  5.750%, 11/15/17             11/09 at 101       AAA   13,893,930
       13,675  6.125%, 11/15/26             11/09 at 101       AAA   14,287,093

        7,280 Michigan State Housing         4/07 at 102       AAA    7,454,720
               Development Authority,
               Rental Housing Revenue
               Bonds, 1997 Series A,
               6.100%, 10/01/33
               (Alternative Minimum
               Tax)

        2,000 Michigan Strategic Fund,      12/01 at 102       AAA    2,074,540
               Limited Obligation
               Refunding Revenue Bonds
               (The Detroit Edison
               Company Pollution
               Control Bonds Project),
               Collateralized Series
               1991DD, 6.875%,
               12/01/21

-------------------------------------------------------------------------------
              Minnesota - 1.3%

        9,675 City of St. Cloud,             5/10 at 101       Aaa   10,089,187
               Minnesota, Health Care
               Revenue Bonds (The
               Saint Cloud Hospital
               Obligated Group),
               Series 2000-A, 5.875%,
               5/01/30

-------------------------------------------------------------------------------
              Mississippi - 1.9%

        6,400 Medical Center                12/04 at 102       AAA    6,981,952
               Educational Building
               Corporation,
               Mississippi, Revenue
               Bonds, Series 1993
               (University of
               Mississippi Medical
               Center Project),
               5.900%, 12/01/23 (Pre-
               refunded to 12/01/04)

        7,450 Walnut Grove                  11/09 at 102       AAA    7,980,589
               Correctional Authority,
               Mississippi Department
               of Corrections,
               Certificates of
               Participation, Series
               1999, 6.000%, 11/01/19

-------------------------------------------------------------------------------
              Missouri - 1.1%

        7,950 St. Louis Municipal            2/06 at 102       AAA    8,406,410
               Finance Corporation,
               City Justice Center,
               Leasehold Revenue
               Improvement Bonds,
               Series 1996A (City of
               St. Louis, Missouri,
               Lessee), 5.950%,
               2/15/16

-------------------------------------------------------------------------------
              Nevada - 0.7%

        2,000 Clark County, Nevada,         10/02 at 102       AAA    2,127,920
               Industrial Development
               Refunding Revenue Bonds
               (Nevada Power Company
               Project), Series 1992C,
               7.200%, 10/01/22

        3,625 Clark County, Nevada,         12/09 at 102       AAA    3,808,860
               Industrial Development
               Revenue Bonds
               (Southwest Gas
               Corporation Project),
               Series 1999A, 6.100%,
               12/01/38 (Alternative
               Minimum Tax)
-------------------------------------------------------------------------------
              New Hampshire - 0.4%

        2,850 New Hampshire Higher           7/02 at 102       AAA    2,967,905
               Educational And Health
               Facilities Authority,
               Revenue Refunding
               Bonds, University
               System of New Hampshire
               Issue, Series 1992,
               6.250%, 7/01/20

-------------------------------------------------------------------------------
              New Mexico - 0.9%

        2,335 City of Albuquerque, New       8/01 at 100       AAA    2,353,283
               Mexico, Hospital System
               Revenue Bonds, 1992
               Series B (Presbyterian
               Healthcare Services),
               6.600%, 8/01/07

        4,445 City of Farmington, New       12/02 at 102       AAA    4,616,577
               Mexico, Pollution
               Control Revenue
               Refunding Bonds, 1992
               Series A (Public
               Service Company of New
               Mexico, San Juan and
               Four Corners Projects),
               6.375%, 12/15/22

-------------------------------------------------------------------------------
              New York - 6.0%

              Metropolitan
               Transportation
               Authority, New York,
               Commuter Facilities
               Revenue Bonds, Series
               1992B:
        4,955  6.250%, 7/01/17 (Pre-         7/02 at 102       AAA    5,220,291
               refunded to 7/01/02)
        6,925  6.250%, 7/01/22 (Pre-         7/02 at 102       AAA    7,295,765
               refunded to 7/01/02)

        5,000 Metropolitan               7/04 at 101 1/2       AAA    5,482,700
               Transportation
               Authority, New York,
               Commuter Facilities
               Revenue Bonds, Series
               1994A, 6.375%, 7/01/18
               (Pre-refunded to
               7/01/04)

        5,925 The City of New York,      8/02 at 101 1/2       AAA    6,253,719
               New York, General
               Obligation Bonds,
               Fiscal 1992 Series C,
               6.625%, 8/01/12
               (Pre-refunded to
               8/01/02)

              The City of New York,
               New York, General
               Obligation Bonds,
               Fiscal 1992 Series B:
          715  7.000%, 2/01/18 (Pre-     2/02 at 101 1/2       AAA      746,217
               refunded to 2/01/02)
        3,035  7.000%, 2/01/18           2/02 at 101 1/2       AAA    3,152,758

--------------------------------------------------------------------------------
43

                 Portfolio of Investments
                 Nuveen Insured Municipal Bond Fund (continued)
                 April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              New York (continued)

              New York City Municipal
              Water Finance Authority,
              Water and Sewer System
              Revenue Bonds, Fiscal
              1992 Series A:
  $     3,010  6.750%, 6/15/16 (Pre-         6/01 at 101       AAA $  3,052,893
               refunded to 6/15/01)
          990  6.750%, 6/15/16               6/01 at 101       AAA    1,003,325
        2,330  6.750%, 6/15/16               6/01 at 101       AAA    2,361,362

              New York City Industrial
              Development Agency,
              Civic Facility Revenue
              Bonds (USTA National
              Tennis Center
              Incorporated Project):
        3,500  6.500%, 11/15/10             11/04 at 102       AAA    3,858,050
        3,000  6.600%, 11/15/11             11/04 at 102       AAA    3,311,490

        6,060 New York State Urban           1/09 at 101       AAA    6,409,177
               Development
               Corporation,
               Correctional Facilities
               Service Contract
               Revenue Bonds, Series
               C, 5.875%, 1/01/19

-------------------------------------------------------------------------------
              Ohio - 0.3%

        2,500 Dublin City School            12/02 at 102       AAA    2,653,550
               District, Franklin,
               Delaware and Union
               Counties, Ohio, Various
               Purpose School Building
               Construction and
               Improvement Bonds
               (General Obligation -
               Unlimited Tax),
               6.200%, 12/01/19 (Pre-
               refunded to 12/01/02)

-------------------------------------------------------------------------------
              Oklahoma - 2.4%

       31,005 The McAlester Public       2/09 at 31 1/32       Aaa    5,649,421
               Works Authority
               (Oklahoma), Utility
               System Refunding and
               Improvement
               Revenue Bonds, Series
               1999A, 0.000%, 2/01/30

        5,000 Oklahoma Industries            8/05 at 102       AAA    5,376,500
               Authority, Health
               System Revenue Bonds
               (Obligated Group
               Consisting of Baptist
               Medical Center of
               Oklahoma, Inc., South
               Oklahoma City Hospital
               Corporation and Baptist
               Rural Health System,
               Inc.), 6.250%, 8/15/12

        5,000 Oklahoma Industries            8/09 at 101       AAA    5,075,150
               Authority, Health
               System Revenue and
               Refunding Bonds
               (Obligated Group
               Consisting of INTEGRIS
               Baptist Medical Center,
               Inc., INTEGRIS South
               Oklahoma City Hospital
               Corporation and
               INTEGRIS Rural Health,
               Inc.), Series 1999A,
               5.750%, 8/15/29

              Trustees of the Tulsa
              Airport's Improvement
              Trust (Oklahoma), Tulsa
              International Airport
              General Revenue Bonds,
              Series 1999B:
        2,000  6.000%, 6/01/21               6/10 at 100       AAA    2,093,200
        1,000  6.125%, 6/01/26               6/10 at 100       AAA    1,053,230
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Oregon - 0.6%

        5,000 Forest Grove School            6/11 at 100       Aaa    4,779,100
               District No. 15,
               Washington County,
               Oregon, General
               Obligation Bonds,
               Series 2001, 5.000%,
               6/15/21

-------------------------------------------------------------------------------
              Pennsylvania - 2.9%

        3,000 North Penn Water              11/04 at 101       AAA    3,351,450
               Authority, Montgomery
               County, Pennsylvania,
               Water Revenue Bonds,
               Series of 1994, 7.000%,
               11/01/24 (Pre-refunded
               to 11/01/04)

        3,900 The Philadelphia              11/01 at 102       AAA    4,059,315
               Municipal Authority,
               Philadelphia,
               Pennsylvania, Justice
               Lease Revenue Bonds,
               1991 Series B, 7.125%,
               11/15/18 (Pre-refunded
               to 11/15/01)

       13,000 Washington County             No Opt. Call       AAA   14,482,650
               Authority, Washington
               County, Pennsylvania,
               Capital Funding Revenue
               Bonds (Capital Projects
               and Equipment
               Acquisition Program),
               Series of 1999, 6.150%,
               12/01/29

        1,000 Washington County              7/01 at 101       AAA    1,022,510
               Hospital Authority,
               Pennsylvania, Hospital
               Revenue Refunding Bonds
               (The Washington
               Hospital Project),
               Series A of 1990,
               7.150%, 7/01/17

-------------------------------------------------------------------------------
              Puerto Rico - 0.5%

        3,750 Commonwealth of Puerto     7/02 at 101 1/2       AAA    3,947,625
               Rico, Public
               Improvement Bonds of
               1992 (General
               Obligation Bonds),
               6.600%, 7/01/13 (Pre-
               refunded to 7/01/02)

-------------------------------------------------------------------------------
              Rhode Island - 1.4%

        4,000 City of Cranston, Rhode    7/01 at 101 1/2       AAA    4,091,440
               Island, General
               Obligation Bonds,
               7.200%, 7/15/11 (Pre-
               refunded to 7/15/01)

        3,130 Kent County Water              7/04 at 102       AAA    3,378,772
               Authority, Rhode
               Island, General Revenue
               Bonds, 1994 Series A,
               6.350%, 7/15/14

        1,000 Providence Housing             7/04 at 102       AAA    1,055,520
               Development
               Corporation,
               Providence, Rhode
               Island, Mortgage
               Revenue Refunding
               Bonds, Series 1994A
               (FHA-Insured Mortgage
               Loan - Barbara Jordan
               Apartments Project),
               6.650%, 7/01/15


--------------------------------------------------------------------------------
44

    Principal                                Optional Call
 Amount (000) Description                      Provisions* Ratings** Market Value
---------------------------------------------------------------------------------
              Rhode Island (continued)

  $     2,250 Rhode Island Depositors          8/02 at 102       AAA $  2,383,065
               Economic Corporation,
               Special Obligation Bonds,
               1992 Series A, 6.625%,
               8/01/19 (Pre-refunded to
               8/01/02)

---------------------------------------------------------------------------------
              South Carolina - 1.3%

              Charleston County, South
              Carolina, Charleston
              Public Facilities
              Corporation, Certificates
              of Participation, Series
              1994B:
        1,430  6.875%, 6/01/14 (Pre-           6/04 at 102       AAA    1,587,186
               refunded to 6/01/04)
        2,385  7.000%, 6/01/19 (Pre-           6/04 at 102       AAA    2,654,672
               refunded to 6/01/04)

        5,435 Greenville Memorial              3/06 at 102       AAA    5,942,683
               Auditorium District
               Public Facilities
               Corporation, South
               Carolina, Certificates of
               Participation (Bi-Lo
               Center Project), Series
               1996B, 5.750%, 3/01/22
               (Pre-refunded to 3/01/06)

---------------------------------------------------------------------------------
              Tennessee - 3.2%

        2,000 Memphis-Shelby County            3/10 at 101       AAA    2,092,800
               Airport Authority,
               Tennessee, Airport
               Revenue Bonds, Series
               1999D, 6.000%, 3/01/24
               (Alternative Minimum Tax)

              The Health, Educational
              and Housing Facilities
              Board of the City of
              Memphis, Tennessee,
              Multifamily Housing
              Revenue Bonds, Series
              2000A (Hickory Pointe
              Apartments Project):
        1,190  5.850%, 7/01/20                 7/10 at 102       Aaa    1,231,948
        5,155  5.950%, 7/01/31                 7/10 at 102       Aaa    5,341,869

       16,000 The Health and Educational      11/09 at 101       AAA   16,738,400
               Facilities Board of the
               Metropolitan Government
               of Nashville and Davidson
               County, Tennessee,
               Revenue Bonds, Series
               1999A (Ascension Health
               Credit Group), 6.000%,
               11/15/30

---------------------------------------------------------------------------------
              Texas - 5.7%

        3,000 Bexar County, Texas,             8/04 at 102       AAA    3,334,590
               Health Facilities
               Development Corporation,
               Hospital Revenue Bonds
               (Baptist Memorial
               Hospital System Project),
               Series 1994, 6.750%,
               8/15/19 (Pre-refunded to
               8/15/04)

        2,145 El Paso County Community         4/11 at 100       AAA    2,097,810
               College District, Texas,
               Combined Fee Revenue
               Refunding Bonds, Series
               2001, 5.100%, 4/01/20

        4,575 Harris County, Texas, Toll       8/02 at 102       AAA    4,844,742
               Road Senior Lien Revenue
               Refunding Bonds, Series
               1992A, 6.500%, 8/15/17
               (Pre-refunded to 8/15/02)

        1,000 Harris County Hospital          No Opt. Call       AAA    1,156,308
               District, Texas,
               Refunding Revenue Bonds,
               Series 1990, 7.400%, 2/15/10

          500 City of Houston, Texas,          7/01 at 100       AAA      503,025
               Hotel Occupancy Tax and
               Parking Facilities,
               Senior Lien Weekly
               Adjustable/Fixed Rate
               Revenue Bonds, Series
               1985, Custodial Receipts,
               Series A, 7.000%, 7/01/15
               (Pre-refunded to 7/01/01)

              Retama Development
              Corporation, Special
              Facilities Revenue Bonds
              (Retama Park Racetrack
              Project), Series 1993:
        9,715  8.750%, 12/15/18               No Opt. Call       AAA   13,712,237
        5,405  10.000%, 12/15/20              No Opt. Call       AAA    8,521,361

        5,000 Tarrant County Health           No Opt. Call       AAA    5,380,400
               Facilities Development
               Corporation, Hospital
               Revenue Refunding and
               Improvement Bonds (Fort
               Worth Osteopathic
               Hospital Inc. Project),
               Series 1993, 6.000%,
               5/15/21

        6,080 Texas Health Facilities          8/03 at 102       AAA    6,287,936
               Development Corporation,
               Hospital Revenue Bonds
               (All Saints Episcopal
               Hospitals of Fort Worth
               Project), Series 1993B,
               6.250%, 8/15/22

---------------------------------------------------------------------------------
              Utah - 1.5%

        5,000 Emery County, Utah,             11/03 at 102       AAA    5,031,900
               Pollution Control Revenue
               Refunding Bonds, Series
               1993A (Pacificorp
               Projects), 5.650%,
               11/01/23

        3,055 State of Utah, State            11/05 at 100       AAA    3,297,995
               Building Ownership
               Authority, Lease Revenue
               Bonds, Series 1995A
               (State Facilities Master
               Lease Program), 5.750%,
               5/15/18 (Pre-refunded to
               11/15/05)

        3,500 White City Water                 2/05 at 100       AAA    3,836,280
               Improvement District,
               Salt Lake County, Utah,
               General Obligation Water
               Bonds, Series 1995,
               6.600%, 2/01/25 (Pre-
               refunded to 2/01/05)

---------------------------------------------------------------------------------
              Vermont - 0.3%

        2,615 Vermont Housing Finance         11/09 at 100       AAA    2,738,559
               Agency, Single Family
               Housing Bonds, Series
               12A, 6.300%, 11/01/31
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
45

                Portfolio of Investments
                Nuveen Insured Municipal Bond Fund (continued)
                April 30, 2001

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Virginia - 0.8%

  $     5,755 Industrial Development       10/10 at 101       AAA $  6,138,168
               Authority of the City of
               Alexandria, Virginia,
               Fixed Rate Revenue Bonds
               (Institute for Defense
               Analyses), Series 2000A,
               5.900%, 10/01/20

-------------------------------------------------------------------------------
              Washington - 5.5%

              Public Utility District
              No. 1 of Douglas County,
              Washington, Wells Hydro-
              Electric Revenue Bonds,
              Refunding Series 2000A:
        2,975  6.300%, 9/01/15              9/10 at 100       AAA    3,220,081
               (Alternative Minimum
               Tax)
        1,135  6.350%, 9/01/18              9/10 at 100       AAA    1,222,213
               (Alternative Minimum
               Tax)

        1,000 City of Marysville,          12/03 at 100       AAA    1,085,390
               Washington, Water and
               Sewer Revenue Bonds,
               Series 1991, 7.000%,
               12/01/11
               (Pre-refunded to
               12/01/03)

              Port of Seattle,
               Washington, Special
               Facility Revenue Bonds
               (Terminal 18 Project),
               Series 1999C:
        8,775  6.000%, 9/01/20              3/10 at 101       AAA    9,195,849
               (Alternative Minimum
               Tax)
        7,935  6.250%, 9/01/26              3/10 at 101       AAA    8,471,882
               (Alternative Minimum
               Tax)

        5,000 Public Utility District       1/04 at 102       AAA    5,062,049
               No. 1 of Snohomish
               County, Washington,
               Generation System
               Revenue Bonds, Series
               1993B, 5.800%, 1/01/24
               (Alternative Minimum
               Tax)

        7,825 Arlington School District    10/10 at 100       Aaa    8,119,376
               No. 16, Snohomish
               County, Washington,
               Unlimited Tax General
               Obligation Bonds, Series
               2000, 5.750%, 12/01/19

        5,000 Washington Public Power      No Opt. Call       AAA    5,266,299
               Supply System, Refunding
               Revenue Bonds (Nuclear
               Project No. 2), Series
               1993B, 5.400%, 7/01/05

        2,000 Bellingham School            12/04 at 100       AAA    2,163,159
               District No. 501,
               Whatcom County,
               Washington, Unlimited
               Tax General Obligation
               Bonds, Series 1994,
               6.125%, 12/01/13 (Pre-
               refunded to 12/01/04)

-------------------------------------------------------------------------------
              Wisconsin - 0.4%

        2,000 City of Superior,            No Opt. Call       AAA    2,388,379
               Wisconsin, Limited
               Obligation Refunding
               Revenue Bonds (Midwest
               Energy Resources Company
               Project), Series E-1991
               (Collateralized),
               6.900%, 8/01/21

        1,000 Three Lakes School            4/03 at 100       AAA    1,061,029
               District, General
               Obligation, 6.750%,
               4/01/12 (Pre-refunded to
               4/01/03)
-------------------------------------------------------------------------------
  $   869,059 Total Investments (cost $753,137,134) - 100.4%       804,040,266
     --------------------------------------------------------------------------
------------
              Other Assets Less Liabilities - (0.4)%                (3,562,229)
         ----------------------------------------------------------------------
              Net Assets - 100%                                   $800,478,037
         ----------------------------------------------------------------------

           All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Gov-ernment or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating.
         (WI) Security purchased on a when-issued basis.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
46

                 Portfolio of Investments
                 Nuveen Intermediate Duration Municipal Bond Fund
                 April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Alabama - 0.3%

    $   6,750 City of Birmingham,            1/08 at 102       AA- $  5,936,895
               Alabama, Water and
               Sewer Revenue Warrants,
               Series 1998-A, 4.750%,
               1/01/29

        4,000 BMC Special Care              11/08 at 101       AAA    3,645,640
               Facilities Financing
               Authority of the City
               of Montgomery, Alabama,
               Revenue Bonds, Series
               1998-B (Baptist
               Health), 5.000%,
               11/15/29

-------------------------------------------------------------------------------
              Alaska - 0.3%

        9,355 Alaska Housing Finance        12/03 at 102       AAA    9,455,473
               Corporation,
               Collateralized Home
               Mortgage Bonds, 1990
               Series A,
               5.850%, 6/01/25

-------------------------------------------------------------------------------
              Arizona - 2.6%

       14,000 Arizona Health                No Opt. Call       BBB   14,189,560
               Facilities Authority,
               Revenue Bonds (Catholic
               Healthcare West), 1999
               Series A,
               6.125%, 7/01/09

        7,750 Arizona Board of               7/02 at 101        AA    7,916,625
               Regents, Arizona State
               University, System
               Revenue Refunding
               Bonds, Series 1992-A,
               5.750%, 7/01/12

              Salt River Project
              Agricultural Improvement
              and Power District,
              Arizona, Salt River
              Project Electric System
              Revenue Bonds, 1992
              Series C:
        6,450  6.250%, 1/01/19               1/02 at 102        AA    6,665,495
       10,850  5.500%, 1/01/28               1/02 at 100        AA   10,857,921

        9,935 Salt River Project             7/01 at 100        AA    9,938,279
               Agricultural
               Improvement and Power
               District, Arizona, Salt
               River Project Electric
               System Revenue Bonds,
               1973 Series A, 5.000%,
               1/01/10

       17,820 Salt River Project             1/04 at 100        AA   16,865,917
               Agricultural
               Improvement and Power
               District, Arizona,
               Electric System Revenue
               Refunding Bonds, 1993
               Series C, 4.750%,
               1/01/17

        6,000 The Industrial                 9/01 at 102       AAA    6,113,700
               Development Authority
               of the City of
               Scottsdale, Arizona,
               Hospital Revenue
               Refunding Bonds
               (Scottsdale Memorial
               Hospitals), Series
               1996A, 5.625%, 9/01/12

-------------------------------------------------------------------------------
              Arkansas - 0.6%

              Baxter County, Arkansas,
              Hospital Revenue
              Improvement Bonds,
              Series 1999B (Baxter
              County Regional
              Hospital):
          500  5.000%, 9/01/09              No Opt. Call       BBB      473,215
        2,500  5.625%, 9/01/28               9/09 at 100       BBB    2,287,100

        8,885 Jefferson County,              7/03 at 102         A    9,257,104
               Arkansas, Hospital
               Refunding Revenue
               Bonds, Series 1993,
               6.000%, 7/01/06

        4,000 Jefferson County,             12/02 at 102      BBB-    3,822,080
               Arkansas, Pollution
               Control Revenue
               Refunding Bonds, Series
               1997
               (Entergy Arkansas, Inc.
               Project), 5.600%,
               10/01/17

-------------------------------------------------------------------------------
              California - 13.0%

       21,220 California Health              7/04 at 102       AAA   21,319,310
               Facilities Financing
               Authority, Insured
               Health Facility
               Refunding Revenue Bonds
               (Catholic Healthcare
               West), 1994 Series A,
               5.000%, 7/01/14

              State of California,
              Department of Water
              Resources, Water System
              Revenue Bonds (Central
              Valley Project), Series
              L:
       15,515  5.700%, 12/01/16          6/03 at 101 1/2        AA   15,908,150
        8,000  5.750%, 12/01/19          6/03 at 101 1/2        AA    8,172,000
       12,250  5.500%, 12/01/23          6/03 at 101 1/2        AA   12,342,365

       21,000 State of California,          12/03 at 101        AA   19,272,540
               Department of Water
               Resources, Water System
               Revenue Bonds (Central
               Valley Project), Series
               M, 4.875%, 12/01/27

       12,000 State Public Works Board      11/04 at 102       Aaa   13,575,120
               of the State of
               California, Lease
               Revenue Bonds
               (Department of
               Corrections), 1994
               Series A (California
               State Prison, Monterey
               County (Soledad II)),
               7.000%, 11/01/19
               (Pre-refunded to
               11/01/04)

       38,795 California Statewide           7/03 at 102       AA-   38,278,251
               Communities Development
               Authority, Certificates
               of Participation, St.
               Joseph Health System
               Obligated Group,
               5.500%, 7/01/23

       15,725 Central Joint Powers           2/03 at 102      Baa1   14,807,289
               Health Financing
               Authority, Certificates
               of Participation
               (Community Hospital of
               Central California),
               Series 1993, 5.250%,
               2/01/13

        9,000 East Bay Municipal             6/03 at 102       AAA    8,652,150
               Utility District,
               Alameda and Contra
               Costa Counties,
               California, Water
               System Subordinated
               Revenue Refunding
               Bonds, Series 1993A,
               5.000%, 6/01/21


--------------------------------------------------------------------------------
47

                 Portfolio of Investments
                 Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings**  Market Value
---------------------------------------------------------------------------------
              California (continued)

    $  10,000 Foothill/Eastern                1/07 at 100       AAA $  11,055,600
               Transportation Corridor
               Agency, California,
               Toll Road Revenue
               Bonds, Series 1995A,
               6.000%, 1/01/34 (Pre-
               refunded to 1/01/07)

          555 La Mirada Redevelopment        No Opt. Call       N/R       554,845
               Agency, California,
               Community Facilities
               District No. 89-1, 1998
               Refunding Special Tax
               Bonds (Civic Theatre
               Project) (Tax Increment
               Contribution), 5.200%,
               10/01/06

       17,040 Los Angeles Convention          8/03 at 102       AAA    17,280,946
               and Exhibition Center
               Authority, California,
               Lease Revenue Bonds,
               1993 Refunding Series
               A, 5.125%, 8/15/13

       25,000 Department of Water and        No Opt. Call       Aa3    25,331,250
               Power of the City of
               Los Angeles,
               California, Electric
               Plant Revenue Bonds,
               Issue of 2000, 5.000%,
               2/15/02

       17,575 Department of Water and         4/02 at 102     AA***    18,457,617
               Power of the City of
               Los Angeles,
               California, Water Works
               Revenue Bonds, Issue of
               1992, 6.500%, 4/15/32
               (Cross-over refunded to
               4/15/02)

        3,000 The City of Los Angeles,        6/03 at 102       AAA     3,053,220
               California, Wastewater
               System Revenue Bonds,
               Series 1993B,
               5.700%, 6/01/23

       20,670 The City of Los Angeles,       11/03 at 102       AAA    20,365,118
               California, Wastewater
               System Revenue Bonds,
               Series 1993D,
               5.200%, 11/01/21

       15,750 Los Angeles County              7/03 at 102        AA    16,182,023
               Metropolitan
               Transportation
               Authority, California,
               Proposition A Sales Tax
               Revenue Refunding
               Bonds, Series 1993-A,
               5.500%, 7/01/13

              Los Angeles County
              Metropolitan Transit
              Authority, Proposition C
              Sales Tax Revenue Second
              Senior Bonds, Series
              1993-B:
       20,935  4.750%, 7/01/18                7/03 at 102       AAA    19,792,786
        8,000  5.250%, 7/01/23                7/03 at 102       AAA     7,880,880

       10,500 Los Angeles County             10/03 at 102        AA    10,743,705
               Sanitation Districts
               Financing Authority,
               Capital Projects
               Revenue Bonds, 1993
               Series A (Senior Ad
               Valorem Obligation
               Bonds), 5.375%,
               10/01/13

       31,360 Los Angeles County              7/02 at 102       Aaa    33,239,718
               Transportation
               Commission, California,
               Proposition C Sales Tax
               Revenue Second Senior
               Bonds, Series 1992-A,
               6.750%, 7/01/19 (Pre-
               refunded to 7/01/02)

        5,000 The Metropolitan Water          7/02 at 102        AA     5,048,000
               District of Southern
               California, Water
               Revenue Bonds, Issue of
               1992, 5.500%, 7/01/19

        4,000 County of San Diego,            9/09 at 101      Baa3     4,095,920
               California,
               Certificates of
               Participation (The
               Burnham Institute),
               6.250%, 9/01/29

        8,050 The Regents of the              9/02 at 102       AAA     8,588,465
               University of
               California, Refunding
               Revenue Bonds (Multiple
               Purpose Projects),
               Series A, 6.875%,
               9/01/16 (Pre-refunded
               to 9/01/02)

        4,195 Yuba County Water              No Opt. Call       Ba3     3,739,549
               Agency, California,
               Yuba River Development
               Revenue Bonds, Series
               A, 4.000%, 3/01/16

---------------------------------------------------------------------------------
              Colorado - 2.0%

        2,300 E-470 Public Highway       8/05 at 95 29/32       AAA     1,845,658
               Authority, Arapahoe
               County, Colorado,
               Capital Improvement
               Trust Fund Highway
               Revenue Bonds (E-470
               Project), Senior Bonds,
               Series C, 0.000%,
               8/31/06 (Pre-refunded
               to 8/31/05)

        1,000 Aurora Centretech              12/06 at 102       AA-     1,010,060
               Metropolitan District,
               Arapahoe County,
               Colorado, General
               Obligation Variable
               Rate Refunding Bonds,
               Series 1998C, 4.875%,
               12/01/28 (Mandatory put
               12/01/08)

          500 Colorado Health                12/05 at 102        A-       523,445
               Facilities Authority,
               Revenue Bonds (Covenant
               Retirement Communities
               Inc.), Series 1995,
               6.200%, 12/01/07

        2,000 Colorado Health                11/11 at 101      BBB+     1,968,620
               Facilities Authority,
               Hospital Revenue Bonds
               (PorterCare Adventist
               Health System Project),
               Series 2001, 6.500%,
               11/15/31

       15,420 Colorado Housing and           11/01 at 102       AAA    15,803,341
               Finance Authority,
               Single Family Housing
               Revenue Refunding
               Bonds, 1991 Series A,
               7.250%, 11/01/31

        6,845 City and County of             11/01 at 100       AAA     6,876,213
               Denver, Colorado,
               Airport Revenue Bonds,
               Series 1996D, 5.875%,
               11/15/16

        5,145 City and County of             11/01 at 102         A     5,366,235
               Denver, Colorado,
               Airport System Revenue
               Bonds, Series 1991A,
               8.875%, 11/15/12
               (Alternative Minimum
               Tax)

       16,820 City and County of             11/01 at 102         A    17,475,644
               Denver, Colorado,
               Airport System Revenue
               Bonds, Series 1991D,
               7.750%, 11/15/21
               (Alternative Minimum
               Tax)

       10,000 E-470 Public Highway           No Opt. Call       AAA     3,138,700
               Authority, Colorado,
               Senior Revenue Bonds,
               Series 1997B, 0.000%,
               9/01/21

          560 Eagle County Air               No Opt. Call       N/R       561,193
               Terminal Corporation,
               Revenue Bonds (Airport
               Terminal Project),
               Series 1996,
               6.750%, 5/01/06
               (Alternative Minimum
               Tax)


--------------------------------------------------------------------------------
48

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Connecticut - 0.0%
    $     335 Eastern Connecticut             1/03 at 102       BBB $    330,906
               Resource Recovery
               Authority, Solid Waste
               Revenue Bonds
               (Wheelabrator Lisbon
               Project), Series 1993A,
               5.150%, 1/01/05
               (Alternative Minimum
               Tax)
--------------------------------------------------------------------------------
              Delaware - 0.0%
          500 Delaware Economic               5/07 at 102       BBB      496,350
               Development Authority,
               First Mortgage Revenue
               Bonds (Peninsula United
               Methodist Homes, Inc.
               Issue), Series 1997A,
               6.100%, 5/01/10
--------------------------------------------------------------------------------
              District of Columbia -
                1.8%
        1,900 District of Columbia,          No Opt. Call       AAA    2,111,831
               Washington, D.C.,
               General Obligation
               Refunding Bonds, Series
               1994A-1,
               6.000%, 6/01/11
       25,000 District of Columbia            5/11 at 101        A1   25,476,250
               Tobacco Settlement
               Financing Corporation,
               Tobacco Settlement
               Asset-Backed Bonds,
               Series 2001, 6.750%,
               5/15/40
       25,050 Washington Convention          10/08 at 100       AAA   22,006,676
               Center Authority,
               Washington, D.C.,
               Senior Lien Dedicated
               Tax Revenue Bonds,
               Series 1998, 4.750%,
               10/01/28
--------------------------------------------------------------------------------
              Florida - 2.5%
          300 Brevard County Housing          2/06 at 101       AAA      324,867
               Finance Authority,
               Florida, Multifamily
               Housing Revenue
               Refunding Bonds
               (Windover Oaks and
               Windover Health Club
               Apartments Projects),
               Series 1996A, 6.900%,
               2/01/27 (Mandatory put
               2/01/07)
          500 Dade County, Florida,          No Opt. Call       AAA      566,915
               Seaport Revenue
               Refunding Bonds, Series
               1995, 6.200%, 10/01/10
              Dade County, Florida,
               Special Obligation and
               Refunding Bonds, Series
               1996B:
          145  0.000%, 10/01/09          10/08 at 98 7/32       AAA       98,994
          190  0.000%, 10/01/09          10/08 at 98 7/32       AAA      126,036
          500 Duval County School             8/02 at 102       AAA      526,785
               District, Florida,
               General Obligation
               Refunding Bonds, Series
               1992, 6.300%, 8/01/08
          135 Escambia County Housing         4/07 at 102       Aaa      143,027
               Finance Authority,
               Florida, Single Family
               Mortgage Revenue Bonds
               (Multi-County Program),
               Series 1997A, 5.500%,
               4/01/08 (Alternative
               Minimum Tax)
          200 Escambia County,               11/02 at 102      BBB+      210,302
               Florida, Pollution
               Control Refunding
               Revenue Bonds (Champion
               International Project),
               Series 1992, 6.950%,
               11/01/07
          170 Florida Housing Finance        No Opt. Call       AAA      178,384
               Agency, Single Family
               Mortgage Revenue
               Refunding Bonds, Series
               1995A, 6.000%, 1/01/04
               (Alternative Minimum
               Tax)
          500 State of Florida,              No Opt. Call       AAA      660,235
               Broward County
               Expressway Authority,
               Full Faith and Credit
               Bonds, Series of 1984
               (General Obligation
               Bonds), 9.875%, 7/01/09
          200 Halifax Hospital Medical       No Opt. Call         A      191,758
               Center, Daytona Beach,
               Florida, Health Care
               Facilities Revenue
               Bonds (Halifax
               Management System, Inc.
               Project), 1998 Series
               A, 4.600%, 4/01/08
       32,000 Hillsborough County             5/02 at 103        A1   33,904,640
               Industrial Development
               Authority, Pollution
               Control Revenue
               Refunding Bonds (Tampa
               Electric Company
               Project), Series 1992,
               8.000%, 5/01/22
          150 Indian Trace Community          5/05 at 102       AAA      160,146
               Development District,
               Broward County,
               Florida, Water
               Management Special
               Benefit Refunding
               Bonds, Series 1995A,
               5.500%, 5/01/06
          165 Jacksonville Health            No Opt. Call      Baa2      164,951
               Facilities Authority,
               Florida, Tax Exempt
               Industrial Development
               Revenue Bonds (National
               Benevolent Association
               - Cypress Village
               Florida Project),
               Series 1996A, 5.850%,
               12/01/06
          400 Lee County, Florida,           No Opt. Call       AAA      438,592
               Capital Refunding
               Revenue Bonds, Series
               1997A, 5.750%, 10/01/11
          250 Hospital Board of               4/07 at 102       AAA      265,955
               Directors of Lee
               County, Florida, Fixed
               Rate Hospital Revenue
               Bonds (Lee Memorial
               Health System), 1997
               Series A, 5.400%,
               4/01/09
          200 City of Leesburg,               7/06 at 102         A      208,916
               Florida, Hospital
               Revenue Refunding Bonds
               (Leesburg Regional
               Medical Center
               Project), Series 1996A,
               5.600%, 7/01/08
          275 Orange County Housing           9/07 at 102       AAA      290,813
               Finance Authority,
               Single Family Mortgage
               Revenue Bonds (GNMA and
               Fannie Mae Mortgage
               Backed Securities
               Program), Series 1997B,
               5.400%, 9/01/09
               (Alternative Minimum
               Tax)
       25,675 Orlando, Florida,              10/01 at 100       Aa2   24,427,965
               Utilities Commission,
               Water and Electric
               Subordinated Revenue
               Bonds, Series 1989D,
               5.000%, 10/01/23
        2,995 Orlando, Florida,              10/01 at 100       Aa2    2,996,108
               Utilities Commission,
               Water and Electric
               Subordinated Revenue
               Bonds, Series 1991A,
               5.500%, 10/01/26


--------------------------------------------------------------------------------
49

                 Portfolio of Investments
                 Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Florida (continued)

    $   1,000 Sanford Airport Authority,    No Opt. Call       N/R $  1,032,040
               Florida, Industrial
               Development Revenue Bonds
               (Central Florida
               Terminals Inc. Project),
               Series 1995A, 7.500%,
               5/01/06 (Alternative
               Minimum Tax)

          205 Sanford Airport Authority,    No Opt. Call       N/R      205,461
               Florida, Industrial
               Development Revenue Bonds
               (Central Florida
               Terminals Inc. Project),
               Series 1997C, 6.750%,
               5/01/05

          200 Sarasota County, Florida,     No Opt. Call       N/R      198,292
               Health Facilities
               Authority, Health
               Facilities Revenue
               Refunding Bonds
               (Sunnyside Properties
               Project), Series 1995,
               5.500%, 5/15/05

        1,100 The Elderly Housing            7/01 at 103       N/R    1,136,454
               Corporation of Sarasota
               Inc., First Mortgage
               Revenue Bonds (Elderly
               Housing Project for the
               Sarasota Housing
               Authority), Series 1978,
               7.500%, 7/01/09

-------------------------------------------------------------------------------
              Hawaii - 0.3%

        8,000 Department of Budget and       7/01 at 102       AAA    8,214,880
               Finance of the State of
               Hawaii, Special Purpose
               Revenue Bonds, Kapiolani
               Health Care System
               Obligated Group (Pali
               Momi Medical Center
               Project), Series 1991,
               7.650%, 7/01/19 (Pre-
               refunded to 7/01/01)

-------------------------------------------------------------------------------
              Illinois - 20.0%

        2,000 Community Unit School         No Opt. Call       Aaa    1,039,200
               District Number 100,
               Boone, McHenry and DeKalb
               Counties, Illinois,
               Belvidere Capital
               Appreciation School
               Bonds, Series 1997,
               0.000%, 12/01/13

        7,880 City of Chicago, General       1/04 at 102       AAA    7,806,007
               Obligation Bonds, Series
               1993, 5.250%, 1/01/18

        2,000 City of Chicago, Illinois,    No Opt. Call       AAA    1,022,020
               General Obligation Bonds
               (City Colleges of Chicago
               Capital Improvement
               Project), Series 1999,
               0.000%, 1/01/14

       14,845 Chicago Metropolitan           7/02 at 102        AA   15,338,596
               Housing Development
               Corporation, Housing
               Development Revenue
               Refunding Bonds (FHA-
               Insured Mortgage Loans -
                Section 8 Assisted
               Projects), Series 1992B,
               6.900%, 7/01/22

        7,965 City of Chicago, Motor         1/03 at 101       AAA    7,790,328
               Fuel Tax Revenue Bonds,
               Refunding Series 1993,
               5.000%, 1/01/16

          500 Chicago O'Hare                No Opt. Call      Baa2      453,330
               International Airport,
               Illinois, Special
               Facilities Revenue Bonds
               (United Airlines), Series
               1999B, 5.200%, 4/01/11
               (Alternative Minimum Tax)

       22,010 City of Chicago, Illinois,     1/04 at 102       AAA   21,177,362
               O'Hare International
               Airport, General Airport
               Second Lien Revenue
               Refunding Bonds, 1993
               Series C, 5.000%, 1/01/18

       61,250 City of Chicago, Illinois,     1/04 at 102        A+   59,055,413
               O'Hare International
               Airport, General Revenue
               Refunding Bonds, 1993
               Series A, 5.000%, 1/01/16

        3,205 City of Chicago, Illinois,     1/06 at 102       AAA    3,159,553
               Wastewater Transmission
               Revenue Bonds, Series
               1995, 5.000%, 1/01/15

       22,335 City of Chicago, Illinois,    11/06 at 102       AAA   22,006,899
               Water Revenue Bonds,
               Series 1995, 5.000%,
               11/01/15

       30,380 The County of Cook,           11/03 at 100       AAA   28,560,846
               Illinois, General
               Obligation Bonds, Series
               1993A, 5.000%, 11/15/23

       17,300 DuPage Water Commission,       3/02 at 100       AAA   17,448,088
               DuPage, Cook and Will
               Counties, Illinois,
               General Obligation Water
               Refunding Bonds, Series
               1992, 5.750%, 3/01/11

       11,350 DuPage Water Commission,       5/03 at 102       Aa1   11,466,111
               DuPage, Cook and Will
               Counties, Illinois, Water
               Refunding Revenue Bonds,
               Series 1993, 5.250%,
               5/01/14

        1,000 Illinois Development          No Opt. Call       BBB      937,070
               Finance Authority,
               Adjustable Rate Solid
               Waste Disposal Revenue
               Bonds (Waste Management
               Inc. Project), Series
               1997, 5.050%, 1/01/10
               (Alternative Minimum Tax)

        5,000 Illinois Development          No Opt. Call       Aaa    2,237,550
               Finance Authority, Local
               Government Program
               Revenue Bonds (Elgin
               School District Number U-
               46 Project), Series 2001,
               0.000%, 1/01/16

          225 Illinois Development           8/08 at 100      Baa2      226,465
               Finance Authority,
               Economic Development
               Revenue Bonds (The Latin
               School of Chicago
               Project), Series 1998,
               5.250%, 8/01/09

       17,075 Illinois Educational           7/03 at 102       Aa1   17,186,329
               Facilities Authority,
               Revenue Refunding Bonds
               (The University of
               Chicago), Series 1993B,
               5.600%, 7/01/24

       57,600 Illinois Health Facilities     8/04 at 102       AA+   58,465,728
               Authority, Revenue Bonds
               (Northwestern Memorial
               Hospital), Series 1994A,
               6.000%, 8/15/24

        6,115 Illinois Health Facilities    10/03 at 102        A-    6,450,714
               Authority, Revenue
               Refunding Bonds (Illinois
               Masonic Medical Center),
               Series 1993, 5.500%,
               10/01/19

       10,000 Illinois Health Facilities    10/02 at 102       AAA   10,252,800
               Authority, Revenue Bonds
               (Highland Park Hospital),
               Series 1992,
               6.200%, 10/01/22


--------------------------------------------------------------------------------
50

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Illinois (continued)

    $  34,120 Illinois Health Facilities    11/03 at 102       AAA $ 33,779,141
               Authority, Revenue Bonds
               (Rush-Presbyterian-St.
               Luke's Medical Center
               Obligated Group), Series
               1993, 5.500%, 11/15/25

        1,500 Illinois Health Facilities    11/08 at 101       AAA    1,380,285
               Authority, Revenue Bonds
               (Rush-Presbyterian-St.
               Luke's Medical Center
               Obligated Group), Series
               1998A, 5.000%, 11/15/24

        7,275 Illinois Health Facilities     3/04 at 102       AAA    7,822,153
               Authority, Revenue Bonds
               (Southern Illinois
               Hospital Services),
               Series 1994, 5.850%,
               3/01/14 (Pre-refunded to
               3/01/04)

        1,000 Illinois Health Facilities    No Opt. Call        B2      751,470
               Authority, Revenue Bonds
               (Mercy Hospital and
               Medical Center Project),
               Series 1996, 6.000%,
               1/01/06

        8,000 Iliinois Health Facilities     2/06 at 102       AAA    8,253,040
               Authority, FHA-Insured
               Mortgage Revenue Bonds
               (Sinai Health System),
               Series 1996, 6.000%,
               2/15/24

              Illinois Health Facilities
               Authority, Revenue Bonds
               (Centegra Health System),
               Series 1998:
          500  5.500%, 9/01/09               9/08 at 101        A-      498,145
          500  5.500%, 9/01/10               9/08 at 101        A-      494,750

        1,000 Illinois Health Facilities    11/08 at 101       AAA    1,042,510
               Authority, Revenue
               Refunding Bonds (The
               Methodist Medical Center
               of Illinois), Series
               1998, 5.500%, 11/15/12

          500 Illinois Health Facilities     8/07 at 101        A-      509,330
               Authority, Revenue Bonds
               (Victory Health Service),
               Series 1997A, 5.750%,
               8/15/08

        8,000 Illinois Health Facilities    11/09 at 101         A    7,994,400
               Authority, Revenue Bonds
               (OSF Healthcare System),
               Series 1999,
               6.250%, 11/15/29

        9,025 Illinois Health Facilities     5/10 at 101        A3    9,645,379
               Authority, Revenue Bonds
               (Condell Medical Center),
               Series 2000, 7.000%,
               5/15/22

       15,100 State of Illinois, Full       10/02 at 102        AA   15,912,078
               Faith and Credit General
               Obligation Bonds, Series
               of March 1992, 6.200%,
               10/01/04

       10,000 State of Illinois, Full        4/03 at 102        AA   10,165,900
               Faith and Credit General
               Obligation Bonds, Series
               of April 1993, 5.700%,
               4/01/18

              State of Illinois, Full
               Faith and Credit General
               Obligation Bonds, Series
               of August 1992:
        7,695  5.875%, 6/01/10 (Pre-         6/02 at 102     AA***    8,057,511
               refunded to 6/01/02)
        7,055  5.875%, 6/01/10               6/02 at 102        AA    7,358,294
        2,610  5.875%, 6/01/11 (Pre-         6/02 at 102     AA***    2,732,957
               refunded to 6/01/02)
        2,390  5.875%, 6/01/11               6/02 at 102        AA    2,492,746

              State of Illinois, General
               Obligation Bonds
               (Illinois FIRST), Series
               of June 2000:
        5,500  5.500%, 6/01/02              No Opt. Call        AA    5,631,670
        4,500  5.500%, 6/01/03              No Opt. Call        AA    4,671,585

       14,200 State of Illinois, Build       6/03 at 102       AAA   14,159,388
               Illinois Bonds (Sales Tax
               Revenue Bonds), Series S,
               5.250%, 6/15/18

       22,320 State of Illinois, Build       6/01 at 100       AAA   22,392,540
               Illinois Bonds (Sales Tax
               Revenue Bonds), Series O,
               6.000%, 6/15/18

              The Illinois State Toll
               Highway Authority, Toll
               Highway Priority Revenue
               Bonds, 1992 Series A:
       20,000  6.450%, 1/01/13 (Pre-         1/03 at 102       AAA   21,340,200
               refunded to 1/01/03)
        8,805  6.200%, 1/01/16 (Pre-         1/03 at 102       AAA    9,359,627
               refunded to 1/01/03)

       43,180 Metropolitan Pier and          6/03 at 102       Aaa   46,637,423
               Exposition Authority,
               Illinois, McCormick Place
               Expansion Project Bonds,
               Series 1992A, 6.500%,
               6/15/27 (Pre-refunded to
               6/15/03)

        7,500 Regional Transportation        6/03 at 102       AAA    7,988,400
               Authority, Cook, DuPage,
               Kane, Lake, McHenry and
               Will Counties, Illinois,
               General Obligation
               Refunding Bonds, Series
               1993C, 5.800%, 6/01/13
               (Pre-refunded to 6/01/03)

       11,215 Forest Preserve District      No Opt. Call       AAA    4,191,158
               of Will County, Illinois,
               General Obligation Bonds,
               Series 1999B, 0.000%,
               12/01/18

        1,410 The Elderly Housing            9/01 at 101         A    1,432,884
               Corporation of Zion,
               Illinois, Housing
               Development Revenue Bonds
               (Dell-Zion Associates -
                Section 8 Assisted
               Project), Series 1978,
               7.750%, 3/01/10

-------------------------------------------------------------------------------
              Indiana - 3.7%

        6,835 Duneland School Building       8/07 at 101       AAA    7,397,862
               Corporation, First
               Mortgage Bonds, Series
               1997, 5.450%, 8/01/15
               (Pre-refunded to 8/01/07)

          500 Indiana Bond Bank,             2/07 at 102       AA-      531,970
               Hendricks County
               Redevelopment Authority,
               Special Program Bonds,
               Series 1997B (Pittboro
               Project), 5.750%, 2/01/08

       11,590 Indiana Health Facility        9/02 at 102       AAA   12,700,902
               Financing Authority,
               Hospital Revenue
               Refunding Bonds, Series
               1992A (Methodist Hospital
               of Indiana Inc.), 5.750%,
               9/01/11


--------------------------------------------------------------------------------
51

                 Portfolio of Investments
                 Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Indiana (continued)

    $  49,600 Indiana Health Facilities     11/05 at 100       Aaa $ 52,766,464
               Financing Authority,
               Hospital Revenue Bonds,
               Series 1993 (Daughters of
               Charity), 5.750%,
               11/15/22 (Pre-refunded to
               11/15/05)

       10,100 Indiana State Office          12/01 at 102    Aa2***   10,487,234
               Building Commission,
               Revenue Bonds, Series
               1991 (Correctional
               Facilities Program),
               6.375%, 7/01/16 (Pre-
               refunded to 12/01/01)

        2,750 The Indianapolis Local         2/03 at 102        AA    2,926,660
               Public Improvement Bond
               Bank, Revenue Bonds,
               Series 1992D Refunding,
               6.750%, 2/01/20

       12,500 The Indianapolis Local         1/03 at 102       AAA   13,011,375
               Public Improvement Bond
               Bank, Revenue Bonds,
               Series 1993A Refunding,
               6.000%, 1/10/18

        2,320 Southwind Housing Inc.,        5/01 at 100    N/R***    2,657,815
               Evansville, Indiana,
               First Mortgage Revenue
               Bonds, Series 1978A,
               7.125%, 11/15/21

-------------------------------------------------------------------------------
              Iowa - 0.3%

        3,815 City of Davenport, Iowa,       7/02 at 100       AAA    4,029,594
               Hospital Facility Revenue
               Bonds (Mercy Hospital
               Project), Series 1992,
               6.625%, 7/01/14 (Pre-
               refunded to 7/01/02)

        2,885 Iowa Housing Finance           8/01 at 100       Aaa    2,891,837
               Authority, Single Family
               Mortgage Bonds, 1977
               Series A, 5.875%, 8/01/08

-------------------------------------------------------------------------------
              Kansas - 0.0%

          420 Lenexa, Kansas,                2/03 at 102        AA      432,382
               Multifamily Housing
               Revenue Refunding Bonds
               (Barrington Park
               Apartments Project),
               Series 1993A, 6.200%,
               2/01/08

-------------------------------------------------------------------------------
              Kentucky - 4.1%

        1,000 City of Ashland, Kentucky,    No Opt. Call      Baa2    1,030,540
               Pollution Control Revenue
               Refunding Bonds (Ashland
               Inc. Project), Series
               1999, 5.700%, 11/01/09

       34,500 County of Carroll,             9/02 at 102        A1   36,510,315
               Kentucky, Collateralized
               Pollution Control Revenue
               Bonds (Kentucky Utilities
               Company Project), 1992
               Series A, 7.450%, 9/15/16

       27,420 Kenton County Airport          2/02 at 102      BBB-   28,348,990
               Board, Commonwealth of
               Kentucky, Special
               Facilities Revenue Bonds
               (Delta Airlines Inc.
               Project), 1992 Series A,
               7.125%, 2/01/21
               (Alternative Minimum Tax)

          300 Kentucky Housing               7/01 at 102       AAA      301,881
               Corporation, Housing
               Revenue Bonds (FHA-
               Insured/VA Guaranteed),
               1991 Series A, 7.250%,
               1/01/17

              Kentucky Housing
              Corporation, Housing
              Revenue Bonds (Federally
              Insured or Guaranteed
              Mortgage Loans), 1993
              Series B:
       17,100  5.300%, 7/01/10               1/04 at 102       AAA   17,507,322
       13,400  5.400%, 7/01/14               1/04 at 102       AAA   13,533,062

       16,980 The Turnpike Authority of      7/01 at 100       Aa3   16,987,471
               Kentucky, Resource
               Recovery Road Revenue
               Refunding Bonds, 1987
               Series A, 5.000%, 7/01/08

-------------------------------------------------------------------------------
              Louisiana - 0.0%

          265 Louisiana Public               9/02 at 102       Aaa      275,640
               Facilities Authority,
               Student Loan Revenue
               Bonds (Senior), Series
               1992A-2, 6.600%, 3/01/03
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Maine - 0.9%

              Maine State Housing
               Authority, Mortgage
               Purchase Bonds, 1994
               Series A:
       13,650  5.650%, 11/15/20              2/04 at 102        AA   13,769,574
       10,000  5.700%, 11/15/26              2/04 at 102        AA   10,078,400

-------------------------------------------------------------------------------
              Maryland - 0.1%

        2,215 Community Development          1/07 at 102       Aa2    2,306,258
               Administration, Maryland
               Department of Housing and
               Community Development,
               Housing Revenue Bonds,
               Series 1996A, 5.875%,
               7/01/16

          500 Maryland Health and Higher     1/07 at 102        A-      524,910
               Educational Facilities
               Authority, Refunding
               Revenue Bonds,
               Pickersgill Issue, Series
               1997A, 5.750%, 1/01/08

-------------------------------------------------------------------------------
              Massachusetts - 1.9%

          800 Massachusetts Health and       7/08 at 101         A      799,648
               Educational Facilities
               Authority, Revenue Bonds,
               Massachusetts Eye and Ear
               Infirmary Issue, Series
               B, 5.250%, 7/01/10


--------------------------------------------------------------------------------
52

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Massachusetts (continued)

    $     265 Massachusetts Health and       7/09 at 101      Baa3 $    249,537
               Educational Facilities
               Authority, Revenue Bonds,
               Lasell College Issue,
               Series A, 5.100%, 7/01/11

              Massachusetts Water
               Resources Authority,
               General Revenue Refunding
               Bonds, 1993 Series B:
       14,890  5.250%, 3/01/13               3/03 at 102        AA   15,066,595
       10,795  5.000%, 3/01/22               3/03 at 100        AA   10,277,488

              Massachusetts Water
               Resources Authority,
               General Revenue Bonds,
               1993 Series C:
       12,705  5.250%, 12/01/20 (Pre-       12/04 at 102       Aaa   13,607,563
               refunded to 12/01/04)
       13,345  5.250%, 12/01/20             12/04 at 102        AA   13,191,533

-------------------------------------------------------------------------------
              Michigan - 6.9%

       15,000 School District of the         5/06 at 102       AAA   16,409,850
               City of Detroit, Wayne
               County, Michigan, School
               Building and Site
               Improvement Bonds
               (Unlimited Tax - General
               Obligation), Series
               1996A, 5.700%, 5/01/25
               (Pre-refunded to 5/01/06)

       10,000 School District of the         5/09 at 101       AAA    8,884,700
               City of Detroit, Wayne
               County, Michigan, School
               Building and Site
               Improvement Bonds
               (Unlimited Tax - General
               Obligation), Series
               1998A, 4.750%, 5/01/28

        3,370 Michigan Higher Education      5/08 at 100        AA    3,287,368
               Facilities Authority,
               Limited Obligation
               Revenue and Revenue
               Refunding Bonds, Series
               1998C (Aquinas College
               Project), 5.125%, 5/01/16

              State Building Authority,
               State of Michigan, 1991
               Revenue Refunding Bonds,
               Series I:
        5,575  6.750%, 10/01/11             10/01 at 102       AA+    5,761,261
       10,000  6.250%, 10/01/20             10/01 at 102       AA+   10,243,000

              State Building Authority,
               State of Michigan, 1998
               Revenue Bonds, Series I
               (Facilities Program):
       14,080  4.750%, 10/15/17             10/09 at 100       AA+   13,208,307
        8,650  4.750%, 10/15/21             10/09 at 100       AA+    7,827,472

              Michigan State Hospital
              Finance Authority,
              Hospital Revenue and
              Refunding Bonds (The
              Detroit Medical Center
              Obligated Group), Series
              1993B:
       19,585  5.750%, 8/15/13               8/04 at 102      BBB-   17,601,431
       70,230  5.500%, 8/15/23               8/04 at 102      BBB-   55,823,018

        3,000 Michigan State Hospital       10/05 at 100       AAA    3,436,380
               Finance Authority,
               Hospital Revenue
               Refunding Bonds (Genesys
               Health System Obligated
               Group), Series 1995A,
               7.500%, 10/01/27 (Pre-
               refunded to 10/01/05)

        1,000 Michigan State Hospital       No Opt. Call       BBB    1,004,360
               Finance Authority, Alma,
               Michigan, Hospital
               Revenue Refunding Bonds
               (Gratiot Community
               Hospital), Series 1995,
               6.100%, 10/01/07

        1,000 Michigan State Hospital       No Opt. Call       Aaa    1,077,810
               Finance Authority,
               Hospital Revenue and
               Refunding Bonds (Genesys
               Regional Medical Center
               Obligated Group), Series
               1998A, 5.500%, 10/01/08

       12,080 Michigan State Housing         4/04 at 102       AAA   12,291,521
               Development Authority,
               Rental Housing Revenue
               Bonds, 1994 Series B,
               5.700%, 4/01/12

              State of Michigan, State
               Trunk Line Fund Bonds,
               Series 1992A:
       11,645  5.500%, 10/01/21 (Pre-       10/02 at 100     AA***   11,983,986
               refunded to 10/01/02)
        3,955  5.500%, 10/01/21             10/02 at 100        AA    3,962,000

          215 Michigan Strategic Fund,      No Opt. Call      BBB+      200,711
               Limited Obligation
               Revenue Bonds, Series
               1998 (Clark Retirement
               Community Inc. Project),
               4.900%, 6/01/08

       16,805 Hospital Finance Authority     1/04 at 102       AAA   16,727,193
               of the City of St.
               Joseph, Revenue Refunding
               Bonds (Mercy Memorial
               Medical Center Obligated
               Group), Series 1993,
               5.250%, 1/01/16

-------------------------------------------------------------------------------
              Minnesota - 0.6%

        1,090 Minnesota Housing Finance      8/01 at 100       Aa1    1,091,777
               Agency, Housing
               Development Bonds, 1977
               Series A, 6.250%, 2/01/20

        7,955 Minnesota Housing Finance      2/05 at 102       AAA    8,263,415
               Agency, Rental Housing
               Bonds, 1995 Series D,
               5.800%, 8/01/11

          950 Housing and Redevelopment     No Opt. Call      BBB+      902,320
               Authority of the City of
               Saint Paul, Minnesota,
               Health Care Revenue Bonds
               (Regions Hospital
               Project), Series 1998,
               5.000%, 5/15/09

        5,000 White Earth Band of           No Opt. Call         A    5,127,250
               Chippewa Indians, Revenue
               Bonds, Series 2000A,
               7.000%, 12/01/11

-------------------------------------------------------------------------------
              Mississippi - 0.3%

        8,660 Mississippi Business          10/03 at 102      BBB-    7,870,728
               Finance Corporation,
               Pollution Control Revenue
               Refunding Bonds (System
               Energy Resources Inc.
               Project), Series 1998,
               5.875%, 4/01/22


--------------------------------------------------------------------------------
53

                 Portfolio of Investments
                 Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Mississippi (continued)

    $     500 Perry County, Mississippi,     3/12 at 100      Baa3 $    462,570
               Pollution Control
               Refunding Revenue Bonds
               (Leaf River Forest
               Project), Series 1999,
               5.200%, 10/01/12

-------------------------------------------------------------------------------
              Missouri - 0.6%

              The Industrial Development
              Authority of the City of
              Kansas City, Missouri,
              Retirement Facility
              Refunding and Improvement
              Revenue Bonds, Series
              1998A (Kingswood Project):
          900  5.375%, 11/15/09             11/08 at 102       N/R      829,134
        3,650  5.800%, 11/15/17             11/08 at 102       N/R    3,016,178

        5,670 Missouri Housing               9/01 at 101       AA+    5,753,689
               Development Commission,
               Housing Development
               Bonds, Series B 1979
               (Federally Insured
               Mortgage Bonds), 7.000%,
               9/15/22

          300 Health and Educational         2/07 at 102       N/R      294,663
               Facilities Authority of
               the State of Missouri,
               Health Facilities Revenue
               Bonds, Series 1997
               (Lutheran Senior
               Services), 5.550%,
               2/01/09

          350 The Industrial Development    12/02 at 102       N/R      359,937
               Authority of the City of
               St. Louis, Missouri,
               Industrial Revenue
               Refunding Bonds, Series
               1992 (Kiel Center
               Multipurpose Arena
               Project), 7.625%,
               12/01/09 (Alternative
               Minimum Tax)

              The City of St. Louis,
              Missouri, Letter of Intent
              Double Revenue Bonds,
              Series 2000 (Lambert-St.
              Louis International
              Airport Project):
        2,000  6.000%, 1/01/04              No Opt. Call      BBB-    2,050,000
        4,465  6.000%, 1/01/07               7/03 at 101      BBB-    4,563,185
        1,000  6.125%, 1/01/09               7/03 at 101      BBB-    1,021,790

-------------------------------------------------------------------------------
              Montana - 0.2%

        6,325 Montana Health Facility        6/06 at 102      BBB-    5,845,312
               Authority, Health Care
               Revenue Bonds, Series
               1996 (Community Medical
               Center Inc.), 6.375%,
               6/01/18

-------------------------------------------------------------------------------
              Nebraska - 0.5%

        1,000 American Public Energy        No Opt. Call       AAA      937,030
               Agency, Gas Supply
               Revenue Bonds (Nebraska
               Public Gas Agency -
               Western A Project), 1999
               Series A, 4.375%, 6/01/10

       12,375 Consumers Public Power         7/01 at 100        A+   12,389,231
               District, Nebraska,
               Nuclear Facility Revenue
               Bonds, 1968 Series,
               5.100%, 1/01/03

        1,000 Energy America, Nebraska,     No Opt. Call       N/R      978,530
               Natural Gas Revenue
               Bonds, 1998 Series A,
               5.700%, 7/01/08

-------------------------------------------------------------------------------
              Nevada - 0.4%

        1,990 City of Henderson, Nevada,     5/09 at 103       N/R    1,876,371
               Local Improvement
               District No. T-4C (Green
               Valley Properties),
               Senior Limited Obligation
               Refunding Bonds, 1999
               Series A, 5.900%,
               11/01/18

        8,630 City of Reno, Nevada,          5/03 at 102       AAA    8,899,688
               Insured Hospital Revenue
               Bonds (St. Mary's
               Regional Medical Center),
               Series 1993A, 5.800%,
               5/15/13

-------------------------------------------------------------------------------
              New Hampshire - 0.3%

        8,500 The Industrial Development    12/01 at 103        A-    8,826,825
               Authority of the State of
               New Hampshire, Pollution
               Control Revenue Bonds
               (Central Maine Power
               Company Project), 1984
               Series B, 7.375%, 5/01/14

-------------------------------------------------------------------------------
              New Jersey - 0.5%

        1,000 The Gloucester County         No Opt. Call       BBB    1,085,820
               Improvement Authority,
               New Jersey, Solid Waste
               Resource Recovery Revenue
               Refunding Bonds (Waste
               Management Inc. Project),
               Series 1999B, 7.000%,
               12/01/29 (Alternative
               Minimum Tax) (Mandatory
               put 12/01/09)

          315 New Jersey Economic           No Opt. Call       AAA      333,610
               Development Authority,
               Insured Revenue Bonds,
               Educational Testing
               Service Issue, Series
               1995B, 5.500%, 5/15/05

       10,750 New Jersey Housing and         5/02 at 102        A+   11,160,328
               Mortgage Finance Agency,
               Housing Revenue Bonds,
               1992 Series A,
               6.950%, 11/01/13


--------------------------------------------------------------------------------
54

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              New Mexico - 0.2%

    $   5,000 City of Farmington, New       10/01 at 102        B3 $  4,140,750
               Mexico, Pollution
               Control Refunding
               Revenue Bonds (Southern
               California Edison
               Company Four Corners
               Project), 1991 Series
               A, 7.200%, 4/01/21

           75 New Mexico Educational        No Opt. Call       Aaa       77,569
               Assistance Foundation,
               Student Loan Revenue
               Bonds (Senior), 1992
               Series One-A, 6.300%,
               12/01/02 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              New York - 5.4%

       11,190 Battery Park City             11/03 at 102       Aa3   11,250,426
               Authority, Senior
               Revenue Refunding
               Bonds, Series 1993A,
               5.000%, 11/01/13

        2,350 The City of New York,         No Opt. Call         A    2,508,766
               New York, General
               Obligation Bonds,
               Fiscal 1996 Series B,
               6.000%, 8/15/04

        8,000 The City of New York,      8/03 at 101 1/2         A    8,296,400
               New York, General
               Obligation Bonds,
               Fiscal 1994 Series D,
               5.750%, 8/15/11

        8,525 The City of New York,      8/02 at 101 1/2       AAA    8,997,967
               New York, General
               Obligation Bonds,
               Fiscal 1992 Series C,
               6.625%, 8/01/12
               (Pre-refunded to
               8/01/02)

        7,500 The City of New York,         No Opt. Call         A    8,000,925
               New York, General
               Obligation Bonds,
               Fiscal 1996 Series G,
               5.900%, 2/01/05

       15,620 The City of New York,      8/06 at 101 1/2         A   16,546,578
               New York, General
               Obligation Bonds,
               Fiscal 1997 Series E,
               6.000%, 8/01/16

          300 The City of New York,      8/06 at 101 1/2         A      323,757
               New York, General
               Obligation Bonds,
               Fiscal 1997 Series B,
               5.700%, 8/15/07

              The City of New York,
               New York, General
               Obligation Bonds,
               Fiscal 1995 Series F:
          700  6.375%, 2/15/06 (Pre-         2/05 at 101       Aaa      770,805
               refunded to 2/15/05)
       14,000  6.625%, 2/15/25 (Pre-         2/05 at 101       Aaa   15,538,740
               refunded to 2/15/05)

       10,770 The City of New York,          8/08 at 101         A   11,166,336
               New York, General
               Obligation Bonds,
               Fiscal 1998 Series J,
               5.375%, 8/01/13

        6,435 The City of New York,         No Opt. Call         A    6,702,567
               New York, General
               Obligation Bonds,
               Fiscal 2001 Series D,
               5.000%, 8/01/07

        8,600 New York City Municipal    6/02 at 101 1/2        AA    8,818,698
               Water Finance
               Authority, Water and
               Sewer System Revenue
               Bonds, Fiscal 1993
               Series B, 6.000%,
               6/15/17

        8,400 Dormitory Authority of        11/05 at 102       AAA    8,941,296
               the State of New York,
               Beth Israel Medical
               Center Revenue Bonds,
               Series 1996, 6.000%,
               11/01/15

        6,000 Dormitory Authority of         2/07 at 102       AA-    6,092,460
               the State of New York,
               Mental Health Services
               Facilities Improvement
               Revenue Bonds, Series
               1997B, 5.500%, 8/15/17

          750 New York State Housing        No Opt. Call         A      804,233
               Finance Agency, Health
               Facilities Revenue
               Bonds (New York City),
               1996 Series A
               Refunding, 6.000%,
               5/01/06

          895 New York State Housing         5/01 at 102         A      904,756
               Finance Agency, Health
               Facilities Revenue
               Bonds (New York City),
               1990 Series A
               Refunding, 8.000%,
               11/01/08

        8,000 New York Local                 4/02 at 102       AAA    8,439,360
               Government Assistance
               Corporation, A Public
               Benefit Corporation of
               the State of New York,
               Revenue Bonds, Series
               1991D, 7.000%, 4/01/18
               (Pre-refunded to
               4/01/02)

       10,270 Power Authority of the         1/03 at 102       AAA   10,773,744
               State of New York,
               General Purpose Bonds,
               Series CC, 5.250%,
               1/01/18
               (Pre-refunded to
               1/01/03)

              Power Authority of the
               State of New York,
               Revenue Bonds, Series
               2000A:
        4,395  5.500%, 11/15/16             11/05 at 100       Aa2    4,483,559
        3,775  5.500%, 11/15/17             11/05 at 100       Aa2    3,837,061

        1,000 The Port Authority of         No Opt. Call       N/R    1,048,500
               New York and New
               Jersey, Special Project
               Bonds, Series 4 (KIAC
               Partners Project),
               7.000%, 10/01/07
               (Alternative Minimum
               Tax)

        1,000 The Port Authority of         No Opt. Call       AAA    1,136,250
               New York and New
               Jersey, Special Project
               Bonds, Series 6 (JFK
               International Air
               Terminal LLC Project),
               6.250%, 12/01/10
               (Alternative Minimum
               Tax)

        5,000 Triborough Bridge and          1/04 at 100       Aa3    4,700,350
               Tunnel Authority, New
               York, General Purpose
               Revenue Bonds, Series
               1994A, 4.750%, 1/01/19

-------------------------------------------------------------------------------
              North Carolina - 3.6%

              North Carolina Eastern
              Municipal Power Agency,
              Power System Revenue
              Bonds, Refunding Series
              1993B:
       11,000  7.000%, 1/01/08              No Opt. Call       BBB   12,135,420
       69,275  6.250%, 1/01/12               1/03 at 102       BBB   70,950,762

        4,650 North Carolina Eastern     9/03 at 102 1/2         A    4,635,538
               Municipal Power Agency,
               Power System Revenue
               Bonds, Series 1985-G,
               5.750%, 12/01/16


--------------------------------------------------------------------------------
55

                 Portfolio of Investments
                 Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2001

    Principal                              Optional Call                 Market
 Amount (000) Description                    Provisions* Ratings**        Value
-------------------------------------------------------------------------------
              North Carolina (continued)
    $   7,855 North Carolina Eastern         1/03 at 102         A $  7,709,604
               Municipal Power Agency,
               Power System Revenue
               Bonds, Series 1993-D,
               5.600%, 1/01/16

        2,500 North Carolina Eastern         1/09 at 102       BBB    2,441,500
               Municipal Power Agency,
               Power System Revenue
               Bonds, Series 1999B
               Refunding, 5.600%,
               1/01/15

        1,060 Housing Authority of the       6/01 at 100    N/R***    1,070,006
               City of Wilmington, North
               Carolina, First Mortgage
               Revenue Bonds, Series
               1979, 7.750%, 6/01/10

-------------------------------------------------------------------------------
              Ohio - 0.2%

              Cleveland-Cuyahoga County
              Port Authority,
              Subordinate Refunding
              Revenue Bonds, Series 1997
              (Rock and Roll Hall of
              Fame and Museum Project):
          360  5.750%, 12/01/07             No Opt. Call       N/R      373,648
          425  5.850%, 12/01/08             No Opt. Call       N/R      443,602

        4,050 City of Cleveland, Ohio,       1/10 at 101       AAA    3,801,776
               Airport System Revenue
               Bonds, Series 2000A,
               5.000%, 1/01/31

        1,000 City of Dayton, Ohio,         No Opt. Call       BBB    1,008,460
               Special Facilities
               Revenue Refunding Bonds,
               1988 Series C (Emery Air
               Freight Corporation and
               Emery Worldwide Airlines
               Inc. - Guarantors),
               6.050%, 10/01/09

          900 Miami County, Ohio,           No Opt. Call       BBB      904,815
               Hospital Facilities
               Revenue Refunding and
               Improvement Bonds, Series
               1996C (Upper Valley
               Medical Center), 6.000%,
               5/15/06

-------------------------------------------------------------------------------
              Oklahoma - 0.1%

        2,970 Midwest City Memorial          4/02 at 102   BBB+***    3,136,112
               Hospital Authority,
               Midwest City, Oklahoma,
               Hospital Revenue Bonds,
               Series 1992, 7.375%,
               4/01/12 (Pre-refunded to
               4/01/02)

-------------------------------------------------------------------------------
              Oregon - 0.3%

        8,720 State of Oregon,               5/07 at 101       AAA    9,582,321
               Department of
               Administrative Services,
               Certificates of
               Participation, 1997
               Series A, 5.800%, 5/01/24
               (Pre-refunded to 5/01/07)

-------------------------------------------------------------------------------
              Pennsylvania - 3.8%

        1,250 County of Allegheny,          No Opt. Call       AAA    1,338,988
               Pennsylvania, Airport
               Revenue Refunding Bonds,
               Series 1997A (Pittsburgh
               International Airport),
               5.750%, 1/01/12
               (Alternative Minimum Tax)

        5,980 Carbon County Industrial      No Opt. Call      BBB-    6,107,733
               Development Authority,
               Pennsylvania, Resource
               Recovery Revenue
               Refunding Bonds, 2000
               Series (Panther Creek
               Partners Project),
               6.650%, 5/01/10
               (Alternative Minimum Tax)

       10,000 Lehigh County Industrial       9/04 at 102       AAA   10,560,800
               Development Authority,
               Pollution Control Revenue
               Refunding Bonds, 1994
               Series B (Pennsylvania
               Power and Light Company
               Project), 6.400%, 9/01/29

       22,500 Pennsylvania Housing           7/03 at 102       AAA   22,965,075
               Finance Agency, Rental
               Housing Refunding Bonds,
               Issue 1993, 5.750%,
               7/01/14

              Pennsylvania Housing
              Finance Agency,
              Multifamily Housing
              Refunding Bonds (Federal
              Housing Administration
              Insured Mortgage Loans),
              Issue 1992:
        4,025  8.100%, 7/01/13               7/02 at 102       AAA    4,228,786
       16,830  8.200%, 7/01/24               7/02 at 102       AAA   17,665,441

       16,600 Pennsylvania                   6/03 at 100       AAA   15,698,288
               Intergovernmental
               Cooperation Authority,
               Special Tax Revenue
               Refunding Bonds, Series
               of 1993A (City of
               Philadelphia Funding
               Program), 5.000%, 6/15/22

              Pennsylvania Higher
              Educational Facilities
              Authority, Commonwealth of
              Pennsylvania, Geneva
              College Revenue Bonds,
              Series of 1998:
          470  4.900%, 4/01/07              No Opt. Call      BBB-      452,384
          495  4.950%, 4/01/08              No Opt. Call      BBB-      473,472

       12,500 City of Philadelphia,          8/01 at 100       AAA   12,616,500
               Pennsylvania, Water and
               Sewer Revenue Bonds,
               Sixteenth Series, 7.000%,
               8/01/18 (Pre-refunded to
               8/01/01)

       11,070 Public Auditorium              8/09 at 101       AAA   10,441,667
               Authority of Pittsburgh
               and Allegheny County,
               Allegheny County,
               Pennsylvania, Hotel Room
               Excise Tax Revenue Bonds,
               Series of 1999, 5.125%,
               2/01/35

        1,500 Municipal Authority of        No Opt. Call       AAA    1,135,080
               Westmoreland County,
               Westmoreland County,
               Pennsylvania, Municipal
               Service Revenue Bonds,
               Series of 1995A, 0.000%,
               8/15/07

-------------------------------------------------------------------------------
              Puerto Rico - 0.5%

       14,000 The Children's Trust Fund,     7/10 at 100       Aa3   14,574,280
               Tobacco Settlement Asset-
               Backed Bonds, Series
               2000, 6.000%, 7/01/26


--------------------------------------------------------------------------------
56

    Principal                                  Optional Call
 Amount (000) Description                        Provisions* Ratings** Market Value
-----------------------------------------------------------------------------------
              Rhode Island - 0.3%

    $   8,095 Rhode Island Convention            5/03 at 100       AAA $  7,698,669
               Center Authority,
               Refunding Revenue Bonds,
               1993 Series B, 5.000%,
               5/15/20

-----------------------------------------------------------------------------------
              South Carolina - 0.0%

          110 City of Myrtle Beach,             No Opt. Call     A3***      112,301
               South Carolina, Myrtle
               Beach Public Facilities
               Corporation, Certificates
               of Participation (City of
               Myrtle Beach Convention
               Center Project), Series
               1992, 6.750%, 7/01/02

-----------------------------------------------------------------------------------
              Tennessee - 0.0%

          500 Memphis-Shelby County             No Opt. Call       BBB      490,805
               Airport Authority,
               Tennessee, Special
               Facilities Revenue Bonds,
               Refunding Series 1997
               (Federal Express
               Corporation), 5.350%,
               9/01/12

          193 The Industrial Development        No Opt. Call       N/R       38,551
               Board of the Metropolitan
               Government of Nashville
               and Davidson County,
               Tennessee, Industrial
               Development Revenue
               Refunding and Improvement
               Bonds (Osco Treatment
               Systems Inc. Project),
               Series 1993, 6.000%,
               5/01/03 (Alternative
               Minimum Tax)#

-----------------------------------------------------------------------------------
              Texas - 3.9%

        1,000 Alliance Airport                  No Opt. Call      BBB-    1,097,610
               Authority, Inc., Texas,
               Special Facilities
               Revenue Bonds, Series
               1991 (American Airlines,
               Inc. Project), 7.000%,
               12/01/11 (Alternative
               Minimum Tax)

        2,000 City of Austin, Texas,            11/06 at 100       AAA    2,027,880
               Combined Utility Systems
               Revenue Refunding Bonds,
               Series 1996B, 5.700%, 11/15/21

              City of Austin, Texas,
               Water, Sewer and Electric
               Refunding Revenue Bonds,
               Series 1982:
           75  14.000%, 11/15/01 (Pre-           5/01 at 100     A2***       75,324
               refunded to 5/15/01)
          470  14.000%, 11/15/01                No Opt. Call      A***      488,805
        2,297  14.000%, 11/15/01                No Opt. Call         A    2,316,410

       29,500 Brazos River Authority,            8/01 at 101       AAA   29,730,395
               Texas, Collateralized
               Revenue Refunding Bonds
               (Houston Lighting and
               Power Company Project),
               Series 1995, 5.800%,
               8/01/15

          345 Brazos Higher Education           No Opt. Call       Aaa      356,623
               Authority, Inc., Student
               Loan Revenue Refunding
               Bonds, Series 1993A-1,
               6.200%, 12/01/02
               (Alternative Minimum Tax)

        6,585 Crowley Independent School         8/08 at 100       AAA    7,321,598
               District, Tarrant and
               Johnson Counties,
               Unlimited Tax School
               Building Bonds, Series
               1997, 6.500%, 8/01/23

        3,000 Goose Creek Consolidated          No Opt. Call       AAA    2,069,910
               Independent School
               District, Texas,
               Unlimited Tax Refunding
               Bonds, Series 1993,
               0.000%, 2/15/09

              Grapevine-Colleyville
              Independent School
              District, Tarrant and
              Dallas Counties, Texas,
              Unlimited Tax School
              Building and Refunding
              Bonds, Series 1998:
        4,890  0.000%, 8/15/19                  No Opt. Call       AAA    1,729,984
       10,000  0.000%, 8/15/24                  No Opt. Call       AAA    2,600,000

       25,900 Harris County, Texas, Toll         8/04 at 102       AAA   26,386,661
               Road Senior Lien Revenue
               Refunding Bonds, Series
               1994, 5.300%, 8/15/13

        7,000 Harris County Health               8/01 at 102       AAA    7,187,040
               Facilities Development
               Corporation, Texas,
               Hospital Revenue Bonds
               (St. Luke's Episcopal
               Hospital Project), Series
               1991A, 6.750%, 2/15/21

       16,150 City of Houston, Texas,           No Opt. Call       AAA    4,649,747
               Water and Sewer System
               Junior Lien Revenue
               Refunding Bonds, Series
               1998A, 0.000%, 12/01/22

              City of San Antonio,
               Texas, Electric and Gas
               Systems Revenue Refunding
               Bonds, New Series 1992:
        5,405  5.000%, 2/01/17                   2/02 at 101    Aa1***    5,366,733
       12,875  5.000%, 2/01/17                   2/02 at 101       Aa1   12,471,498

          535 Texas Department of               No Opt. Call         A      549,006
               Housing and Community
               Affairs, Multifamily
               Housing Revenue Bonds
               (NHP-Foundation - Asmara
               Project), Series 1996A,
               5.800%, 1/01/06

        1,000 Tomball Hospital                  No Opt. Call      Baa2      948,690
               Authority, Texas,
               Hospital Revenue Bonds
               (Tomball Regional
               Hospital),
               Series 1999, 5.500%,
               7/01/09

-----------------------------------------------------------------------------------
              Utah - 0.4%

              Intermountain Power
               Agency, Utah, Power
               Supply Revenue Refunding
               Bonds, 1993 Series A:
        3,050  5.500%, 7/01/13                   7/03 at 102        A+    3,103,650
        5,250  5.500%, 7/01/13                   7/03 at 102     A+***    5,397,998


--------------------------------------------------------------------------------
57

                 Portfolio of Investments
                 Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2001

    Principal                                      Optional Call                 Market
 Amount (000) Description                            Provisions* Ratings**        Value
---------------------------------------------------------------------------------------
              Utah (continued)

   $    1,045 Layton, Utah, Industrial               6/01 at 100      Baa3 $  1,046,881
               Development Revenue
               Bonds (C.D.I. Ltd.
               Project - K-Mart
               Guaranteed),
               8.750%, 6/01/05

          290 Salt Lake County, Utah,               10/07 at 101       BBB      289,107
               College Revenue Bonds
               (Westminster College of
               Salt Lake City Project),
               Series 1997, 5.200%,
               10/01/09

---------------------------------------------------------------------------------------
              Vermont - 0.0%

          135 University of Vermont                  7/01 at 100        A+      135,628
               and State Agricultural
               College, Housing,
               Dining and Student
               Services Facilities
               System Bonds, Lot 1,
               Series 1969-A, 6.300%,
               7/01/06

---------------------------------------------------------------------------------------
              Virgin Islands - 0.1%

          385 Virgin Islands Port                    9/02 at 101       BBB      377,924
               Authority, Airport
               Revenue Bonds,
               Refunding Series 1998A,
               4.500%, 9/01/05
               (Alternative Minimum
               Tax)

        1,000 Virgin Islands Water and               7/08 at 101       N/R    1,020,900
               Power Authority,
               Electric System Revenue
               and Refunding Bonds,
               1998 Series, 5.250%,
               7/01/09

---------------------------------------------------------------------------------------
              Virginia - 3.7%

          500 Pocahontas Parkway                    No Opt. Call      BBB-      483,460
               Association, Route 895
               Connector Toll Road
               Revenue Bonds (Senior
               Current Interest),
               Series 1998A, 5.250%,
               8/15/07

          555 Prince William County                 10/09 at 101        A3      581,662
               Park Authority,
               Virginia, Park
               Facilities Revenue
               Refunding and
               Improvement Bonds,
               Series 1999, 5.375%,
               10/15/11

              Richmond Metropolitan
              Authority, Virginia,
              Expressway Revenue and
              Refunding Bonds,
              Series 1992-B:
        1,440  6.250%, 7/15/22 (Pre-                 7/02 at 102       AAA    1,517,328
               refunded to 7/15/02)
        6,310  6.250%, 7/15/22                       7/02 at 102       AAA    6,571,171

       39,630 Virginia Housing                       1/02 at 102       AA+   40,737,262
               Development Authority,
               Commonwealth Mortgage
               Bonds, 1992 Series A,
               7.150%, 1/01/33

        3,070 Virginia Housing                       5/01 at 100       AA+    3,075,864
               Development Authority,
               Multifamily Mortgage
               Bonds, 1978 Series B,
               6.700%, 11/01/21

              Virginia Housing
               Development Authority,
               Multifamily Housing
               Bonds, Series 1993C:
       19,080  5.550%, 5/01/08                       5/03 at 102       AA+   19,504,912
       28,075  5.900%, 5/01/14                       5/03 at 102       AA+   28,695,738

---------------------------------------------------------------------------------------
              Washington - 6.4%

        5,170 Public Utility District                7/01 at 100        AA    5,049,125
               No. 1 of Chelan County,
               Rocky Reach
               Hydroelectric System
               Revenue Bonds, Series
               of 1968, 5.125%,
               7/01/23

        9,860 Public Utility District            9/01 at 100 1/2       AA-    9,321,644
               No. 1 of Douglas
               County, Washington,
               Wells Hydroelectric
               Revenue Bonds, Series
               of 1963, 4.000%,
               9/01/18

        1,175 Public Utility District                5/04 at 100       AAA    1,233,762
               No. 2 of Pacific
               County, Washington,
               Electric Revenue Bonds,
               Series 1994, 6.150%,
               5/01/14

        7,250 Municipality of                        1/03 at 102       AAA    7,461,918
               Metropolitan Seattle,
               Sewer Refunding Revenue
               Bonds, Series Y, 5.700%, 1/01/12

        5,000 Washington Public Power               No Opt. Call       Aa1    5,995,000
               Supply System, Nuclear
               Project No. 1 Refunding
               Revenue Bonds,
               Series 1989B, 7.125%,
               7/01/16

              Washington Public Power
              Supply System, Nuclear
              Project No. 1 Refunding
              Revenue Bonds,
              Series 1993A:
       14,260  7.000%, 7/01/07                      No Opt. Call       Aa1   16,230,732
       18,500  5.750%, 7/01/13                       7/03 at 102       Aa1   19,018,370
       10,000  5.700%, 7/01/17                       7/03 at 102       AAA   10,175,100
        7,805 Washington Public Power               No Opt. Call       Aa1    9,070,893
               Supply System, Nuclear
               Project No. 1 Refunding
               Revenue Bonds,
               Series 1993B, 7.000%,
               7/01/09

       10,000 Washington Public Power                7/03 at 102       Aa1   10,051,100
               Supply System, Nuclear
               Project No. 1 Refunding
               Revenue Bonds,
               Series 1993C, 5.375%,
               7/01/15


--------------------------------------------------------------------------------
58

    Principal                            Optional Call                   Market
 Amount (000) Description                  Provisions* Ratings**          Value
-------------------------------------------------------------------------------
              Washington (continued)

    $   8,835 Washington Public Power      7/03 at 102       Aa1   $  8,936,337
               Supply System, Nuclear
               Project No. 3 Refunding
               Revenue Bonds,
               Series 1993B, 5.700%,
               7/01/18

              Washington Public Power
              Supply System, Nuclear
              Project No. 3 Refunding
              Revenue Bonds,
              Series 1993C:
        9,180  5.300%, 7/01/10             7/03 at 102       Aa1      9,390,955
       51,070  5.375%, 7/01/15             7/03 at 102       Aa1     51,330,967
       11,745  5.500%, 7/01/18             7/03 at 102       Aa1     11,776,476

-------------------------------------------------------------------------------
              Wisconsin - 4.9%

        4,030 Wisconsin Housing and       No Opt. Call     AA***      4,285,703
               Economic Development
               Authority, Insured
               Mortgage Revenue
               Refunding Bonds, 1977
               Series A, 5.800%,
               6/01/17

        8,500 Wisconsin Housing and        4/02 at 102        AA      8,818,239
               Economic Development
               Authority, Multifamily
               Housing Revenue Bonds,
               1992 Series B, 7.050%,
               11/01/22

       30,325 Wisconsin Housing and       12/03 at 102        AA     31,417,306
               Economic Development
               Authority, Housing
               Revenue Bonds, 1993
               Series C, 5.800%,
               11/01/13

       13,700 Wisconsin Health and        11/01 at 102       AAA     14,095,107
               Educational Facilities
               Authority, Revenue
               Bonds, Series 1991
               (Columbia Hospital,
               Inc.), 6.250%, 11/15/21

        7,695 State of Wisconsin,         No Opt. Call       AA-      7,996,258
               Petroleum Inspection
               Fee Revenue Bonds, 2000
               Series A, 5.500%,
               7/01/03

        9,830 Wisconsin Health and         6/02 at 102       AAA     10,079,484
               Educational Facilities
               Authority, Health
               Facilities Refunding
               Revenue Bonds, Series
               1992AA (SSM Health
               Care), 6.250%, 6/01/20

        4,060 Wisconsin Health and        10/04 at 102       AAA      4,233,483
               Educational Facilities
               Authority, Revenue
               Bonds, Series 1994A
               (Froedtert Memorial
               Lutheran Hospital,
               Inc.), 5.875%, 10/01/13

        6,000 Wisconsin Health and        12/02 at 102       AAA      6,116,579
               Educational Facilities
               Authority, Revenue
               Bonds, Series 1992A
               (Meriter Hospital,
               Inc.), 6.000%, 12/01/22

       17,000 Wisconsin Health and         8/03 at 102       AAA     16,382,389
               Educational Facilities
               Authority, Revenue
               Bonds, Series 1993
               (Aurora Health Care
               Obligated Group),
               5.250%, 8/15/23

       31,000 Wisconsin Health and         5/06 at 102       AAA     31,329,529
               Educational Facilities
               Authority, Revenue
               Bonds, Series 1996
               (Aurora Medical Group,
               Inc. Project), 5.750%,
               11/15/25

          750 Wisconsin Health and        10/07 at 101       BBB        742,867
               Educational Facilities
               Authority, Revenue
               Bonds, Series 1998
               (Carroll College, Inc.
               Project), 5.000%,
               10/01/09

-------------------------------------------------------------------------------
              Wyoming - 0.0%

          200 State of Wyoming Farm       10/02 at 102       AA-        208,767
               Loan Board, Capital
               Facilities Refunding
               Revenue Bonds, Series
               1992,
               6.100%, 10/01/06

-------------------------------------------------------------------------------
   $2,732,920 Total Investments (cost                             2,713,227,129
               $2,561,752,118) - 98.5%
     --------------------------------------------------------------------------
------------
              Other Assets Less                                      41,212,093
               Liabilities - 1.5%
         ----------------------------------------------------------------------
              Net Assets - 100%                                  $2,754,439,222
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating.
         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securities which en-
             sures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
         # Non-income producing security, in the case of a bond, generally de-notes that issuer has defaulted on the payment of principal or in-terest or has filed for bankruptcy.
         N/R Investment is not rated.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
59

                 Portfolio of Investments
                 Nuveen Limited Term Municipal Bond Fund
                 April 30, 2001

 Principal
    Amount                                 Optional Call
     (000) Description                       Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
           Alaska - 0.3%
  $  1,250 Alaska Student Loan              No Opt. Call       AAA $  1,291,038
            Corporation, Student Loan
            Revenue Bonds, 1997
            Series A, 5.200%, 7/01/06
            (Alternative Minimum Tax)
-------------------------------------------------------------------------------
           Arizona - 0.5%
       250 Arizona Educational Loan         No Opt. Call       Aa2      256,510
            Marketing Corporation,
            Educational Loan Revenue
            Bonds, 6.125%, 9/01/02
            (Alternative Minimum Tax)
     2,000 City of Tucson, Arizona,         No Opt. Call       AAA    2,118,320
            General Obligation
            Refunding Bonds, Series
            1995, 5.375%, 7/01/05
-------------------------------------------------------------------------------
           Arkansas - 0.4%
     1,760 Arkansas Development              8/01 at 103        AA    1,823,131
            Finance Authority, Single
            Family Mortgage Revenue
            Refunding Bonds, 1991
            Series A (FHA-Insured or
            VA Guaranteed Mortgage
            Loans), 8.000%, 8/15/11
-------------------------------------------------------------------------------
           California - 5.0%
     4,250 California Higher                No Opt. Call        A2    4,454,000
            Education Loan Authority,
            Inc., Student Loan
            Revenue Refunding Bonds,
            Subordinate 1994 Series
            D, 6.500%, 6/01/05
            (Alternative Minimum Tax)
           California Statewide
           Communities Development
           Authority, Refunding
           Certificates of
           Participation (Rio Bravo
           Fresno Project), 1999
           Series A:
     3,000  5.450%, 12/01/01                No Opt. Call       N/R    3,003,360
     2,000  5.550%, 12/01/02                No Opt. Call       N/R    2,003,940
     2,000  5.600%, 12/01/03                No Opt. Call       N/R    2,003,940
     5,000 California Statewide             No Opt. Call      BBB+    5,100,300
            Communities Development
            Authority, Multifamily
            Housing Refunding Bonds
            (Archstone Oakridge
            Apartments), Issue 1999E,
            Archstone Communities
            Trust, 5.300%, 6/01/29
            (Mandatory put 6/01/08)
     1,250 Long Beach Aquarium of the       No Opt. Call    BBB***    1,332,425
            Pacific, Revenue Bonds
            (Aquarium of the Pacific
            Project), 1995 Series A,
            5.750%, 7/01/05
           Sacramento Cogeneration
            Authority, Cogeneration
            Project Revenue Bonds
            (Procter & Gamble
            Project),
           1995 Series:
     1,000  5.900%, 7/01/02                 No Opt. Call       BBB    1,016,670
       500  6.000%, 7/01/03                 No Opt. Call       BBB      515,145
       500  7.000%, 7/01/04                 No Opt. Call       BBB      535,505
     1,500 Taft Public Financing            No Opt. Call        A2    1,561,800
            Authority, Lease Revenue
            Bonds (Community
            Correctional Facility
            Acquisition Project),
            1997 Series A, 5.500%,
            1/01/06
-------------------------------------------------------------------------------
           Colorado - 6.6%
     9,000 E-470 Public Highway         8/05 at 95 29/32       AAA    7,222,140
            Authority, Arapahoe
            County, Colorado, Capital
            Improvement Trust Fund
            Highway Revenue Bonds (E-
            470 Project), Senior
            Bonds, Series C, 0.000%,
            8/31/06 (Pre-refunded to
            8/31/05)
     1,735 Colorado Health Facilities       No Opt. Call        A-    1,778,097
            Authority, Revenue Bonds
            (Covenant Retirement
            Communities Inc.), Series
            1995, 5.650%, 12/01/04
           Colorado Health Facilities
           Authority, Hospital
           Revenue Bonds (Parkview
           Medical Center, Inc.
           Project), Series 2001:
       660  5.300%, 9/01/07                 No Opt. Call      Baa1      663,300
       690  5.400%, 9/01/08                 No Opt. Call      Baa1      692,222
       830  5.500%, 9/01/09                 No Opt. Call      Baa1      832,963
           Colorado Housing and
           Finance Authority, Single
           Family Housing Revenue
           Refunding Bonds, 1991
           Series A:
     1,515  0.000%, 11/01/01                No Opt. Call       Aa1    1,470,126
     3,515  0.000%, 11/01/02                No Opt. Call       Aa1    3,215,241
     6,475 City and County of Denver,       No Opt. Call       AAA    6,831,384
            Colorado, Airport System
            Revenue Bonds, Series
            1996A,
            5.750%, 11/15/04
            (Alternative Minimum Tax)
     5,000 City and County of Denver,       11/06 at 101       AAA    5,244,000
            Colorado, Airport System
            Revenue Bonds, Series
            1996C,
            5.375%, 11/15/07
            (Alternative Minimum Tax)
       865 Eagle County Air Terminal        No Opt. Call       N/R      866,842
            Corporation, Airport
            Terminal Project Revenue
            Bonds, Series 1996,
            6.750%, 5/01/06
            (Alternative Minimum Tax)


--------------------------------------------------------------------------------
60

 Principal
    Amount                                 Optional Call
     (000) Description                       Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
           Connecticut - 3.0%
  $  1,000 City of Bridgeport,              No Opt. Call       AAA $  1,080,280
            Connecticut, General
            Obligation Refunding Bonds,
            Series 1996A, 6.000%,
            9/01/05
     1,700 State of Connecticut Health      No Opt. Call      BBB-    1,726,520
            and Educational Facilities
            Authority, Revenue Bonds,
            Quinnipiac College Issue,
            Series D, 5.625%, 7/01/03
     1,000 State of Connecticut Health      No Opt. Call       BBB      973,800
            and Educational Facilities
            Authority, Revenue Bonds,
            Hospital for Special Care
            Issue, Series B, 5.125%,
            7/01/07
           Connecticut Development
           Authority, First Mortgage
           Gross Revenue Health Care
           Project Refunding Bonds
           (Church Homes, Inc.,
           Congregational Avery Heights
           Project), 1997 Series:
       680  5.100%, 4/01/04                 No Opt. Call       BBB      669,997
       900  5.200%, 4/01/05                 No Opt. Call       BBB      880,434
       935  5.300%, 4/01/06                 No Opt. Call       BBB      909,353
       205 City of New Haven,               No Opt. Call       AAA      214,321
            Connecticut, General
            Obligation Bonds, Issue of
            1992, 9.250%, 3/01/02
     3,000 Housing Authority of the City    No Opt. Call        A3    2,858,250
            of Stamford, Connecticut,
            Multifamily Housing Revenue
            Refunding Bonds (The
            Fairfield Apartments
            Project), Series 1998,
            4.750%, 12/01/28 (Mandatory
            put 12/01/08)
     3,775 West Haven Housing Authority,     7/01 at 100       N/R    3,775,793
            Connecticut, Multifamily
            Housing Revenue Bonds
            (Meadows Landing
            Apartments), Series 1998B,
            6.000%, 1/01/02 (Alternative
            Minimum Tax)
-------------------------------------------------------------------------------
           Delaware - 1.0%
     2,000 The Delaware Economic            No Opt. Call        A-    2,071,940
            Development Authority,
            Pollution Control Refunding
            Revenue Bonds (Delmarva
            Power and Light Company
            Project), Series 2000C,
            5.500%, 7/01/25 (Mandatory
            put 7/01/10)
     2,155 The Delaware Economic            No Opt. Call        A-    2,230,403
            Development Authority,
            Pollution Control Refunding
            Revenue Bonds (Delmarva
            Power and Light Company
            Project), Series 2000D,
            5.650%, 7/01/28 (Alternative
            Minimum Tax) (Optional put
            7/01/10)
-------------------------------------------------------------------------------
           District of Columbia - 1.7%
     7,090 District of Columbia Tobacco     No Opt. Call        A1    7,341,128
            Settlement Financing
            Corporation, Tobacco
            Settlement Asset-Backed
            Bonds, Series 2001, 6.000%,
            5/15/11
-------------------------------------------------------------------------------
           Florida - 1.7%
       125 North Springs Improvement        No Opt. Call       N/R      125,918
            District, Broward County,
            Florida, Water and Sewer
            Revenue Bonds, Series 1991,
            7.900%, 10/01/01
     4,940 Housing Finance Authority of      7/05 at 101       AAA    5,026,796
            Polk County, Florida,
            Multifamily Housing Revenue
            Bonds (Winter Oaks
            Apartments Project), Series
            1997A, 5.250%, 7/01/22
            (Mandatory put 7/01/07)
     2,080 Sanford Airport Authority,       No Opt. Call       N/R    2,119,915
            Florida, Industrial
            Development Revenue Bonds
            (Central Florida Terminals
            Inc. Project), Series 1995A,
            7.300%, 5/01/04 (Alternative
            Minimum Tax)
-------------------------------------------------------------------------------
           Georgia - 0.8%
     3,000 City of Atlanta, Georgia,        No Opt. Call       AAA    3,303,600
            Airport Facilities Revenue
            Refunding Bonds, Series
            1996, 6.500%, 1/01/06
-------------------------------------------------------------------------------
           Illinois - 4.1%
     6,645 Buffalo Grove Park District,      5/01 at 100       N/R    6,646,595
            Lake and Cook Counties,
            Illinois, Installment
            Contract Certificates
            (Limited Tax), Series 1999,
            5.400%, 12/30/04
     1,315 Village of Channahon,            No Opt. Call      BBB+    1,294,013
            Illinois, Revenue Refunding
            Bonds (Morris Hospital),
            Series 1999, 5.000%,
            12/01/04
     5,000 City of Chicago, Illinois,       No Opt. Call      Baa2    4,996,750
            O'Hare International Airport
            Special Facility Revenue
            Bonds (United Airlines Inc.
            Project), Series 2001A,
            5.800%, 11/01/35
            (Alternative Minimum Tax)
            (Mandatory put 5/01/07)
       200 Illinois Health Facilities       No Opt. Call        B2      191,970
            Authority, Revenue Bonds
            (Mercy Hospital and Medical
            Center Project), Series
            1996, 5.600%, 1/01/02
     1,500 Illinois Health Facilities       No Opt. Call        A-    1,520,325
            Authority, Revenue Refunding
            Bonds (Sarah Bush Lincoln
            Health Center), Series
            1996B, 5.500%, 2/15/06
     3,000 State of Illinois, General       10/02 at 102        AA    3,161,340
            Obligation Bonds, Series of
            March 1992 (Full Faith and
            Credit), 6.200%, 10/01/04


--------------------------------------------------------------------------------
61

                 Portfolio of Investments
                 Nuveen Limited Term Municipal Bond Fund (continued) April 30, 2001

 Principal
    Amount                                 Optional Call
     (000) Description                       Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
           Indiana - 1.4%
           City of Goshen, Indiana,
            Revenue Refunding Bonds,
            Series 1998 (Greencroft
            Obligated Group):
  $    715  5.150%, 8/15/05                 No Opt. Call       N/R $    687,172
       790  5.250%, 8/15/07                 No Opt. Call       N/R      743,311
       680  5.300%, 8/15/08                 No Opt. Call       N/R      631,271
       775  5.350%, 8/15/09                  8/08 at 101       N/R      711,675
           Indiana Bond Bank, Hendricks
           County, Redevelopment
           Authority, Special Program
           Bonds, Series 1997B (Pittboro
           Project):
     1,525  5.250%, 2/01/03                 No Opt. Call       AA-    1,559,328
     1,075  5.400%, 2/01/04                 No Opt. Call       AA-    1,111,378
       675 Valparaiso Multi-School          No Opt. Call       AAA      678,185
            Building Corporation, Porter
            County, Indiana, First
            Mortgage Bonds, Series 1992,
            6.100%, 7/01/01
-------------------------------------------------------------------------------
           Iowa - 0.1%
       600 Iowa Student Loan Liquidity      No Opt. Call         A      601,782
            Corporation, Iowa
            Partnership Loan Revenue
            Bonds, 1992 Series, 6.100%,
            7/01/01 (Alternative Minimum
            Tax)
-------------------------------------------------------------------------------
           Kentucky - 9.5%
     7,500 City of Ashland, Kentucky,       No Opt. Call      Baa2    7,729,050
            Pollution Control Revenue
            Refunding Bonds (Ashland
            Inc. Project), Series 1999,
            5.700%, 11/01/09
     3,180 County of Christian,             No Opt. Call        A-    3,239,084
            Kentucky, Hospital Revenue
            and Refunding Bonds (Jennie
            Stuart Medical Center),
            Series 1997A, 5.500%,
            7/01/06
           City of Jeffersontown,
            Kentucky, Public Projects
            Refunding and Improvements,
            Certificates of
            Participation:
       235  4.650%, 11/01/02                No Opt. Call        A3      237,806
       370  4.750%, 11/01/03                No Opt. Call        A3      376,061
           Kentucky Development Finance
           Authority, Sisters of Charity
           of Nazareth Health
           Corporation, Revenue
           Refunding Bonds, Series 1991:
     1,330  6.000%, 11/01/01                No Opt. Call     A1***    1,348,460
     2,720  6.600%, 11/01/06 (Pre-          11/01 at 102     A1***    2,819,362
            refunded to 11/01/01)
           Kentucky Economic Development
           Finance Authority, Hospital
           System Refunding and
           Improvement Revenue Bonds
           (Appalachian Regional
           Healthcare, Inc. Project),
           Series 1997:
     2,670  5.300%, 10/01/05                No Opt. Call       N/R    2,399,396
     1,315  5.400%, 10/01/06                No Opt. Call       N/R    1,163,210
     1,460 Kentucky Higher Education        No Opt. Call       Aaa    1,533,496
            Student Loan Corporation,
            Insured Student Loan Revenue
            Bonds, 1991 Series B,
            6.800%, 6/01/03 (Alternative
            Minimum Tax)
           Kentucky Infrastructure
           Authority, Governmental
           Agencies Program Revenue and
           Revenue Refunding Bonds, 1995
           Series H:
     1,945  5.300%, 8/01/03                 No Opt. Call       AA-    2,016,459
     1,000  5.500%, 8/01/05                 No Opt. Call       AA-    1,061,070
     1,000 The Turnpike Authority of        No Opt. Call       Aa3    1,211,340
            Kentucky, Resource Recovery
            Road Revenue Refunding
            Bonds, 1985 Series A,
            9.625%, 7/01/05
     1,535 Regional Airport Authority of    No Opt. Call       AAA    1,571,579
            Louisville and Jefferson
            County, Kentucky, Airport
            System Revenue Bonds, 1997
            Series A, 5.750%, 7/01/02
            (Alternative Minimum Tax)
     1,870 Regional Airport Authority of    No Opt. Call      Baa3    1,770,516
            Louisville and Jefferson
            County, Kentucky, Special
            Facilities Revenue Bonds
            (Airis Louisville, L.L.C.
            Project), 1999 Series A,
            5.000%, 3/01/09
     3,225 Mount Sterling, Kentucky,        No Opt. Call        Aa    3,319,880
            Lease Revenue Bonds
            (Kentucky League of Cities
            Funding Program),
            Series 1993A, 5.625%,
            3/01/03
    10,800 City of Owensboro, Kentucky,     No Opt. Call       AAA    9,708,876
            Electric Light and Power
            System Revenue Bonds, Series
            1993A,
            0.000%, 1/01/04 (Alternative
            Minimum Tax)
-------------------------------------------------------------------------------
           Louisiana - 2.1%
     6,000 Parish of East Baton Rouge,      No Opt. Call       BBB    6,107,100
            State of Louisiana,
            Pollution Control Refunding
            Revenue Bonds (Hoechst
            Celanese Corporation
            Project), Series 1993,
            5.400%, 12/01/02
       515 Louisiana Public Facilities      No Opt. Call     A2***      531,871
            Authority, Hospital Revenue
            Bonds (Woman's Hospital
            Foundation Project),
            Series 1992, 6.750%,
            10/01/02


--------------------------------------------------------------------------------
62

 Principal
    Amount                                 Optional Call
     (000) Description                       Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
           Louisiana (continued)
  $  2,500 Louisiana Offshore Terminal      No Opt. Call         A $  2,578,625
            Authority, Deepwater Port
            Refunding Revenue Bonds
            (LOOP INC. Project),
            First Stage Series 1992B,
            6.100%, 9/01/02
-------------------------------------------------------------------------------
           Maine - 0.2%
       845 Maine Educational Loan            5/02 at 101         A      863,294
            Marketing Corporation,
            Student Loan Revenue
            Refunding Bonds, Subordinate
            Series 1992A-2, 6.600%,
            5/01/05 (Alternative Minimum
            Tax)
-------------------------------------------------------------------------------
           Maryland - 1.4%
           Maryland Energy Financing
           Administration, Limited
           Obligation Solid Waste
           Disposal Revenue Bonds
           (Wheelabrator Water
           Technologies Baltimore L.L.C.
           Projects), 1996 Series:
     2,280  5.650%, 12/01/03                No Opt. Call        A-    2,344,091
            (Alternative Minimum Tax)
     1,000  5.850%, 12/01/05                No Opt. Call        A-    1,043,340
            (Alternative Minimum Tax)
     2,400 Northeast Maryland Waste         No Opt. Call       AAA    2,607,384
            Disposal Authority, Resource
            Recovery Revenue Refunding
            Bonds (Southwest Resource
            Recovery Facility), Series
            1993, 7.150%, 1/01/04
-------------------------------------------------------------------------------
           Massachusetts - 2.0%
           Massachusetts Educational
           Financing Authority,
           Education Loan Revenue Bonds,
           Issue E, Series 1995:
       665  5.500%, 7/01/01 (Alternative    No Opt. Call       AAA      666,962
            Minimum Tax)
     2,040  5.700%, 7/01/04 (Alternative    No Opt. Call       AAA    2,128,067
            Minimum Tax)
           Massachusetts Educational
           Financing Authority,
           Education Loan Revenue Bonds,
           Issue E, Series 1997B:
     1,760  5.250%, 7/01/06 (Alternative    No Opt. Call       AAA    1,831,280
            Minimum Tax)
     2,485  5.350%, 7/01/07 (Alternative     7/06 at 102       AAA    2,596,850
            Minimum Tax)
       700 Massachusetts Health and         No Opt. Call       AA-      705,789
            Educational Facilities
            Authority, Revenue Bonds,
            Partners HealthCare System
            Issue, Series B, 5.000%,
            7/01/09
       600 City of New Bedford,             No Opt. Call      Baa2      609,402
            Massachusetts, General
            Obligation Landfill Closure
            Bonds, Series 1993,
            5.500%, 3/01/02
       250 City of Springfield,             No Opt. Call      Baa3      257,213
            Massachusetts, General
            Obligation School Project
            Loan, Act of 1948 Bonds,
            Series B, 6.100%, 9/01/02
-------------------------------------------------------------------------------
           Michigan - 3.9%
     2,980 City of Detroit, Michigan,       No Opt. Call       AAA    3,151,529
            Convention Facility Limited
            Tax Revenue Refunding Bonds
            (Cobo Hall Expansion
            Project), Series 1993,
            5.250%, 9/30/06
     3,000 Michigan State Hospital          No Opt. Call       N/R    2,995,350
            Finance Authority, Detroit,
            Medical Center
            Collateralized Loan, Series
            2001, 7.360%, 4/01/07
       835 Michigan State Hospital          No Opt. Call       BBB      835,743
            Finance Authority, Alma,
            Michigan, Hospital Revenue
            Refunding Bonds (Gratiot
            Community Hospital), Series
            1995, 5.300%, 10/01/01

           Michigan State Housing
           Development Authority, Rental
           Housing Revenue Bonds, 1995
           Series B:
     3,085  5.450%, 4/01/05                 No Opt. Call       AAA    3,219,969
     3,325  5.450%, 10/01/05                 6/05 at 102       AAA    3,487,393
     3,160 Pontiac, Michigan, Hospital      No Opt. Call      BBB-    3,071,615
            Finance Authority, Hospital
            Revenue Refunding Bonds
            (NOMC Obligated Group),
            Series 1993, 5.800%, 8/01/03
-------------------------------------------------------------------------------
           Mississippi - 1.8%
     5,000 Mississippi Higher Education     No Opt. Call        A2    5,114,300
            Assistance Corporation,
            Student Loan Revenue Bonds,
            Series 2000B-3, 5.450%,
            3/01/10 (Alternative Minimum
            Tax)
           Mississippi Hospital
           Equipment and Facilities
           Authority, Revenue Refunding
           Bonds (Mississippi Baptist
           Medical Center), Series 1995:
     1,690  5.350%, 5/01/03                 No Opt. Call       AAA    1,744,503
     1,000  5.400%, 5/01/04                 No Opt. Call       AAA    1,043,070
-------------------------------------------------------------------------------
           Missouri - 2.3%
           Health and Educational
           Facilities Authority of the
           State of Missouri, Health
           Facilities Revenue Bonds
           (Lutheran Senior Services),
           Series 1997:
       500  5.200%, 2/01/04                 No Opt. Call       N/R      500,185
       600  5.300%, 2/01/05                 No Opt. Call       N/R      598,596

--------------------------------------------------------------------------------
63

                 Portfolio of Investments
                 Nuveen Limited Term Municipal Bond Fund (continued) April 30, 2001

 Principal
    Amount                                 Optional Call
     (000) Description                       Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
           Missouri (continued)
  $    600  5.400%, 2/01/06                 No Opt. Call       N/R $    598,008
       700  5.500%, 2/01/07                 No Opt. Call       N/R      698,369
     4,000 The Industrial Development       No Opt. Call        A3    4,023,000
            Authority of the County of
            St. Louis, Missouri,
            Multifamily Housing Revenue
            Refunding Bonds (Equity
            Residential/Pinetree
            Apartments), Series 1999A,
            5.200%, 11/15/29 (Mandatory
            put 11/15/04)
     3,285 The City of St. Louis,            1/03 at 101      BBB-    3,349,550
            Missouri, Letter of Intent
            Double Revenue Bonds, Series
            2000 (Lambert-St. Louis
            International Airport
            Project), 6.000%, 1/01/08
       110 The City of St. Louis,           No Opt. Call       N/R      110,697
            Missouri, Regional
            Convention and Sports
            Complex Authority,
            Convention and Sports
            Facility Project Bonds,
            Series C of 1991, 7.750%,
            8/15/01
-------------------------------------------------------------------------------
           Montana - 0.7%
     3,000 City of Forsyth, Rosebud         No Opt. Call        A-    3,000,060
            County, Montana, Pollution
            Control Revenue Refunding
            Bonds (Portland General
            Electric Company Projects),
            Series 1998B, 4.750%,
            5/01/33 (Alternative Minimum
            Tax)
            (Mandatory put 5/01/03)
-------------------------------------------------------------------------------
           Nebraska - 1.1%
     5,000 Energy America, Nebraska,        No Opt. Call       N/R    4,826,000
            Natural Gas Revenue Bonds
            (Nebraska Public Gas Agency
            Project),
            Series 1998B, 5.450%,
            4/15/08
-------------------------------------------------------------------------------
           Nevada - 0.5%
     2,000 Las Vegas Convention and         No Opt. Call       AAA    2,129,000
            Visitors Authority, Nevada,
            Revenue Bonds, Series 1999,
            5.500%, 7/01/09
-------------------------------------------------------------------------------
           New Jersey - 6.4%
           Higher Education Student
           Assistance Authority of the
           State of New Jersey, Student
           Loan Revenue Bonds, 2000
           Series A:
     5,000  5.750%, 6/01/09 (Alternative    No Opt. Call       AAA    5,370,450
            Minimum Tax)
     4,480  5.800%, 6/01/10 (Alternative    No Opt. Call       AAA    4,822,989
            Minimum Tax)
     4,930  5.900%, 6/01/11 (Alternative    12/10 at 100       AAA    5,333,126
            Minimum Tax)
           New Jersey Health Care
           Facilities Financing
           Authority, Bayonne Hospital
           Obligated Group, Revenue
           Bonds, Series 1994:
       850  5.800%, 7/01/01                 No Opt. Call       AAA      853,774
       150  5.800%, 7/01/01                 No Opt. Call       AAA      150,612
       120  5.900%, 7/01/02                 No Opt. Call       AAA      123,538
       670  5.900%, 7/01/02                 No Opt. Call       AAA      689,953
     2,650 New Jersey Economic              No Opt. Call       AAA    2,806,562
            Development Authority,
            Insured Revenue Bonds,
            Educational Testing Service
            Issue, Series 1995B, 5.500%,
            5/15/05
       355 New Jersey Higher Educational    No Opt. Call       BBB      356,654
            Facilities Authority, Higher
            Educational Facilities
            Revenue Bonds, Saint Peter's
            College Issue, 1992 Series
            B, 6.200%, 7/01/01
           New Jersey Educational
           Facilities Authority, Revenue
           Bonds, Stevens Institute of
           Technology Issue, 1992 Series
           A:
       995  6.200%, 7/01/01                 No Opt. Call         A      999,478
     1,165  6.300%, 7/01/02                 No Opt. Call         A    1,200,300
       550 New Jersey Educational           No Opt. Call       BBB      558,003
            Facilities Authority,
            Revenue Bonds, Saint Peter's
            College Issue, 1998 Series
            B, 5.000%, 7/01/08
     4,420 New Jersey Housing and           11/01 at 102       AA-    4,539,870
            Mortgage Finance Agency,
            Section 8 Bonds, 1991 Series
            A, 6.850%, 11/01/06
-------------------------------------------------------------------------------
           New Mexico - 0.9%
     2,055 New Mexico Mortgage Finance      No Opt. Call       Aaa    2,059,727
            Authority, Multifamily
            Housing Revenue Refunding
            Bonds (Hunter's Ridge
            Apartments), 2001 Series A,
            5.000%, 7/01/31 (Mandatory
            put 7/01/11) (WI, settling
            5/14/01)
     2,000 New Mexico Mortgage Finance      No Opt. Call       Aaa    2,004,600
            Authority, Multifamily
            Housing Revenue Refunding
            Bonds (Sombra del Oso
            Apartments), 2001 Series B,
            5.000%, 7/01/31 (Mandatory
            put 7/01/11) (WI, settling
            5/14/01)


--------------------------------------------------------------------------------
64

 Principal
    Amount                                 Optional Call
     (000) Description                       Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
           New York - 17.3%
           Albany Housing Authority,
           City of Albany, New York,
           Limited Obligation Bonds,
           Series 1995:
  $    500  5.100%, 10/01/01                No Opt. Call      Baa1 $    503,330
       700  5.250%, 10/01/02                No Opt. Call      Baa1      714,945
       750  5.400%, 10/01/03                No Opt. Call      Baa1      775,725
       750  5.500%, 10/01/04                No Opt. Call      Baa1      783,765
     1,000  5.600%, 10/01/05                No Opt. Call      Baa1    1,054,450
       500  5.700%, 10/01/06                10/05 at 102      Baa1      531,240
       700  5.850%, 10/01/07                10/05 at 102      Baa1      748,237
       750 City of Jamestown, Chautauqua    No Opt. Call      Baa3      810,270
            County, New York, Public
            Improvement Serial Bonds,
            1991 Series A, 7.000%,
            3/15/05
     1,000 Metropolitan Transportation      No Opt. Call       AA-    1,037,840
            Authority, New York, Transit
            Facilities Service Contract
            Bonds, Series N, 6.625%,
            7/01/02
     4,325 County of Nassau, New York,      No Opt. Call      BBB-    4,546,310
            General Obligations, Serial
            General Improvement Bonds,
            Series F,
            7.000%, 3/01/03
     2,250 The City of New York, New        No Opt. Call         A    2,662,380
            York, General Obligation
            Bonds, Fiscal 1991 Series B,
            8.250%, 6/01/06
     1,000 The City of New York, New        No Opt. Call         A    1,070,390
           York, General Obligation
           Bonds, Fiscal 1996 Series E,
           6.500%, 2/15/04

           The City of New York, New
           York, General Obligation
           Bonds, Fiscal 1996 Series G:
     3,000  5.700%, 2/01/03                 No Opt. Call         A    3,104,820
       500  5.750%, 2/01/06                 No Opt. Call         A      534,705
     2,800 The City of New York, New        No Opt. Call         A    3,088,204
            York, General Obligation
            Bonds, Fiscal 1996 Series I,
            6.500%, 3/15/06
     3,000 The City of New York, New        No Opt. Call         A    3,148,290
            York, General Obligation
            Bonds, Fiscal 1997 Series H,
            5.400%, 8/01/04
     5,000 The City of New York, New        No Opt. Call         A    5,302,700
            York, General Obligation
            Bonds, Fiscal 1997 Series I,
            5.625%, 4/15/05
     1,000 Dormitory Authority of the       No Opt. Call       AA-    1,001,680
            State of New York, State
            University Educational
            Facilities Revenue Bonds,
            Series 1990A, 7.400%,
            5/15/01
     2,900 Dormitory Authority of the       No Opt. Call        A-    2,916,385
            State of New York,
            Department of Health of the
            State of New York, Refunding
            Bonds, 1990 Issue, 6.750%,
            7/01/01
     2,000 Dormitory Authority of the       No Opt. Call       AA-    2,189,140
            State of New York, State
            University Educational
            Facilities Revenue Bonds,
            Series 1995A, 6.500%,
            5/15/05
     1,000 Dormitory Authority of the        7/06 at 102       N/R      955,050
            State of New York, NYACK
            Hospital Revenue Bonds,
            Series 1996, 6.000%, 7/01/06
     3,315 Dormitory Authority of the       No Opt. Call       AA-    3,532,166
            State of New York, City
            University System
            Consolidated Third General
            Resolution Bonds, 1996
            Series 2, 6.000%, 7/01/04
           Dormitory Authority of the
           State of New York, State
           University Educational
           Facilities Revenue Bonds,
           Series 1990B:
     1,805  7.500%, 5/15/11                 No Opt. Call    AA-***    2,213,796
     3,750  7.500%, 5/15/11                 No Opt. Call       AA-    4,416,675
     5,000 New York State Housing           No Opt. Call         A    5,254,850
            Finance Agency, New York
            City, Health Facilities
            Revenue Bonds, 1996 Series A
            Refunding, 5.875%, 5/01/04
     1,265 New York State Urban             No Opt. Call       AA-    1,362,721
            Development Corporation,
            Project Revenue Bonds
            (Center for Industrial
            Innovation), 1995 Refunding
            Series, 6.250%, 1/01/05
     1,000 New York State Urban             No Opt. Call       AA-    1,013,320
            Development Corporation,
            Correctional Capital
            Facilities Revenue Bonds,
            1993 Refunding Series,
            5.250%, 1/01/02
     3,700 The Port Authority of New        No Opt. Call       N/R    3,879,450
            York and New Jersey, Special
            Project Bonds (KIAC Partners
            Project), Series 4, 7.000%,
            10/01/07 (Alternative
            Minimum Tax)
     3,035 The Port Authority of New        No Opt. Call       AAA    3,296,860
            York and New Jersey, Special
            Project Bonds (JFK
            International Air Terminal
            LLC Project), Series 6,
            6.000%, 12/01/05
            (Alternative Minimum Tax)
     1,400 Suffolk County Industrial        No Opt. Call       N/R    1,359,190
            Development Agency, New
            York, 1998 Industrial
            Development Revenue Bonds
            (Nissequogue Cogen Partners
            Facility), 4.875%, 1/01/08
            (Alternative Minimum Tax)
     7,265 Suffolk County Industrial        No Opt. Call       AAA    7,993,534
            Development Agency, Solid
            Waste Disposal Facility
            Revenue Bonds (Ogden Martin
            Systems of Huntington,
            Limited Partnership Resource
            Recovery Facility), Series
            1999, 5.950%, 10/01/09
            (Alternative Minimum Tax)
     3,700 Tonawanda Housing Authority,     No Opt. Call       N/R    3,701,184
            New York, Housing Revenue
            Bonds (Kibler Senior
            Housing, Limited Partnership
            Project), Series 1999B,
            6.250%, 9/01/01


--------------------------------------------------------------------------------
65

                 Portfolio of Investments
                 Nuveen Limited Term Municipal Bond Fund (continued) April 30, 2001

  Principal
     Amount                              Optional Call                   Market
      (000) Description                    Provisions* Ratings**          Value
-------------------------------------------------------------------------------
            North Carolina - 1.3%

 $    5,475 North Carolina Municipal       1/03 at 102      BBB+ $    5,681,736
             Power Agency Number 1,
             Catawba Electric Revenue
             Bonds, Series 1992,
             6.000%, 1/01/05

-------------------------------------------------------------------------------
            Ohio - 5.7%

      6,745 Akron, Bath and Copley        No Opt. Call      Baa1      6,192,450
             Joint Township Hospital
             District, Ohio, Hospital
             Facilities Revenue Bonds,
             Series 1998A (Summa
             Health System Project),
             5.000%, 11/15/08

        680 City of Cambridge, Ohio,      No Opt. Call       BBB        690,785
             Hospital Revenue
             Refunding Bonds, Series
             1991 (Guernsey Memorial
             Hospital Project),
             7.850%, 12/01/01

            Cleveland-Cuyahoga County
            Port Authority,
            Subordinate Refunding
            Revenue Bonds, Series 1997
            (Rock and Roll Hall of
            Fame and Museum Project):
        850  5.000%, 12/01/01             No Opt. Call       N/R        852,372
      1,000  5.100%, 12/01/02             No Opt. Call       N/R      1,006,110
        750  5.350%, 12/01/04             No Opt. Call       N/R        763,485
        335  5.600%, 12/01/06             No Opt. Call       N/R        344,759

            County of Cuyahoga, Ohio,
            Hospital Revenue Bonds,
            Series 1995 (Meridia
            Health System):
        795  5.850%, 8/15/01              No Opt. Call       AAA        800,939
        735  5.950%, 8/15/02              No Opt. Call       AAA        758,616

            County of Lucas, Ohio,
            Hospital Facilities
            Revenue Bonds, Series 1993
            (Flower Hospital):
        370  5.800%, 12/01/01             No Opt. Call    N/R***        375,409
        790  5.900%, 12/01/02             No Opt. Call    N/R***        818,306
        435  6.000%, 12/01/03             No Opt. Call    N/R***        460,047

      1,000 Miami County, Ohio,           No Opt. Call       BBB      1,005,350
             Hospital Facilities
             Revenue Refunding and
             Improvement Bonds, Series
             1996C (Upper Valley
             Medical Center), Series
             1996C, 6.000%, 5/15/06

        195 State of Ohio, State          No Opt. Call        A-        195,476
             Economic Development
             Revenue Bonds (Ohio
             Enterprise Bond Fund),
             Series 1991-2 (Superior
             Forge & Steel
             Corporation), 7.250%,
             6/01/01 (Alternative
             Minimum Tax)

      3,825 State of Ohio, Elementary     No Opt. Call       AAA      3,926,745
             and Secondary Education
             Capital Facilities Bonds,
             Series 1995A,
             5.700%, 6/01/02

            County of Sandusky, Ohio,
            Hospital Facilities
            Revenue Refunding Bonds,
            Series 1998 (Memorial
            Hospital):
      1,030  4.600%, 1/01/02              No Opt. Call      BBB-      1,027,003
      1,375  4.700%, 1/01/03              No Opt. Call      BBB-      1,365,678
      1,460  4.800%, 1/01/04              No Opt. Call      BBB-      1,442,947
      1,030  4.900%, 1/01/05              No Opt. Call      BBB-      1,008,967
        830  5.000%, 1/01/06              No Opt. Call      BBB-        809,325
        450  5.050%, 1/01/07              No Opt. Call      BBB-        434,907
        720  5.100%, 1/01/09               1/08 at 102      BBB-        681,077
-------------------------------------------------------------------------------
            Oklahoma - 0.7%
      3,120 Oklahoma Industries           No Opt. Call       BBB      3,048,989
             Authority, Hospital
             Revenue Bonds (Deaconess
             Health Care Corporation
             Project),
             Series 1997A, 5.250%,
             10/01/07
-------------------------------------------------------------------------------
            Pennsylvania - 5.9%
      2,000 Allegheny County Airport      No Opt. Call       AAA      2,115,020
             Authority, Pennsylvania,
             Airport Revenue Refunding
             Bonds (Pittsburgh
             International Airport),
             Series 1999, 5.625%,
             1/01/10 (Alternative
             Minimum Tax)
      3,360 Delaware County Authority,    11/05 at 100       Aaa      3,604,373
             Pennsylvania, Health
             Facilities Revenue Bonds,
             Series 1993A (Mercy
             Health Corporation Of
             Southeastern Pennsylvania
             Obligated Group), 6.000%,
             11/15/07 (Pre-refunded to
             11/15/05)
            Delaware County Industrial
            Development Authority,
            Pennsylvania, Refunding
            Revenue Bonds (Resource
            Recovery Facility), Series
            A 1997:
      4,000  6.000%, 1/01/03              No Opt. Call       BB-      3,990,200
      4,000  6.500%, 1/01/08              No Opt. Call       BB-      3,999,120
      2,500 Frazier School District,      No Opt. Call     SP-1+      2,533,450
             Fayette County,
             Pennsylvania, General
             Obligation Bonds, 4.800%,
             8/15/03


--------------------------------------------------------------------------------
66

 Principal
    Amount                                 Optional Call
     (000) Description                       Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
           Pennsylvania (continued)
  $    985 Redevelopment Authority of       No Opt. Call       N/R $    952,101
            the City of Philadelphia,
            Pennsylvania, Multifamily
            Housing Mortgage Revenue
            Bonds (Cricket Court Commons
            Project), Series 1998A,
            5.600%, 4/01/08 (Alternative
            Minimum Tax)
           Philadelphia, Pennsylvania,
           Hospitals and Higher
           Education Facilities
           Authority, Hospital Revenue
           Refunding Bonds (Pennsylvania
           Hospital):
     2,020  6.050%, 7/01/04                 No Opt. Call   BBB+***    2,150,977
     2,000  6.150%, 7/01/05                 No Opt. Call   BBB+***    2,163,100

     4,225 Westmoreland County              No Opt. Call       N/R    4,031,115
            Industrial Development
            Authority, Pennsylvania,
            Hospital Revenue Bonds
            (Citizens General Hospital),
            Series 1998, 4.750%, 7/01/03
-------------------------------------------------------------------------------
           Rhode Island - 0.9%
     4,035 Rhode Island Housing and         No Opt. Call       AAA    4,100,771
            Mortgage Finance
            Corporation, Multifamily
            Housing Bonds, 1995 Series
            A, 5.350%, 7/01/03
-------------------------------------------------------------------------------
           Tennessee - 0.6%
           The Health and Educational
           Facilities Board of the
           Metropolitan Government of
           Nashville and Davidson
           County, Tennessee, Revenue
           Refunding Bonds (The
           Blakeford at Green Hills),
           Series 1998:
       400  5.150%, 7/01/05                  7/03 at 102       N/R      383,720
       400  5.250%, 7/01/06                  7/03 at 102       N/R      380,036
       500  5.300%, 7/01/07                  7/03 at 102       N/R      470,265
       500  5.350%, 7/01/08                  7/03 at 102       N/R      463,790
       500  5.400%, 7/01/09                  7/03 at 102       N/R      458,675
     1,253 The Industrial Development       No Opt. Call       N/R      250,581
            Board of the Metropolitan
            Government of Nashville and
            Davidson County, Tennessee,
            Industrial Development
            Revenue Refunding and
            Improvement Bonds (Osco
            Treatment Systems, Inc.
            Project), Series 1993,
            6.000%, 5/01/03 (Alternative
            Minimum Tax)#
-------------------------------------------------------------------------------
           Texas - 2.8%
     5,000 Brazos River Authority,          No Opt. Call       N/R    4,983,700
            Texas, Pollution Control
            Revenue Refunding Bonds (TXU
            Electric Company Project),
            Series 2001A, 4.950%,
            10/01/30 (Mandatory put
            4/01/04)
     1,075 Brazos Higher Education          No Opt. Call       Aaa    1,089,749
            Authority, Inc., Student
            Loan Revenue Refunding
            Bonds, Series 1993A-1,
            6.050%, 12/01/01
            (Alternative Minimum Tax)
     2,000 Matagorda County Navigation      No Opt. Call      Baa1    2,021,860
            District Number One, Texas,
            Revenue Refunding Bonds
            (Reliant Energy,
            Incorporated Project),
            Series 1999C, 5.200%,
            5/01/29 (Mandatory put
            11/01/02)
       905 North Central Texas Health       No Opt. Call      BBB-      899,842
            Facilities Development
            Corporation, Health
            Facilities Development
            Revenue Bonds (C.C. Young
            Memorial Home Project),
            Series 1996, 5.700%, 2/15/03
       445 The City of Pasadena, Texas,     No Opt. Call         A      450,402
            Industrial Development
            Corporation, Economic
            Development Revenue Bonds
            (Universities Space Research
            Association Lunar and
            Planetary Institute
            Project), Series 1991,
            7.050%, 10/01/01
           Tyler Health Facilities
           Development Corporation,
           Texas, Hospital Revenue Bonds
           (Mother Frances Hospital
           Regional HealthCare Center
           Project), Series 1997A:
     1,650  5.125%, 7/01/05                  7/02 at 100      Baa2    1,605,153
     1,100  5.200%, 7/01/06                  7/02 at 100      Baa2    1,061,895

-------------------------------------------------------------------------------
           Vermont - 0.2%

     1,000 Vermont Student Assistance       No Opt. Call       AAA    1,013,449
            Corporation, Education Loan
            Finance Program Revenue
            Bonds, 1992
            Series A-3, 6.050%, 12/15/01
            (Alternative Minimum Tax)

-------------------------------------------------------------------------------
           Virgin Islands - 1.9%

     6,000 Virgin Islands Public Finance    No Opt. Call      BBB-    6,294,779
            Authority, Revenue Bonds
            (Virgin Islands Gross
            Receipts Taxes Loan Note),
            Series 1999A, 5.625%,
            10/01/10

     2,070 Virgin Islands Water and         No Opt. Call       N/R    2,115,373
            Power Authority, Electric
            System Revenue and Refunding
            Bonds, 1998 Series, 5.250%,
            7/01/06


--------------------------------------------------------------------------------
67

                 Portfolio of Investments
                 Nuveen Limited Term Municipal Bond Fund (continued) April 30, 2001

 Principal
    Amount                               Optional Call
     (000) Description                     Provisions* Ratings** Market Value
-----------------------------------------------------------------------------
           Virginia - 0.7%

  $  2,850 Newport News Redevelopment      5/05 at 102       AAA $  2,927,462
            and Housing Authority,
            Multifamily Housing Revenue
            Bonds (Fredericksburg-
            Oxford Project), Series
            1997A, 5.550%, 5/01/27
            (Mandatory put 5/01/07)

-----------------------------------------------------------------------------
           Washington - 2.3%

     4,160 The City of Seattle,           No Opt. Call       AAA    4,427,362
            Washington, Solid Waste
            Revenue Refunding Bonds,
            Series 1999, 5.500%,
            8/01/07

     1,670 Washington Health Care         No Opt. Call       AAA    1,729,618
            Facilities Authority,
            Revenue Bonds, Series 1992
            (The Children's Hospital
            and Medical Center),
            6.000%, 10/01/02

     3,500 Washington Public Power        No Opt. Call       AAA    3,839,044
            Supply System, Nuclear
            Project No. 2 Refunding
            Revenue Bonds, Series
            1997A, 6.000%, 7/01/09

-----------------------------------------------------------------------------
  $426,838 Total Investments (cost                                434,121,490
            $426,375,520) - 99.7%
-----------------------------------------------------------------------------
------------
           Other Assets Less                                        1,121,634
            Liabilities -  0.3%
         --------------------------------------------------------------------
           Net Assets - 100%                                     $435,243,124
         --------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment or principal or interest or has filed for bankruptcy.
         N/R Investment is not rated.
         (WI) Security purchased on a when-issued basis.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
68

                 Statement of Net Assets
                 April 30, 2001

                                                                  Intermediate
                           High Yield All-American      Insured       Duration Limited Term
-------------------------------------------------------------------------------------------
Assets
Investments in municipal
 securities, at market
 value                    $30,995,335 $350,713,749 $804,040,266 $2,713,227,129 $434,121,490
Cash                          803,442           --           --             --           --
Receivables:
 Interest                     727,464    6,553,985   15,291,173     50,038,860    7,051,810
 Investments sold             422,150      363,274           --      3,807,523      780,000
 Shares sold                  581,139      159,087      314,247        696,698      609,061
Other assets                      368        8,201       34,675        118,574       15,130
-------------------------------------------------------------------------------------------
  Total assets             33,529,898  357,798,296  819,680,361  2,767,888,784  442,577,491
-------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                     --    1,418,199    1,002,017        387,925    1,306,238
Payables:
 Investments purchased             --           --   14,538,958             --    4,055,000
 Shares redeemed               25,335    1,116,431      774,229      2,254,990      702,006
Accrued expenses:
 Management fees               16,097      143,896      314,924      1,027,585      156,040
 12b-1 distribution and
  service fees                 13,250      112,339       47,496         51,983       93,505
 Other                         38,447      153,586      336,673      1,114,740      152,157
Dividends payable              60,096      445,142    2,188,027      8,612,339      869,421
-------------------------------------------------------------------------------------------
  Total liabilities           153,225    3,389,593   19,202,324     13,449,562    7,334,367
-------------------------------------------------------------------------------------------
Net assets                $33,376,673 $354,408,703 $800,478,037 $2,754,439,222 $435,243,124
-------------------------------------------------------------------------------------------
Class A Shares
Net assets                $14,899,347 $246,467,562 $120,700,056 $  192,020,554 $359,383,415
Shares outstanding            787,122   23,028,603   11,264,915     20,809,351   33,809,703
Net asset value and
 redemption price per
 share                    $     18.93 $      10.70 $      10.71 $         9.23 $      10.63
Offering price per share
 (net asset value per
 share plus maximum
 sales charge of 4.20%,
 4.20%, 4.20%, 3.00%*
 and 2.50%,
 respectively, of
 offering price)          $     19.76 $      11.17 $      11.18 $         9.52 $      10.90
-------------------------------------------------------------------------------------------
Class B Shares
Net assets                $10,957,505 $ 37,370,278 $ 24,160,508 $   12,912,448          N/A
Shares outstanding            579,377    3,489,356    2,254,253      1,398,830          N/A
Net asset value,
 offering and redemption
 price per share          $     18.91 $      10.71 $      10.72 $         9.23          N/A
-------------------------------------------------------------------------------------------
Class C Shares
Net assets                $ 4,675,300 $ 68,025,226 $ 14,858,256 $   18,420,794 $ 75,475,967
Shares outstanding            247,023    6,364,302    1,398,372      1,996,923    7,110,835
Net asset value,
 offering and redemption
 price per share          $     18.93 $      10.69 $      10.63 $         9.22 $      10.61
-------------------------------------------------------------------------------------------
Class R Shares
Net assets                $ 2,844,521 $  2,545,637 $640,759,217 $2,531,085,426 $    383,742
Shares outstanding            150,190      237,650   60,009,916    274,048,178       36,202
Net asset value,
 offering and redemption
 price per share          $     18.94 $      10.71 $      10.68 $         9.24 $      10.60
-------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.
*Effective October 30, 2000, the maximum sales charge on Class A Shares for
  Intermediate Duration was decreased from 4.20% to 3.00%.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
69

                 Statement of Operations
                 Year Ended April 30, 2001

                                                                 Intermediate
                          High Yield  All-American      Insured      Duration  Limited Term
--------------------------------------------------------------------------------------------
Investment Income         $1,635,662   $22,260,779  $46,660,947  $153,812,617   $23,719,038
--------------------------------------------------------------------------------------------
Expenses
Management fees              129,829     1,752,765    3,750,674    12,220,752     1,908,537
12b-1 service fees -
  Class A                     17,509       509,537      228,225       296,986       728,936
12b-1 distribution and
 service fees - Class B       56,886       330,091      189,591       117,677           N/A
12b-1 distribution and
 service fees - Class C       20,790       496,380       91,856        95,013       402,575
Shareholders' servicing
 agent fees and expenses      11,689       305,990      790,782     2,634,303       285,240
Custodian's fees and
 expenses                     35,995       123,003      165,098       371,276       141,750
Trustees' fees and
 expenses                      1,062        10,014       22,091        64,066        12,985
Professional fees             12,522        17,138       34,290       133,640        18,165
Shareholders' reports -
  printing and mailing
 expenses                      1,149        95,670       60,384       249,678        46,691
Federal and state
 registration fees            32,693        76,489       61,499        72,607        35,719
Portfolio insurance
 expense                          --            --       11,284            --            --
Other expenses                   868        16,815       35,764       108,183        25,873
--------------------------------------------------------------------------------------------
Total expenses before
 custodian fee credit
 and expense
 reimbursement               320,992     3,733,892    5,441,538    16,364,181     3,606,471
 Custodian fee credit         (4,382)      (68,719)     (61,920)     (227,146)      (21,029)
 Expense reimbursement        (2,527)           --           --            --            --
--------------------------------------------------------------------------------------------
Net expenses                 314,083     3,665,173    5,379,618    16,137,035     3,585,442
--------------------------------------------------------------------------------------------
Net investment income      1,321,579    18,595,606   41,281,329   137,675,582    20,133,596
--------------------------------------------------------------------------------------------
Realized and Unrealized
 Gain (Loss) from
 Investments
Net realized gain (loss)
 from investment
 transactions                 14,438    (3,176,277)      11,109     5,454,250    (1,133,431)
Net change in unrealized
 appreciation or
 depreciation of
 investments                 497,897    15,745,844   27,078,489    94,510,762    12,800,823
--------------------------------------------------------------------------------------------
Net gain from
 investments                 512,335    12,569,567   27,089,598    99,965,012    11,667,392
--------------------------------------------------------------------------------------------
Net increase in net
 assets from operations   $1,833,914   $31,165,173  $68,370,927  $237,640,594   $31,800,988
--------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
70

                 Statement of Changes in Net Assets

                                     High Yield                     All-American
                          ----------------------------------  --------------------------
                                       For the Period 6/7/99
                                               (commencement
                           Year Ended         of operations)    Year Ended    Year Ended
                              4/30/01        through 4/30/00       4/30/01       4/30/00
-----------------------------------------------------------------------------------------
Operations
Net investment income     $ 1,321,579            $   457,726  $ 18,595,606  $ 20,426,467
Net realized gain (loss)
 from investment
 transactions                  14,438               (134,825)   (3,176,277)   (9,176,255)
Net change in unrealized
 appreciation or
 depreciation of
 investments                  497,897               (173,198)   15,745,844   (31,918,526)
-----------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 1,833,914                149,703    31,165,173   (20,668,314)
-----------------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                     (555,963)              (138,627)  (13,602,276)  (15,132,046)
 Class B                     (333,959)               (54,913)   (1,587,506)   (1,566,028)
 Class C                     (163,004)               (38,436)   (3,160,126)   (3,562,122)
 Class R                     (276,803)              (182,520)     (189,817)     (162,902)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                           --                     --            --      (654,193)
 Class B                           --                     --            --       (80,183)
 Class C                           --                     --            --      (170,189)
 Class R                           --                     --            --        (6,542)
-----------------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders              (1,329,729)              (414,496)  (18,539,725)  (21,334,205)
-----------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares
 issued in the
 reorganization of
 Intermediate                      --                     --            --            --
Net proceeds from sale
 of shares                 23,337,081             16,959,330    63,308,113   181,144,650
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions                413,080                 74,830     5,456,082     6,218,778
-----------------------------------------------------------------------------------------
                           23,750,161             17,034,160    68,764,195   187,363,428
Cost of shares redeemed    (5,578,076)            (2,168,964)  (89,208,995) (209,948,809)
-----------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions        18,172,085             14,865,196   (20,444,800)  (22,585,381)
-----------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets             18,676,270             14,600,403    (7,819,352)  (64,587,900)
Net assets at the
 beginning of year         14,700,403                100,000   362,228,055   426,815,955
-----------------------------------------------------------------------------------------
Net assets at the end of
 year                     $33,376,673            $14,700,403  $354,408,703  $362,228,055
-----------------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $    35,080            $    43,230  $     59,826  $      3,945
-----------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
71

                                   Insured                 Intermediate Duration
                          ---------------------------  -------------------------------
                            Year Ended     Year Ended     Year  Ended       Year Ended
                               4/30/01        4/30/00         4/30/01          4/30/00
---------------------------------------------------------------------------------------
Operations
Net investment income     $ 41,281,329  $  42,500,958  $  137,675,582  $   143,921,343
Net realized gain (loss)
 from investment
 transactions                   11,109    (13,652,989)      5,454,250         (110,449)
Net change in unrealized
 appreciation or
 depreciation of
 investments                27,078,489    (47,069,065)     94,510,762     (203,225,001)
---------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 68,370,927    (18,221,096)    237,640,594      (59,414,107)
---------------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                    (5,804,812)    (5,693,646)     (7,360,232)      (5,987,666)
 Class B                      (860,580)      (682,632)       (524,715)        (487,535)
 Class C                      (550,823)      (502,115)       (552,818)        (319,952)
 Class R                   (33,867,404)   (35,829,096)   (130,991,517)    (135,743,405)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --       (219,264)       (201,510)        (157,870)
 Class B                            --        (31,576)        (14,873)         (16,016)
 Class C                            --        (21,487)        (21,001)          (9,618)
 Class R                            --     (1,310,350)     (3,044,661)      (3,372,922)
---------------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders              (41,083,619)   (44,290,166)   (142,711,327)    (146,094,984)
---------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares
 issued in the
 reorganization of
 Intermediate                       --             --      54,282,203               --
Net proceeds from sale
 of shares                  62,219,252     75,557,406     132,267,647      138,202,949
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions              25,968,488     28,547,915     105,244,639      109,843,012
---------------------------------------------------------------------------------------
                            88,187,740    104,105,321     291,794,489      248,045,961
Cost of shares redeemed    (89,622,921)  (127,729,604)   (262,644,765)    (383,886,721)
---------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions         (1,435,181)   (23,624,283)     29,149,724     (135,840,760)
---------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets              25,852,127    (86,135,545)    124,078,991     (341,349,851)
Net assets at the
 beginning of year         774,625,910    860,761,455   2,630,360,231    2,971,710,082
---------------------------------------------------------------------------------------
Net assets at the end of
 year                     $800,478,037  $ 774,625,910  $2,754,439,222  $ 2,630,360,231
---------------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $    557,960  $     360,250  $      889,571  $     2,643,271
---------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
72

                                                         Limited Term
                                                   --------------------------
                                                     Year Ended    Year Ended
                                                        4/30/01       4/30/00
------------------------------------------------------------------------------
Operations
Net investment income                              $ 20,133,596  $ 23,422,039
Net realized gain (loss) from investment
 transactions                                        (1,133,431)   (2,224,238)
Net change in unrealized appreciation or
 depreciation of investments                         12,800,823   (24,703,249)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                          31,800,988    (3,505,448)
------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
 Class A                                            (17,092,866)  (19,204,675)
 Class B                                                    N/A           N/A
 Class C                                             (3,197,008)   (3,701,545)
 Class R                                                (18,503)      (35,237)
From accumulated net realized gains from
 investment transactions:
 Class A                                                     --            --
 Class B                                                    N/A           N/A
 Class C                                                     --            --
 Class R                                                     --            --
------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                       (20,308,377)  (22,941,457)
------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the
 reorganization of Intermediate                              --            --
Net proceeds from sale of shares                     47,376,801   123,966,719
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                10,088,933    10,258,381
------------------------------------------------------------------------------
                                                     57,465,734   134,225,100
Cost of shares redeemed                             (94,086,622) (192,794,704)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                 (36,620,888)  (58,569,604)
------------------------------------------------------------------------------
Net increase (decrease) in net assets               (25,128,277)  (85,016,509)
Net assets at the beginning of year                 460,371,401   545,387,910
------------------------------------------------------------------------------
Net assets at the end of year                      $435,243,124  $460,371,401
------------------------------------------------------------------------------
Balance of undistributed net investment income at
 the end of year                                   $    533,055  $    705,378
------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
73

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the "Trust") is an open-end, investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen High Yield Municipal Bond Fund ("High Yield"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Insured Municipal Bond Fund ("Insured"), Nuveen Intermediate Duration Municipal Bond Fund ("In-termediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on October 27, 2000, Intermediate Duration ac-quired all of the net assets of Nuveen Intermediate Municipal Bond Fund ("In-termediate") pursuant to a plan of reorganization previously approved by the shareholders of Intermediate. The acquisition was accomplished by a tax-free exchange of Class A, C and R Shares of Intermediate Duration for the outstand-ing Class A, C and R Shares of Intermediate on October 27, 2000. Intermedi-ate's net assets of $54,282,203 at that date included $75,643 of net unrealized depreciation which was combined with that of Intermediate Duration. The combined net assets of Intermediate Duration immediately after the acqui-sition were $2,715,429,004.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital apprecia-tion. Under normal circumstances, at least 65% of the Fund's assets will be invested in medium to low-quality municipal bonds and may also invest in de-faulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diver-sified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2001, Insured and Limited Term had outstanding when-issued purchase commitments of $14,538,958 and $4,055,000, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first busi-ness day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net real-ized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distribu-tions as a result of these differences may occur and will be classified as ei-ther distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

-------------------------------------------------------------------------------
74

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the share-holders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2001, have been designated Exempt Interest Divi-dends.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share pur-chases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. Dur-ing the fiscal year ended April 30, 2001, All-American invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate se-curity has an inverse relationship to the interest rate of a short-term float-ing rate security. Consequently, as the interest rate of the floating rate se-curity rises, the interest rate on the inverse floating rate security de-clines. Conversely, as the interest rate of the floating rate security de-clines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the float-ing rate security. High Yield, Insured, Intermediate Duration and Limited Term did not invest in any such securities during the fiscal year ended April 30, 2001.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
75

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                        High Yield
                                                                     ---------------------------------------------------
                                                                                                For the Period 6/7/99
                                                                                                   (commencement of
                                                                           Year Ended            operations) through
                                                                             4/30/01                   4/30/00
                                                                     ------------------------  -------------------------
                                                                         Shares        Amount       Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                568,138   $10,619,599      372,419   $ 6,981,810
 Class B                                                                469,421     8,759,970      143,463     2,700,166
 Class C                                                                172,370     3,227,226       89,209     1,682,683
 Class R                                                                 39,312       730,286      293,122     5,594,671
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  7,996       149,498        1,545        28,819
 Class B                                                                  7,400       138,376        1,039        19,374
 Class C                                                                  2,699        50,420          686        12,769
 Class R                                                                  4,003        74,786          744        13,868
-------------------------------------------------------------------------------------------------------------------------
                                                                      1,271,339    23,750,161      902,227    17,034,160
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (73,436)   (1,378,842)     (90,790)   (1,684,324)
 Class B                                                                (30,148)     (561,635)     (13,048)     (243,122)
 Class C                                                                (19,191)     (358,300)          --            --
 Class R                                                               (175,216)   (3,279,299)     (13,025)     (241,518)
-------------------------------------------------------------------------------------------------------------------------
                                                                       (297,991)   (5,578,076)    (116,863)   (2,168,964)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                            973,348   $18,172,085      785,364   $14,865,196
-------------------------------------------------------------------------------------------------------------------------
                                                                                       All-American
                                                                     ---------------------------------------------------
                                                                           Year Ended                 Year Ended
                                                                             4/30/01                   4/30/00
                                                                     ------------------------  -------------------------
                                                                         Shares        Amount       Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                              3,655,427  $ 38,654,175   13,500,898  $143,864,405
 Class B                                                                779,577     8,254,658    1,285,393    13,894,140
 Class C                                                              1,313,938    13,917,035    1,934,386    20,659,552
 Class R                                                                237,175     2,482,245      257,212     2,726,553
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                372,960     3,940,751      428,158     4,578,317
 Class B                                                                 49,575       524,530       48,556       517,927
 Class C                                                                 82,984       876,078       95,115     1,014,087
 Class R                                                                 10,808       114,723       10,212       108,447
-------------------------------------------------------------------------------------------------------------------------
                                                                      6,502,444    68,764,195   17,559,930   187,363,428
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                             (6,067,491)  (64,167,224) (16,168,225) (171,438,777)
 Class B                                                               (486,878)   (5,134,495)    (967,088)  (10,145,770)
 Class C                                                             (1,582,384)  (16,612,828)  (2,489,879)  (26,198,502)
 Class R                                                               (311,264)   (3,294,448)    (205,764)   (2,165,760)
-------------------------------------------------------------------------------------------------------------------------
                                                                     (8,448,017)  (89,208,995) (19,830,956) (209,948,809)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (1,945,573) $(20,444,800)  (2,271,026) $(22,585,381)
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
76

                                              Insured
                         ----------------------------------------------------
                               Year Ended                 Year Ended
                                 4/30/01                    4/30/00
                         ------------------------  --------------------------
                             Shares        Amount       Shares         Amount
------------------------------------------------------------------------------
Shares sold:
 Class A                  2,172,087  $ 23,079,628    3,086,726  $  32,667,905
 Class B                    929,492     9,914,876      731,514      7,722,423
 Class C                    572,155     6,060,273      563,538      5,837,176
 Class R                  2,198,847    23,164,475    2,795,012     29,329,902
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    307,534     3,259,167      332,542      3,509,791
 Class B                     35,125       372,633       30,531        321,893
 Class C                     29,376       308,971       29,369        306,993
 Class R                  2,086,476    22,027,717    2,317,838     24,409,238
------------------------------------------------------------------------------
                          8,331,092    88,187,740    9,887,070    104,105,321
------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,821,186)  (19,247,714)  (2,672,467)   (28,212,038)
 Class B                   (356,597)   (3,781,295)    (334,945)    (3,509,444)
 Class C                   (274,712)   (2,878,498)    (511,995)    (5,290,567)
 Class R                 (6,057,093)  (63,715,414)  (8,674,594)   (90,717,555)
------------------------------------------------------------------------------
                         (8,509,588)  (89,622,921) (12,194,001)  (127,729,604)
------------------------------------------------------------------------------
Net increase (decrease)    (178,496) $ (1,435,181)  (2,306,931) $ (23,624,283)
------------------------------------------------------------------------------

                                        Intermediate Duration
                         ------------------------------------------------------
                                Year Ended                  Year Ended
                                  4/30/01                     4/30/00
                         --------------------------  --------------------------
                              Shares         Amount       Shares         Amount
--------------------------------------------------------------------------------
Shares issued in the
 reorganization of
 Intermediate:
 Class A                   4,771,218  $  43,524,282           --  $          --
 Class C                   1,104,409     10,073,465           --             --
 Class R                      74,987        684,456           --             --
Shares sold:
 Class A                   6,583,302     60,567,689    3,537,711     32,170,580
 Class B                     323,072      2,960,907      719,576      6,517,947
 Class C                     339,425      3,113,992      349,705      3,137,585
 Class R                   7,237,462     65,625,059   10,637,230     96,376,837
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                     502,745      4,597,113      452,979      4,113,838
 Class B                      28,296        258,553       27,021        245,091
 Class C                      27,032        247,902       21,778        197,700
 Class R                  10,957,125    100,141,071   11,574,998    105,286,383
--------------------------------------------------------------------------------
                          31,949,073    291,794,489   27,320,998    248,045,961
--------------------------------------------------------------------------------
Shares redeemed:
 Class A                  (4,141,153)   (37,927,874)  (3,476,596)   (31,284,034)
 Class B                    (249,932)    (2,279,925)    (502,732)    (4,466,044)
 Class C                    (251,512)    (2,303,882)    (345,467)    (3,101,371)
 Class R                 (24,153,706)  (220,133,084) (38,143,243)  (345,035,272)
--------------------------------------------------------------------------------
                         (28,796,303)  (262,644,765) (42,468,038)  (383,886,721)
--------------------------------------------------------------------------------
Net increase (decrease)    3,152,770  $  29,149,724  (15,147,040) $(135,840,760)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
77

                                           Limited Term
                         ----------------------------------------------------
                               Year Ended                 Year Ended
                                 4/30/01                    4/30/00
                         ------------------------  --------------------------
                             Shares        Amount       Shares         Amount
------------------------------------------------------------------------------
Shares sold:
 Class A                  2,881,650  $ 30,411,778    9,240,097  $  97,155,925
 Class C                  1,590,405    16,850,320    2,519,289     26,670,978
 Class R                     10,874       114,703       13,313        139,816
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    826,969     8,691,917      813,547      8,594,221
 Class C                    132,544     1,390,806      155,922      1,644,870
 Class R                        593         6,210        1,820         19,290
------------------------------------------------------------------------------
                          5,443,035    57,465,734   12,743,988    134,225,100
------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (6,878,454)  (72,153,638) (14,974,195)  (157,240,634)
 Class C                 (2,082,470)  (21,851,797)  (3,301,074)   (34,601,230)
 Class R                     (7,701)      (81,187)     (90,620)      (952,840)
------------------------------------------------------------------------------
                         (8,968,625)  (94,086,622) (18,365,889)  (192,794,704)
------------------------------------------------------------------------------
Net increase (decrease)  (3,525,590) $(36,620,888)  (5,621,901) $ (58,569,604)
------------------------------------------------------------------------------

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2001, to shareholders of record on May 9, 2001, as follows:

                       High     All-         Intermediate Limited
                      Yield American Insured     Duration    Term
-----------------------------------------------------------------
Dividend per share:
 Class A             $.1020   $.0470  $.0450       $.0380  $.0415
 Class B              .0900    .0400   .0385        .0320     N/A
 Class C              .0930    .0420   .0395        .0335   .0385
 Class R              .1050    .0485   .0465        .0395   .0435
-----------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended April 30, 2001, were as follows:

                                High                           Intermediate
                               Yield All-American      Insured     Duration Limited Term
----------------------------------------------------------------------------------------
Purchases:
 Long-term municipal
  securities             $18,067,222 $ 96,381,780 $162,882,207 $234,409,757 $ 96,093,438
 Long-term municipal
  securities acquired in
  the acquisition
  of Intermediate                 --           --           --   53,652,345           --
 Short-term municipal
  securities                      --   43,700,000   34,400,000   67,085,000   26,350,000
Sales and maturities:
 Long-term municipal
  securities               2,278,605  110,998,021  160,474,990  263,769,823  129,580,125
 Short-term municipal
  securities                      --   43,700,000   34,400,000   67,085,000   26,350,000
----------------------------------------------------------------------------------------

At April 30, 2001, the identified cost of investments owned for federal income tax purposes were as follows:

            High                             Intermediate
           Yield All-American      Insured       Duration Limited Term
----------------------------------------------------------------------
     $30,671,203 $340,936,806 $753,137,134 $2,562,298,602 $426,399,689
----------------------------------------------------------------------

-------------------------------------------------------------------------------
78

At April 30, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

           High        All-                Limited
          Yield    American     Insured       Term
--------------------------------------------------
2003   $     -- $        -- $        -- $3,801,908
2008     23,319   5,472,809   5,590,972  1,014,670
2009     96,499   6,509,058   8,126,328  2,353,306
--------------------------------------------------
 Total $119,818 $11,981,867 $13,717,300 $7,169,884
--------------------------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2001, were as follows:

                        High         All-               Intermediate      Limited
                       Yield     American      Insured      Duration         Term
----------------------------------------------------------------------------------
Gross unrealized:
 appreciation      $ 956,336  $16,356,951  $51,962,758  $168,322,274  $11,408,087
 depreciation       (632,204)  (6,580,008)  (1,059,626)  (17,393,747)  (3,686,286)
----------------------------------------------------------------------------------
Net unrealized
 appreciation      $ 324,132  $ 9,776,943  $50,903,132  $150,928,527  $ 7,721,801
----------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth be-low which are based upon the average daily net assets of each Fund as follows:

                                    High Yield
Average Daily Net Assets        Management Fee
-----------------------------------------------
For the first $125 million          .6000 of 1%
For the next $125 million           .5875 of 1
For the next $250 million           .5750 of 1
For the next $500 million           .5625 of 1
For the next $1 billion             .5500 of 1
For net assets over $2 billion      .5250 of 1
-----------------------------------------------

                                All-American, Insured &
                                  Intermediate Duration
Average Daily Net Assets                 Management Fee
--------------------------------------------------------
For the first $125 million                   .5000 of 1%
For the next $125 million                    .4875 of 1
For the next $250 million                    .4750 of 1
For the next $500 million                    .4625 of 1
For the next $1 billion                      .4500 of 1
For the next $3 billion                      .4250 of 1
For net assets over $5 billion               .4125 of 1
--------------------------------------------------------

                                  Limited Term
Average Daily Net Assets        Management Fee
-----------------------------------------------
For the first $125 million          .4500 of 1%
For the next $125 million           .4375 of 1
For the next $250 million           .4250 of 1
For the next $500 million           .4125 of 1
For the next $1 billion             .4000 of 1
For the next $3 billion             .3750 of 1
For net assets over $5 billion      .3625 of 1
-----------------------------------------------

--------------------------------------------------------------------------------
79

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse cer-tain expenses of Insured and Intermediate Duration in order to limit total ex-penses to .975 of 1% of the average daily net asset value of Insured and .75 of 1% of the average daily net asset value of Intermediate Duration, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended April 30, 2001, Nuveen Investments (the "Distrib-utor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                               High     All-          Intermediate Limited
                              Yield American  Insured     Duration    Term
--------------------------------------------------------------------------
Sales charges collected     $86,773 $198,087 $189,793      $36,536 $87,823
Paid to authorized dealers   78,728  198,087  189,793       36,536  87,823
--------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2001, the Distributor compensated au-thorized dealers directly with commission advances at the time of purchase as follows:

                         High     All-          Intermediate  Limited
                        Yield American  Insured     Duration     Term
---------------------------------------------------------------------
Commission advances  $380,278 $446,137 $443,182     $165,400 $178,434
---------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares collected during the first year fol-lowing a purchase are retained by the Distributor. During the fiscal year ended April 30, 2001, the Distributor retained such 12b-1 fees as follows:

                        High     All-          Intermediate Limited
                       Yield American  Insured     Duration    Term
-------------------------------------------------------------------
12b-1 fees retained  $68,073 $345,728 $190,353     $127,036 $20,833
-------------------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2001, as follows:

                 High     All-          Intermediate Limited
                Yield American  Insured     Duration    Term
------------------------------------------------------------
CDSC retained  $8,630 $203,389 $143,473      $58,689 $41,579
------------------------------------------------------------

At April 30, 2001, The John Nuveen Company owned 1,250 shares each of High Yield's Class A, B, C and R.

-------------------------------------------------------------------------------
80

7. Composition of Net Assets

At April 30, 2001, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                 High          All-                  Intermediate      Limited
                                Yield      American       Insured        Duration         Term
-----------------------------------------------------------------------------------------------
Capital paid-in           $33,137,281  $356,553,801  $762,734,245  $2,600,209,937 $434,158,152
Balance of undistributed
 net investment income         35,080        59,826       557,960         889,571      533,055
Accumulated net realized
 gain (loss) from
 investment transactions     (120,387)  (12,354,226)  (13,717,300)      1,864,703   (7,194,053)
Net unrealized
 appreciation of
 investments                  324,699    10,149,302    50,903,132     151,475,011    7,745,970
-----------------------------------------------------------------------------------------------
Net assets                $33,376,673  $354,408,703  $800,478,037  $2,754,439,222 $435,243,124
-----------------------------------------------------------------------------------------------

8. Investment Composition

At April 30, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                         High      All-           Intermediate  Limited
                        Yield  American  Insured      Duration     Term
------------------------------------------------------------------------
Basic Materials             5%        2%      --%           --%      --%
Capital Goods              11        --       --            --        2
Consumer Staples            6        --       --             1        2
Education and Civic
 Organizations              4         9        5             1       13
Healthcare                 25        15       17            17       13
Housing/Multifamily         3         4        4             7       11
Housing/Single Family       1         5        9             5        2
Long-Term Care              9         5       --            --        3
Tax Obligation/General     --         5        8             7        8
Tax Obligation/Limited     --         7       10            10       13
Transportation             11        15        5             7        7
U.S. Guaranteed            --        17       32            16        6
Utilities                  25        12        7            21       17
Water and Sewer            --         2        3             8        1
Other                      --         2       --            --        2
------------------------------------------------------------------------
                          100%      100%     100%          100%     100%
------------------------------------------------------------------------

Certain long-term investments owned by the Funds are either covered by insur-ance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (High Yield 2%, All-American 38%, Insured 100%, Intermediate Duration 38% and Limited Term 31%). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

-------------------------------------------------------------------------------
81

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

 Class (Inception Date)
                         Investment Operations       Less Distributions
                        -------------------------  -----------------------
 HIGH YIELD
                                       Net
 Class (Inception Date)          Realized/
                                Unrealized     Ratios/Supplemental Data
              Beginning  ---Net----Invest--------------Net------------------Ending------------------
                    Net Invest-   BeforemCredit/ent      AfterInvest-   After Credit/     Net
 Year Ended       Asset    ment   ReimbursementGain Reimbursement(b)menReimbursement(c)t  Capital          Asset
 HIGHAYIELDpril 30,        Value -Income-----(Loss) -Total---Income--- Gains--Total---Value
                                             Ratio              Ratio              Ratio
                                            of Net             of Net             of Net
                                           Invest-            Invest-            Invest-
                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                 Expenses   Income  Expenses   Income  Expenses   Income
                          Ending       to       to        to       to        to       to
                             Net  Average  Average   Average  Average   Average  Average  Portfolio
 Year Ended       Total   Assets      Net      Net       Net      Net       Net      Net   Turnover
 April 30,    Return(a)    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Class A (6/99)
 2001            $18.60   $1.19     $  .34  $1.53   $(1.20)     $-- $(1.20) $18.93
 2000(d)          20.00    1.06      (1.61)  (.55)    (.85)      --   (.85)  18.60
 Class B (6/99)
 2001             18.58    1.06        .33   1.39    (1.06)      --  (1.06)  18.91
 2000(d)          20.00     .93      (1.61)  (.68)    (.74)      --   (.74)  18.58
 Class C (6/99)
 2001             18.59    1.09        .35   1.44    (1.10)      --  (1.10)  18.93
 2000(d)          20.00     .96      (1.60)  (.64)    (.77)      --   (.77)  18.59
 Class R (6/99)
 2001             18.61    1.20        .37   1.57    (1.24)      --  (1.24)  18.94
 2000(d)          20.00    1.05      (1.56)  (.51)    (.88)      --   (.88)  18.61
----------------------------------------------------------------------------------------------------------------
 Class A (6/99)
 2001              8.52% $14,899     1.23%    6.35%     1.22%    6.36%     1.20%    6.38%        11%
 2000(d)          (2.69)   5,291     1.87*    5.11*      .77*    6.22*      .72*    6.26*        56
 Class B (6/99)
 2001              7.70   10,958     1.98     5.62      1.97     5.63      1.95     5.65         11
 2000(d)          (3.36)   2,465     2.66*    4.27*     1.51*    5.42*     1.46*    5.47*        56
 Class C (6/99)
 2001              7.96    4,675     1.79     5.80      1.78     5.81      1.76     5.83         11
 2000(d)          (3.16)   1,694     2.49*    4.44*     1.31*    5.62*     1.26*    5.67*        56
 Class R (6/99)
 2001              8.72    2,845     1.11     6.41      1.09     6.43      1.07     6.45         11
 2000(d)          (2.50)   5,249     2.02*    4.66*      .57*    6.11*      .53*    6.16*        56
----------------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period June 7, 1999 (commencement of operations) through April 30, 2000.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
82

                 Selected data for a share outstanding throughout each period:

 Class (Inception Date)
                             Investment Operations      Less Distributions
                           -------------------------  ----------------------
 ALL-AMERICAN+
                                          Net
                                    Realized/
                 Beginning     Net Unrealized             Net                Ending
                       Net Invest-    Invest-         Invest-                   Net
 Year Ended          Asset    ment  ment Gain            ment Capital         Asset     Total
 April 30,           Value  Income     (Loss)  Total   Income   Gains  Total  Value Return(a)
----------------------------------------------------------------------------------------------

 Class (Inception Date)
                                        Ratios/Supplemental Data
                 ----------------------------------------------------------------------------
                           Before Credit/          After          After Credit/
                            Reimbursement    Reimbursement(b)   Reimbursement(c)
 ALL-AMERICAN+            ------------------ ------------------ ------------------
                                      Ratio              Ratio              Ratio
                                     of Net             of Net             of Net
                                    Invest-            Invest-            Invest-
                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                          Expenses   Income  Expenses   Income  Expenses   Income
                   Ending       to       to        to       to        to       to
                      Net  Average  Average   Average  Average   Average  Average  Portfolio
 Year Ended        Assets      Net      Net       Net      Net       Net      Net   Turnover
 April 30,          (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------
 Class A (10/88)
 2001               $10.33    $.57     $  .36  $ .93   $(.56)  $  --  $(.56) $10.70      9.23%
 2000                11.43     .56      (1.08)  (.52)   (.56)   (.02)  (.58)  10.33     (4.48)
 1999                11.32     .57        .12    .69    (.57)   (.01)  (.58)  11.43      6.23
 1998                10.90     .60        .51   1.11    (.60)   (.09)  (.69)  11.32     10.32
 1997(d)             10.67     .55        .29    .84    (.55)   (.06)  (.61)  10.90      8.02
 1996(e)             10.79     .61       (.12)   .49    (.61)     --   (.61)  10.67      4.64
 Class B (2/97)
 2001                10.34     .49        .36    .85    (.48)     --   (.48)  10.71      8.41
 2000                11.44     .49      (1.09)  (.60)   (.48)   (.02)  (.50)  10.34     (5.21)
 1999                11.33     .49        .12    .61    (.49)   (.01)  (.50)  11.44      5.46
 1998                10.91     .51        .51   1.02    (.51)   (.09)  (.60)  11.33      9.51
 1997(f)             10.98     .12       (.06)   .06    (.13)     --   (.13)  10.91       .54
 Class C (6/93)
 2001                10.32     .51        .36    .87    (.50)     --   (.50)  10.69      8.63
 2000                11.42     .51      (1.09)  (.58)   (.50)   (.02)  (.52)  10.32     (5.02)
 1999                11.31     .51        .12    .63    (.51)   (.01)  (.52)  11.42      5.69
 1998                10.89     .53        .52   1.05    (.54)   (.09)  (.63)  11.31      9.75
 1997(d)             10.66     .50        .29    .79    (.50)   (.06)  (.56)  10.89      7.48
 1996(e)             10.78     .55       (.12)   .43    (.55)     --   (.55)  10.66      4.07
 Class R (2/97)
 2001                10.34     .59        .36    .95    (.58)     --   (.58)  10.71      9.41
 2000                11.44     .59      (1.08)  (.49)   (.59)   (.02)  (.61)  10.34     (4.29)
 1999                11.32     .60        .13    .73    (.60)   (.01)  (.61)  11.44      6.54
 1998                10.91     .61        .51   1.12    (.62)   (.09)  (.71)  11.32     10.45
 1997(f)             10.99     .15       (.07)   .08    (.16)     --   (.16)  10.91       .69
----------------------------------------------------------------------------------------------
 Class A (10/88)
 2001            $246,468      .87%    5.33%      .87%    5.33%      .85%    5.35%        27%
 2000             259,004      .84     5.29       .84     5.29       .83     5.29         53
 1999             312,238      .81     4.97       .81     4.98       .80     4.98         10
 1998             236,691      .81     5.27       .81     5.27       .81     5.27         20
 1997(d)          216,575      .98*    5.43*      .87*    5.54*      .87*    5.54*        39
 1996(e)          207,992     1.02     5.41       .83     5.60       .83     5.60         79
 Class B (2/97)
 2001              37,370     1.62     4.59      1.62     4.59      1.60     4.60         27
 2000              32,536     1.59     4.54      1.59     4.54      1.58     4.55         53
 1999              31,804     1.56     4.21      1.54     4.23      1.54     4.23         10
 1998               8,706     1.56     4.47      1.56     4.47      1.56     4.47         20
 1997(f)              711     1.55*    4.83*     1.55*    4.83*     1.55*    4.83*        39
 Class C (6/93)
 2001              68,025     1.42     4.78      1.42     4.78      1.40     4.80         27
 2000              67,577     1.39     4.73      1.39     4.73      1.38     4.74         53
 1999              80,036     1.37     4.42      1.36     4.43      1.35     4.43         10
 1998              62,336     1.36     4.72      1.36     4.72      1.36     4.72         20
 1997(d)           54,850     1.53*    4.88*     1.42*    4.99*     1.42*    4.99*        39
 1996(e)           47,314     1.57     4.85      1.37     5.05      1.37     5.05         79
 Class R (2/97)
 2001               2,546      .67     5.54       .67     5.54       .65     5.56         27
 2000               3,111      .64     5.50       .64     5.50       .63     5.51         53
 1999               2,737      .62     5.17       .61     5.17       .61     5.17         10
 1998               4,510      .61     5.42       .61     5.42       .61     5.42         20
 1997(f)              183      .61*    5.95*      .61*    5.95*      .61*    5.95*        39
----------------------------------------------------------------------------------------------

* Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-American.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the 11 months ended April 30.
(e) For the year ended May 31.
(f) From commencement of class operations as noted through April 30.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
83

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                       Investment Operations      Less Distributions
                      -------------------------  -----------------------
INSURED
                                     Net
                               Realized/
            Beginning     Net Unrealized             Net                  Ending              Ending
                  Net Invest-    Invest-         Invest-                     Net                 Net
Year Ended      Asset    ment  ment Gain            ment  Capital          Asset     Total    Assets
April 30,       Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001          $10.35    $.54      $ .36  $ .90    $(.54)   $  --  $(.54) $10.71      8.86% $120,700
 2000           11.16     .54       (.79)  (.25)    (.54)    (.02)  (.56)  10.35     (2.19)  109,729
 1999           11.03     .54        .16    .70     (.54)    (.03)  (.57)  11.16      6.43   109,986
 1998           10.66     .54        .41    .95     (.55)    (.03)  (.58)  11.03      9.05    90,459
 1997(d)        10.82     .09       (.16)  (.07)    (.09)      --   (.09)  10.66      (.63)   69,291
 1997(e)        10.97     .56       (.13)   .43     (.54)    (.04)  (.58)  10.82      4.04    68,268
Class B (2/97)
 2001           10.35     .46        .37    .83     (.46)      --   (.46)  10.72      8.17    24,161
 2000           11.16     .46       (.79)  (.33)    (.46)    (.02)  (.48)  10.35     (2.94)   17,035
 1999           11.03     .45        .16    .61     (.45)    (.03)  (.48)  11.16      5.63    13,602
 1998           10.67     .46        .39    .85     (.46)    (.03)  (.49)  11.03      8.14     4,992
 1997(d)        10.82     .09       (.16)  (.07)    (.08)      --   (.08)  10.67      (.65)      488
 1997(f)        10.80     .04        .02    .06     (.04)      --   (.04)  10.82       .55       228
Class C (9/94)
 2001           10.26     .48        .36    .84     (.47)      --   (.47)  10.63      8.36    14,858
 2000           11.05     .47       (.77)  (.30)    (.47)    (.02)  (.49)  10.26     (2.64)   10,990
 1999           10.92     .47        .16    .63     (.47)    (.03)  (.50)  11.05      5.86    10,947
 1998           10.56     .48        .39    .87     (.48)    (.03)  (.51)  10.92      8.39     8,037
 1997(d)        10.72     .08       (.16)  (.08)    (.08)      --   (.08)  10.56      (.73)    5,615
 1997(e)        10.85     .46       (.09)   .37     (.46)    (.04)  (.50)  10.72      3.48     5,448
Class R (12/86)
 2001           10.31     .56        .37    .93     (.56)      --   (.56)  10.68      9.18   640,759
 2000           11.11     .56       (.78)  (.22)    (.56)    (.02)  (.58)  10.31     (1.94)  636,872
 1999           10.98     .56        .15    .71     (.55)    (.03)  (.58)  11.11      6.62   726,228
 1998           10.62     .56        .39    .95     (.56)    (.03)  (.59)  10.98      9.17   727,068
 1997(d)        10.78     .09       (.15)  (.06)    (.10)      --   (.10)  10.62      (.60)  714,622
 1997(e)        10.92     .57       (.11)   .46     (.56)    (.04)  (.60)  10.78      4.38   732,587
----------------------------------------------------------------------------------------------------
Class (Inception Date)
                         Ratios/Supplemental Data
            -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(b)   Reimbursement(c)
INSURED     ------------------ ------------------ ------------------
                        Ratio              Ratio              Ratio
                           of                 of                 of
                          Net                Net                Net
                      Invest-            Invest-            Invest-
            Ratio of     ment  Ratio of     ment  Ratio of     ment
            Expenses   Income  Expenses   Income  Expenses   Income
                  to       to        to       to        to       to
             Average  Average   Average  Average   Average  Average  Portfolio
Year Ended       Net      Net       Net      Net       Net      Net   Turnover
April 30,     Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001            .83%    5.10%      .83%    5.10%      .82%    5.11%        20%
 2000            .83     5.09       .83     5.09       .83     5.09         44
 1999            .82     4.80       .82     4.80       .81     4.80         13
 1998            .86     4.91       .86     4.91       .86     4.91         40
 1997(d)         .84*    5.12*      .84*    5.12*      .84*    5.12*        12
 1997(e)         .87     5.07       .87     5.07       .87     5.07         35
Class B (2/97)
 2001           1.58     4.35      1.58     4.35      1.57     4.35         20
 2000           1.59     4.35      1.59     4.35      1.58     4.35         44
 1999           1.56     4.05      1.56     4.05      1.56     4.05         13
 1998           1.61     4.14      1.61     4.14      1.61     4.14         40
 1997(d)        1.59*    4.36*     1.59*    4.36*     1.59*    4.36*        12
 1997(f)        1.58*    4.84*     1.58*    4.84*     1.58*    4.84*        35
Class C (9/94)
 2001           1.38     4.55      1.38     4.55      1.37     4.56         20
 2000           1.38     4.54      1.38     4.54      1.38     4.54         44
 1999           1.36     4.25      1.36     4.25      1.36     4.25         13
 1998           1.41     4.36      1.41     4.36      1.41     4.36         40
 1997(d)        1.39*    4.57*     1.39*    4.57*     1.39*    4.57*        12
 1997(e)        1.61     4.33      1.61     4.33      1.61     4.33         35
Class R (12/86)
 2001            .63     5.30       .63     5.30       .62     5.31         20
 2000            .63     5.28       .63     5.28       .62     5.29         44
 1999            .62     5.00       .62     5.00       .62     5.00         13
 1998            .66     5.12       .66     5.12       .66     5.12         40
 1997(d)         .64*    5.31*      .64*    5.31*      .64*    5.31*        12
 1997(e)         .63     5.31       .63     5.31       .63     5.31         35
----------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are caluclated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the two months ended April 30.
(e) For the fiscal year ended February 28/29.
(f) From commencement of class operations as noted through February 28/29.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
84

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                 Investment Operations       Less Distributions
                                -------------------------  ----------------------
INTERMEDIATE DURATION
                                               Net
                                         Realized/
                                    Net Unrealized             Net                Ending
                    Beginning   Invest-    Invest-         Invest-                   Net
Year Ended April          Net      ment  ment Gain            ment Capital         Asset     Total
30,               Asset Value    Income     (Loss)  Total   Income   Gains  Total  Value Return(a)
---------------------------------------------------------------------------------------------------
Class A (6/95)
 2001                 $    8.91    $.45      $ .33  $ .78   $(.45)  $(.01) $(.46)  $9.23      8.99%
 2000                      9.57     .45       (.65)  (.20)   (.45)   (.01)  (.46)   8.91     (2.02)
 1999                      9.46     .45        .13    .58    (.45)   (.02)  (.47)   9.57      6.28
 1998                      9.14     .46        .35    .81    (.46)   (.03)  (.49)   9.46      9.00
 1997(d)                   9.24     .08       (.10)  (.02)   (.08)     --   (.08)   9.14      (.23)
 1997(e)                   9.28     .48         --    .48    (.47)   (.05)  (.52)   9.24      5.26
Class B (2/97)
 2001                      8.91     .38        .34    .72    (.39)   (.01)  (.40)   9.23      8.19
 2000                      9.57     .39       (.66)  (.27)   (.38)   (.01)  (.39)   8.91     (2.78)
 1999                      9.46     .38        .13    .51    (.38)   (.02)  (.40)   9.57      5.49
 1998                      9.15     .38        .35    .73    (.39)   (.03)  (.42)   9.46      8.09
 1997(d)                   9.24     .09       (.11)  (.02)   (.07)     --   (.07)   9.15      (.25)
 1997(f)                   9.23     .03        .01    .04    (.03)     --   (.03)   9.24       .47
Class C (6/95)
 2001                      8.90     .40        .33    .73    (.40)   (.01)  (.41)   9.22      8.36
 2000                      9.57     .40       (.66)  (.26)   (.40)   (.01)  (.41)   8.90     (2.71)
 1999                      9.44     .40        .15    .55    (.40)   (.02)  (.42)   9.57      5.91
 1998                      9.14     .40        .34    .74    (.41)   (.03)  (.44)   9.44      8.20
 1997(d)                   9.23     .07       (.09)  (.02)   (.07)     --   (.07)   9.14      (.21)
 1997(e)                   9.26     .42         --    .42    (.40)   (.05)  (.45)   9.23      4.64
Class R (11/76)
 2001                      8.91     .47        .34    .81    (.47)   (.01)  (.48)   9.24      9.32
 2000                      9.58     .47       (.66)  (.19)   (.47)   (.01)  (.48)   8.91     (1.93)
 1999                      9.46     .47        .14    .61    (.47)   (.02)  (.49)   9.58      6.59
 1998                      9.15     .48        .34    .82    (.48)   (.03)  (.51)   9.46      9.09
 1997(d)                   9.24     .08       (.09)  (.01)   (.08)     --   (.08)   9.15      (.09)
 1997(e)                   9.28     .49        .01    .50    (.49)   (.05)  (.54)   9.24      5.53
---------------------------------------------------------------------------------------------------
Class (Inception Date)
                                         Ratios/Supplemental Data
                  --------------------------------------------------------------------------------
                              Before Credit/         After          After Credit/
                              Reimbursement     Reimbursement(b)   Reimbursement(c)
INTERMEDIATE DURATION        ------------------ ------------------ ------------------
                                         Ratio              Ratio              Ratio
                                        of Net             of Net             of Net
                                       Invest-            Invest-            Invest-
                             Ratio of     ment  Ratio of     ment  Ratio of     ment
                             Expenses   Income  Expenses   Income  Expenses   Income
                      Ending       to       to        to       to        to       to
                         Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended April      Assets      Net      Net       Net      Net       Net      Net   Turnover
30,                    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------
Class A (6/95)
 2001             $  192,021      .79%    4.90%      .79%    4.90%      .78%    4.91%         9%**
 2000                116,621      .80     5.01       .80     5.01       .79     5.02         13
 1999                120,418      .77     4.71       .77     4.71       .77     4.71         12
 1998                 97,029      .80     4.83       .80     4.83       .80     4.83         10
 1997(d)              70,331      .77*    5.13*      .77*    5.13*      .77*    5.13*         2
 1997(e)              68,204      .81     5.11       .81     5.11       .81     5.11         12
Class B (2/97)
 2001                 12,912     1.54     4.15      1.54     4.15      1.53     4.16          9**
 2000                 11,560     1.55     4.27      1.55     4.27      1.54     4.28         13
 1999                 10,086     1.52     3.96      1.52     3.96      1.52     3.96         12
 1998                  4,136     1.56     4.05      1.56     4.05      1.56     4.05         10
 1997(d)                 468     1.53*    4.39*     1.53*    4.39*     1.53*    4.39*         2
 1997(f)                  43     1.51*    5.23*     1.51*    5.23*     1.51*    5.23*        12
Class C (6/95)
 2001                 18,421     1.34     4.35      1.34     4.35      1.33     4.36          9**
 2000                  6,920     1.35     4.47      1.35     4.47      1.34     4.48         13
 1999                  7,191     1.32     4.15      1.32     4.15      1.32     4.15         12
 1998                  4,886     1.35     4.29      1.35     4.29      1.35     4.29         10
 1997(d)               5,360     1.32*    4.58*     1.32*    4.58*     1.32*    4.58*         2
 1997(e)               5,039     1.54     4.37      1.54     4.37      1.54     4.37         12
Class R (11/76)
 2001              2,531,085      .59     5.11       .59     5.11       .58     5.11          9**
 2000              2,495,259      .59     5.21       .59     5.21       .59     5.22         13
 1999              2,834,016      .57     4.90       .57     4.90       .57     4.90         12
 1998              2,818,442      .60     5.04       .60     5.04       .60     5.04         10
 1997(d)           2,774,648      .57*    5.33*      .57*    5.33*      .57*    5.33*         2
 1997(e)           2,818,214      .57     5.35       .57     5.35       .57     5.35         12
---------------------------------------------------------------------------------------------------

* Annualized.
** The cost of securities acquired in the acquisition of Intermediate of
   $53,652,345 were excluded from the portfolio turnover rate calculation.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the two months ended April 30.
(e) For the fiscal year ended February 28/29.
(f) From commencement of class operations as noted through February 28/29.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
85

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations      Less Distributions
                            -------------------------  ----------------------
LIMITED TERM+
                                           Net
                                     Realized/
                  Beginning     Net Unrealized             Net                 Ending
                        Net Invest-    Invest-         Invest-                    Net
Year Ended April      Asset    ment  ment Gain            ment  Capital         Asset     Total
30,                   Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)
------------------------------------------------------------------------------------------------
Class A (10/87)
 2001                $10.35    $.49      $ .28  $ .77    $(.49)     $-- $(.49) $10.63      7.62%
 2000                 10.89     .49       (.55)  (.06)    (.48)      --  (.48)  10.35      (.57)
 1999                 10.80     .49        .10    .59     (.50)      --  (.50)  10.89      5.57
 1998                 10.61     .51        .19    .70     (.51)      --  (.51)  10.80      6.67
 1997(d)              10.57     .46        .04    .50     (.46)      --  (.46)  10.61      4.78
 1996(e)              10.65     .51       (.09)   .42     (.50)      --  (.50)  10.57      4.03
Class C (12/95)
 2001                 10.34     .45        .28    .73     (.46)      --  (.46)  10.61      7.16
 2000                 10.87     .45       (.54)  (.09)    (.44)      --  (.44)  10.34      (.82)
 1999                 10.79     .45        .10    .55     (.47)      --  (.47)  10.87      5.13
 1998                 10.60     .47        .19    .66     (.47)      --  (.47)  10.79      6.33
 1997(d)              10.56     .44        .03    .47     (.43)      --  (.43)  10.60      4.49
 1996(g)              10.76     .22       (.19)   .03     (.23)      --  (.23)  10.56       .46*
Class R (2/97)
 2001                 10.33     .51        .28    .79     (.52)      --  (.52)  10.60      7.78
 2000                 10.87     .51       (.55)  (.04)    (.50)      --  (.50)  10.33      (.35)
 1999                 10.78     .51        .11    .62     (.53)      --  (.53)  10.87      5.81
 1998                 10.59     .53        .19    .72     (.53)      --  (.53)  10.78      6.87
 1997(f)              10.73     .12       (.13)  (.01)    (.13)      --  (.13)  10.59      (.09)
------------------------------------------------------------------------------------------------
Class (Inception Date)
                                        Ratios/Supplemental Data
                  ----------------------------------------------------------------------------
                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(b)   Reimbursement(c)
LIMITED TERM+              ------------------ ------------------ ------------------
                                       Ratio              Ratio              Ratio
                                      of Net             of Net             of Net
                                     Invest-            Invest-            Invest-
                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                           Expenses   Income  Expenses   Income  Expenses   Income
                    Ending       to       to        to       to        to       to
                       Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended April    Assets      Net      Net       Net      Net       Net      Net   Turnover
30,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------
Class A (10/87)
 2001             $359,383      .76%    4.65%      .76%    4.65%      .76%    4.65%        22%
 2000              382,808      .73     4.63       .73     4.63       .73     4.63         37
 1999              456,171      .77     4.45       .77     4.45       .77     4.45         16
 1998              438,134      .77     4.70       .77     4.70       .77     4.70         30
 1997(d)           425,401      .82*    4.74*      .80*    4.76*      .80*    4.76*        29
 1996(e)           489,157      .84     4.72       .79     4.77       .79     4.77         39
Class C (12/95)
 2001               75,476     1.11     4.30      1.11     4.30      1.11     4.30         22
 2000               77,228     1.08     4.28      1.08     4.28      1.08     4.28         37
 1999               88,044     1.12     4.09      1.12     4.09      1.12     4.09         16
 1998               33,952     1.12     4.35      1.12     4.35      1.12     4.35         30
 1997(d)            23,551     1.12*    4.43*     1.11*    4.44*     1.11*    4.44*        29
 1996(g)            15,415     1.43*    3.93*     1.19*    4.17*     1.19*    4.17*        39
Class R (2/97)
 2001                  384      .56     4.84       .56     4.84       .56     4.85         22
 2000                  335      .53     4.81       .53     4.81       .53     4.81         37
 1999                1,173      .57     4.64       .57     4.64       .57     4.64         16
 1998                  701      .59     4.86       .59     4.86       .59     4.86         30
 1997(f)                40      .55*    5.07*      .55*    5.07*      .55*    5.07*        29
------------------------------------------------------------------------------------------------

* Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Limited Term.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b) After expense reimbursement from the Investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the 11 months ended April 30.
(e) For the year ended May 31.
(f) From commencement of class operations as noted through April 30.
(g) From commencement of class operations as noted through May 31.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
86

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Municipal Trust:

We have audited the accompanying statements of net assets of the Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen In-sured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (collectively, the "Funds") (each a series of the Nuveen Municipal Trust (a Massachusetts business trust)), in-cluding the portfolios of investments, as of April 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsi-bility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Nuveen All-American Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund for the years ended April 30, 1997 and prior were audited by other auditors whose report dated June 13, 1997, ex-pressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund as of April 30, 2001, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
June 7, 2001

-------------------------------------------------------------------------------
87

                                     Notes







----
88

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787




NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


----
89

      Serving
Investors
          For Generations
        ------------------------------------------------------------------------

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
  Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com